              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                              ON NOVEMBER 3, 2000

                                         SECURITIES ACT REGISTRATION NO. 2-91215

                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-4024
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /

                           PRE-EFFECTIVE AMENDMENT NO.                       / /


                        POST-EFFECTIVE AMENDMENT NO. 29                      /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                     / /


                                AMENDMENT NO. 30                             /X/


                        (Check appropriate box or boxes)

                            ------------------------

                      PRUDENTIAL CALIFORNIA MUNICIPAL FUND
               (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE,
                            NEWARK, NEW JERSEY 07102
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250

                             DEBORAH A. DOCS, ESQ.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):

/X/       immediately upon filing pursuant to paragraph (b)
/ /       on (date) pursuant to paragraph (b)
/ /       60 days after filing pursuant to paragraph (a)(1)
/ /       on (date) pursuant to paragraph (a)(1)
/ /       75 days after filing pursuant to paragraph (a)(2)
/ /       on (date) pursuant to paragraph (a)(2) of rule 485.

          If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        Title of Securities Being Registered......Shares of Beneficial Interest,
    $.01 Per Value.

----------------------------------------------------------------------
----------------------------------------------------------------------

                                                   PROSPECTUS   NOVEMBER 3, 2000



   PRUDENTIAL
   CALIFORNIA MUNICIPAL FUND
   CALIFORNIA SERIES


     FUND TYPE Muncipal bond

     OBJECTIVE Maximize current income that is exempt from California state and federal income taxes consistent with the preservation of capital

BUILD ON THE ROCK


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
3       Evaluating Performance
5       Fees and Expenses

7       HOW THE SERIES INVESTS
7       Investment Objective and Policies
9       Other Investments and Strategies
11      Investment Risks

17      HOW THE SERIES IS MANAGED
17      Board of Trustees
17      Manager
17      Investment Adviser
19      Distributor

20      SERIES DISTRIBUTIONS AND TAX ISSUES
20      Distributions
21      Tax Issues
22      If You Sell or Exchange Your Shares

24      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
24      How to Buy Shares
32      How to Sell Your Shares
35      How to Exchange Your Shares
37      Telephone Redemptions or Exchanges

38      FINANCIAL HIGHLIGHTS
39      Class A Shares
40      Class B Shares
41      Class C Shares
42      Class Z Shares

44      THE PRUDENTIAL MUTUAL FUND FAMILY

A-1     DESCRIPTION OF SECURITY RATINGS

        FOR MORE INFORMATION (Back Cover)


-------------------------------------------------------------------
CALIFORNIA SERIES                             [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the CALIFORNIA SERIES (the Series) of the PRUDENTIAL CALIFORNIA MUNICIPAL FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in California state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "California obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.


    In pursuing our objective, we normally invest so that at least 80% of the income from the Series' investments will be exempt from California state and federal income taxes or the Series will invest at least 80% of the Series' total assets in California obligations. We normally invest the Series' assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. The Series may invest in California obligations the interest and/or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The dollar-weighted average maturity of the Series will normally be between 10 and 20 years.

    While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due,

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

------------------------------------------------

as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates.

    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Bond prices and the Series' net asset value generally move in opposite directions from interest rates--if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

    Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.


    Because the Series will concentrate its investments in California obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Series, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in California obligations. For more detailed information on the

-------------------------------------------------------------------
2  CALIFORNIA SERIES                                       [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

risks of investing in California obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.

    Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests--Investment Risks."


    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.



ANNUAL RETURNS* (CLASS B SHARES)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990   5.33%
1991  10.71%
1992   8.37%
1993  11.63%
1994  -6.18%
1995  17.51%
1996   2.69%
1997   8.84%
1998   5.36%
1999  -3.58%

BEST QUARTER: 6.77% (1st quarter of 1995) WORST QUARTER: -5.74% (1st quarter of
1994)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE MANAGEMENT FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE RETURN OF THE CLASS B SHARES FROM 1-1-00 TO 9-30-00 WAS 8.04%.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

------------------------------------------------

AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)



------------------------------------------------------------------------------------------------------
                                     1 YR           5 YRS           10 YRS         SINCE INCEPTION
------------------------------------------------------------------------------------------------------
  Class A shares                        -6.23%           5.68%            N/A    6.03%  (since 1-22-90)
  Class B shares                        -8.58%           5.78%           5.85%   7.13%  (since 9-13-84)
  Class C shares                        -5.78%           5.46%            N/A    4.46%  (since  8-1-94)
  Class Z shares                        -3.09%            N/A             N/A    4.64%  (since 9-18-96)
  Muni Bond Index(2)                    -2.06%           6.91%           6.89%  **(2)
  Lipper Average(3)                     -5.16%           6.08%           6.08%  **(3)



1 THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER FOR EACH CLASS AND THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A AND CLASS C SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
2 THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (MUNI BOND INDEX)--AN UNMANAGED INDEX OF OVER 39,000 LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS--GIVES A BROAD LOOK AT HOW LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. THE MUNI BOND INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 7.00% FOR CLASS A, 5.86% FOR CLASS B, 4.89% FOR CLASS C AND 4.89% FOR CLASS Z SHARES. SOURCE:
     LEHMAN BROTHERS.
3 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS CATEGORY. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 6.25% FOR CLASS A, 7.70% FOR CLASS B, 4.85% FOR CLASS C AND 3.55% FOR CLASS Z SHARES. SOURCE: LIPPER INC.

-------------------------------------------------------------------
4  CALIFORNIA SERIES                                       [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each class of the Series--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."


 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------
                                 CLASS A     CLASS B     CLASS C     CLASS Z
------------------------------------------------------------------------------
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering              3%        None          1%        None
   price)
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                    None          5%(2)        1%(3)      None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                     None        None        None        None
  Redemption fees                    None        None        None        None
  Exchange fee                       None        None        None        None

 ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


------------------------------------------------------------------------------
                                 CLASS A     CLASS B     CLASS C     CLASS Z
------------------------------------------------------------------------------
  Management fees                    .50%        .50%        .50%        .50%
  + Distribution and service
   (12b-1) fees(4)                   .30%        .50%       1.00%        None
  + Other expenses                   .18%        .18%        .18%        .18%
  = Total annual Series
   operating expenses                .98%       1.18%       1.68%        .68%
  - Fee waiver or expense
   reimbursement(4)                  .05%        None        .25%        None
  = NET ANNUAL SERIES
   OPERATING EXPENSES                .93%       1.18%       1.43%        .68%



1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 FOR THE FISCAL YEAR ENDING AUGUST 31, 2001, THE DISTRIBUTOR OF THE SERIES HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A AND CLASS C SHARES, RESPECTIVELY.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE

This example will help you compare the fees and expenses of the Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------
                                1 YR  3 YRS   5 YRS   10 YRS
------------------------------------------------------------
  Class A shares                $392    $598    $821  $1,461
  Class B shares                $620    $675    $749  $1,350
  Class C shares                $344    $600    $980  $2,046
  Class Z shares                $ 69    $218    $379   $ 847


You would pay the following expenses on the same investment if you did not sell your shares:


-----------------------------------------------------------
                                1 YR  3 YRS  5 YRS   10 YRS
-----------------------------------------------------------
  Class A shares                $392   $598    $821  $1,461
  Class B shares                $120   $375    $649  $1,350
  Class C shares                $244   $600    $980  $2,046
  Class Z shares                $ 69   $218    $379   $ 847


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6  CALIFORNIA SERIES                                       [ICON] (800) 225-1852

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. In conjunction with its investment objective, the Series may invest in debt obligations with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.


    In pursuing the Series' objective, we invest primarily in CALIFORNIA OBLIGATIONS, including California state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from California and federal income taxes. We normally invest so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its total assets invested in California obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues--Distributions."


    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.


    We normally invest the Series' total assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated in the lowest of the "investment grade" quality grades have certain speculative characteristics. We may also invest in insured municipal bonds. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured

-------------------------------------------------------------------


MUNICIPAL BONDS

States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The issuer gets the cash needed to complete the project and investors earn income on their investment.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS

------------------------------------------------

bond's credit risk and may increase the bond's value. Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but we will take this into consideration in deciding whether the Series should continue to hold the obligations.


    A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.



    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

    The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.

    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.


    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies of the Series that are not fundamental.

-------------------------------------------------------------------
8  CALIFORNIA SERIES                                       [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.


MUNICIPAL LEASE OBLIGATIONS

The Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.


MUNICIPAL ASSET-BACKED SECURITIES

The Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.



FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS,


SECONDARY INVERSE FLOATERS AND ZERO COUPON MUNICIPAL BONDS


The Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS

------------------------------------------------

an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. ZERO COUPON MUNICIPAL BONDS do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.



DERIVATIVE STRATEGIES


We may use various DERIVATIVE STRATEGIES to try to improve the Series' returns. We may use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives--such as futures contracts, options on futures and interest rate swaps--involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match the Series' underlying holdings.



FUTURES CONTRACTS AND RELATED OPTIONS


The Series may purchase and sell futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An OPTION is the right to buy or sell securities or, in the case of an option on a futures

-------------------------------------------------------------------
10  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

HOW THE SERIES INVESTS

------------------------------------------------

contract, the right to buy or sell a futures contract, in exchange for a premium.



INTEREST RATE SWAP TRANSACTIONS


The Series may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, the Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Series anticipates purchasing at a later date.



TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.



    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."


ADDITIONAL STRATEGIES

The Series also follows certain policies when it BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS

------------------------------------------------

Series' principal investments and certain other non-principal investments the Series may make. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

-------------------------------------------------------------------
12  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE


----------------------------------------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS                          RISKS                                 POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------
  MUNICIPAL BONDS                 -- Concentration risk--the risk that        -- Tax-exempt interest income, except
                                      bonds may lose value because of             with respect to certain bonds, such
  PROVIDE AT LEAST 80% OF             political, economic or other events         as private activity bonds, which are
  SERIES' INCOME OR COMPRISE          affecting issuers of California             subject to the federal alternative
  AT LEAST 80% OF ITS TOTAL           obligations                                 minimum tax (AMT)
  ASSETS                          -- Credit risk--the risk that the           -- If interest rates decline, long-term
                                      borrower can't pay back the money           yields should be higher than money
                                      borrowed or make interest payments          market yields
                                      (lower for insured and higher rated     -- Bonds have generally outperformed
                                      bonds). The lower a bond's quality,         money market investments over the
                                      the higher its potential volatility         long term
                                  -- Market risk--the risk that bonds will    -- Most bonds rise in value when
                                      lose value in the market, sometimes         interest rates fall
                                      rapidly or unpredictably, because
                                      interest rates rise or there is a
                                      lack of confidence in the borrower
                                      or the bond's insurer
                                  -- Illiquidity risk--the risk that bonds
                                      may be difficult to value precisely
                                      and sell at time or price desired,
                                      in which case valuation would depend
                                      more on investment adviser's
                                      judgment than is generally the case
                                      with other types of municipal bonds
                                  -- Nonappropriation risk--the risk that
                                      the state or municipality may not
                                      include the bond obligations in
                                      future budgets
                                  -- Tax risk--the risk that federal,
                                      state or local income tax rates may
                                      decrease, which could decrease
                                      demand for municipal bonds or that a
                                      change in law may limit or eliminate
                                      exemption of interest on municipal
                                      bonds from such taxes
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)


----------------------------------------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS                          RISKS                                 POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------
  MUNICIPAL LEASE OBLIGATIONS     -- See concentration risk, credit risk,     -- Tax-exempt interest income, except
                                      market risk, illiquidity risk,              with respect to certain bonds, such
  PERCENTAGE VARIES; USUALLY          nonappropriation risk and tax risk          as private activity bonds, which are
  LESS THAN 25%                   -- Abatement risk--the risk that the            subject to the AMT
                                      entity leasing the equipment or         -- If interest rates decline, long-term
                                      facility will not be required to            yields should be higher than money
                                      make lease payments because it does         market yields
                                      not have full use of the equipment
                                      or facility
----------------------------------------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED          -- Prepayment risk--the risk that the       -- Regular interest income
  SECURITIES                          underlying bonds may be prepaid,        -- Pass-through instruments provide
                                      partially or completely, generally          greater diversification than direct
  PERCENTAGE VARIES; USUALLY          during periods of falling interest          ownership of municipal bonds
  LESS THAN 15%                       rates, which could adversely affect     -- May offer higher yield due to their
                                      yield to maturity and could require         structure
                                      the Series to reinvest in lower
                                      yielding bonds
                                  -- Credit risk--the risk that the
                                      underlying municipal bonds will not
                                      be paid by issuers or by credit
                                      insurers or guarantors of such
                                      instruments. Some municipal
                                      asset-backed securities are
                                      unsecured or secured by lower-rated
                                      insurers or guarantors and thus may
                                      involve greater risk
                                  -- See market risk and tax risk
----------------------------------------------------------------------------------------------------------------------
  ZERO COUPON MUNICIPAL BONDS     -- See credit risk, market risk,            -- Tax-exempt interest income, except
  PERCENTAGE VARIES; USUALLY          concentration risk and tax risk             with respect to certain bonds, such
  LESS THAN 40%                   -- Typically subject to greater                 as private activity bonds, which are
                                      volatility and less liquidity in            subject to the AMT
                                      adverse markets than other municipal    -- Value rises faster when interest
                                      bonds                                       rates fall
----------------------------------------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE BONDS    -- Value lags value of fixed-rate           -- May offer protection against interest
                                      securities when interest rates              rate increases
                                      change
  PERCENTAGE VARIES; USUALLY      -- See tax risk
  LESS THAN 10%
----------------------------------------------------------------------------------------------------------------------


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14  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)


----------------------------------------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS                          RISKS                                 POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------
  INVERSE FLOATERS/ SECONDARY     -- High market risk--risk that inverse      -- Income generally will increase when
  INVERSE FLOATERS                    floaters will fluctuate in value            interest rates decrease
                                      more dramatically than other debt
  PERCENTAGE VARIES; USUALLY          securities when interest rates
  LESS THAN 15%                       change
                                  -- See credit risk, illiquidity risk and
                                      tax risk
                                  -- Secondary inverse floaters are
                                      subject to additional risks of
                                      municipal asset-backed securities
----------------------------------------------------------------------------------------------------------------------
  DERIVATIVES                     -- Derivatives such as futures, options     -- The Series could make money and
                                      on futures and interest rate swaps          protect against losses if the
  PERCENTAGE VARIES; USUALLY          that are used for hedging purposes          investment analysis proves correct
  LESS THAN 20%                       may not fully offset the underlying     -- One way to manage the Series'
                                      positions and this could result in          risk/return balance is to lock in
                                      losses to the Series that would not         the value of an investment ahead of
                                      have otherwise occurred                     time
                                  -- Derivatives used for risk management     -- Derivatives used for return
                                      may not have the intended effects           enhancement purposes involve a type
                                      and may result in losses or missed          of leverage and could generate
                                      opportunities                               substantial gains at low cost
                                  -- The other party to a derivatives
                                      contract could default
                                  -- Derivatives used for return
                                      enhancement purposes involve a type
                                      of leverage (borrowing for
                                      investment) and could magnify losses
                                  -- Certain types of derivatives involve
                                      costs to the Series that can reduce
                                      returns
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)


----------------------------------------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS                          RISKS                                 POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------
  WHEN-ISSUED AND                 -- May magnify underlying investment        -- May magnify underlying investment
  DELAYED-DELIVERY SECURITIES         losses                                      gains
                                  -- Investment costs may exceed potential
  PERCENTAGE VARIES; USUALLY          underlying investment gains
  LESS THAN 20%                   -- See tax risk
----------------------------------------------------------------------------------------------------------------------
  ILLIQUID SECURITIES             -- See illiquidity risk                     -- May offer a more attractive yield or
                                                                                  potential for growth than more
  UP TO 15% OF NET ASSETS                                                         widely traded securities
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------
16  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES

The Fund's Board of Trustees oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077



    Under a Management Agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year ended August 31, 2000, the Series paid PIFM management fees of .50 of 1% of the Series' average daily net assets.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2000, PIFM served as the manager to all 49 of the Prudential mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $75.1 billion.


INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

    Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
------------------------------------------------

    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.
    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.
    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.

    The Municipal Bond Team, headed by Evan Lamp, is primarily responsible for overseeing the day-to-day management of the Series. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Series' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


                             MUNICIPAL BONDS


ASSETS UNDER MANAGEMENT: $5 billion (as of June 30, 2000).

TEAM LEADER: Evan Lamp. GENERAL INVESTMENT EXPERIENCE: 7 years.

PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 8 years, which includes team members with significant mutual fund experience.

SECTOR: City, state and local government securities.
-------------------------------------------------------------------
18  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED

------------------------------------------------

INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of net investment income monthly and CAPITAL GAINS, if any, at least annually to shareholders. Dividends generally will be exempt from federal and California state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.

    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.


    As we mentioned before, the Series will concentrate its investments in California obligations. In addition to being exempt from federal income taxes, Series' dividends are EXEMPT FROM CALIFORNIA STATE INCOME TAXES (but not from California franchise taxes) FOR CALIFORNIA RESIDENTS if the dividends are excluded from federal income taxes, are derived from interest payments on California obligations and as long as 50% or more of the value of its total assets are obligations which when held by an individual is exempt from taxation under California law. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative

-------------------------------------------------------------------
20  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.

    The Series also distributes LONG-TERM CAPITAL GAINS to shareholders-- typically once a year. Long-term capital gains are generated when the Series sells assets that it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20% for federal income tax purposes. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


    For your convenience, distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.

    Series distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

WITHHOLDING TAXES

If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.


IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN which is subject to tax. For individuals, the maximum capital gains tax rate is 20% for shares held for more than twelve months. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

RECEIPTS FROM SALE  $        -->        +$  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -$  CAPITAL LOSS
                                            (offset against gain)

[GRAPH]

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the

-------------------------------------------------------------------
22  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES

------------------------------------------------

shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). Under certain circumstances, if you acquire shares of the Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

    Exchanging your shares of the Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

    Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020


    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available to a limited group of investors.

    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why they call it a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of varying distribution fees
-------------------------------------------------------------------
24  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

     -- The different sales charges that apply to each share class-- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC

     --    Whether you qualify for any reduction or waiver of sales charges
     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


--------------------------------------------------------------------------------------
                               CLASS A          CLASS B          CLASS C      CLASS Z
--------------------------------------------------------------------------------------
  Minimum purchase         $1,000           $1,000           $2,500           None
    amount(1)
  Minimum amount for       $100             $100             $100             None
    subsequent
   purchases(1)
  Maximum initial          3% of the        None             1% of the        None
    sales charge           public offering                   public offering
                           price                             price
  Contingent Deferred      None             If sold during:  1% on sales      None
    Sales Charge                            Year 1    5%     made within 18
   (CDSC)(2)                                Year 2    4%     months of
                                            Year 3    3%     purchase
                                            Year 4    2%
                                            Year 5    1%
                                            Year 6    1%
                                            Year 7    0%
  Annual distribution      .30 of 1%        .50 of 1%        1% (.75 of 1%    None
    and service (12b-1)    (.25 of 1%                        currently)
    fees (shown as         currently)
    a percentage of
    average net
    assets)(3)



1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES-- AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)."
3 THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM THE SERIES' ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. CLASS A AND CLASS B SHARES MAY PAY A SERVICE FEE OF UP TO .25 OF 1%. CLASS C SHARES WILL PAY A SERVICE FEE OF .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE), IS LIMITED TO .50 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE) FOR CLASS B SHARES, AND IS .75 OF 1% FOR CLASS C SHARES. FOR THE FISCAL YEAR ENDING AUGUST 31, 2001, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A AND CLASS C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF CLASS A SHARES AND CLASS C SHARES, RESPECTIVELY.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


----------------------------------------------------------------------------------------
                           SALES CHARGE AS % OF   SALES CHARGE AS % OF       DEALER
   AMOUNT OF PURCHASE         OFFERING PRICE         AMOUNT INVESTED       REALLOWANCE
----------------------------------------------------------------------------------------
  Less than $99,999                        3.00%                  3.09%            3.00%
  $100,000 to $249,999                     2.50%                  2.56%            2.50%
  $250,000 to $499,999                     1.50%                  1.52%            1.50%
  $500,000 to $999,999                     1.00%                  1.01%            1.00%
  $1 million and above(1)                   None                   None             None

1 IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors


     -- Buy Class A shares of two or more Prudential mutual funds at the same time



     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own (excluding money market fund shares other than those acquired through the exchange privilege) with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)



     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will invest a specific dollar amount in the Series and other Prudential mutual funds within 13 months.


    The Distributor may reallow Class A's sales charge to dealers.
-------------------------------------------------------------------
26  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services



     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating
Class A's initial sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    Purchase your shares through an account at Prudential Securities


     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation


     --    Purchase your shares through another broker.


    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker, who may require any supporting documents it considers to be appropriate.


QUALIFYING FOR CLASS Z SHARES

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services


     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.
-------------------------------------------------------------------
28  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option



     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)


     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, switching to Class A shares lowers your Series expenses.

    When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.


    We determine the NAV of our shares once each business day at 4:15 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.



WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?

For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------
-------------------------------------------------------------------
30  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:


AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.



PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101



AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.



THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.



SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------
contain important financial information about your Series. To reduce the Series' expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.

    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m., New York time, to process the sale on that day. Otherwise, contact:



PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101



    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.


RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

-------------------------------------------------------------------
32  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    If you are selling more than $100,000 of shares, if you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell your shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions


     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares



     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).


    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------
purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:


     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability



     --    On certain sales effected through the Systematic Withdrawal Plan.



    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Contingent Deferred Sales Charge--Waiver of Contingent Deferred Sales Charge--Class B Shares."


REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.
-------------------------------------------------------------------
34  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


    There is no sales charge for exchanges. If, however, you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of the Series' shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

-------------------------------------------------------------------
36  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:15 p.m., New York time. You will receive a redemption or exchange amount based on that day's NAV.

    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.


    The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------


The financial highlights will help you evaluate the financial performance of the Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


    Review each chart with the financial statements and the report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

-------------------------------------------------------------------
38  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS A SHARES

The financial highlights for the four fiscal years ended August 31, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the fiscal year ended August 31, 1996, were audited by other independent auditors, whose reports were unqualified.



 CLASS A SHARES (FISCAL YEARS ENDED 8-31)



----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          2000             1999             1998             1997             1996
----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR         $11.45           $12.22           $11.80           $11.44           $11.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         .58              .59              .62              .65(3)           .65(3)
 Net realized and unrealized gain
  (loss) on investment transactions            .33             (.77)             .43              .36             (.05)
 TOTAL FROM INVESTMENT OPERATIONS              .91             (.18)            1.05             1.01              .60
----------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                      (.58)            (.59)            (.62)            (.65)            (.65)
 Distributions in excess of net
  investment income                             --(1)            --             (.01)              --(1)            --
 TOTAL DISTRIBUTIONS                          (.58)            (.59)            (.63)            (.65)            (.65)
 NET ASSET VALUE, END OF YEAR               $11.78           $11.45           $12.22           $11.80           $11.44
 TOTAL RETURN(2)                             8.35%            (1.56)%          9.13%            9.01%            5.23%
---------------------------------
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 2000             1999             1998             1997             1996
----------------------------------------------------------------------------------------------------------------------
---------------------------------
 NET ASSETS, END OF YEAR (000)             $94,776          $92,868          $91,356          $81,535          $72,876
 AVERAGE NET ASSETS (000)                  $93,560          $94,868          $85,624          $78,347          $71,119
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                    .93%             .89%             .78%             .76%(3)          .81%(3)
 Expenses, excluding distribution
  and service (12b-1) fees                    .68%             .69%             .68%             .66%(3)          .71%(3)
 Net investment income                       5.13%            4.94%            5.18%            5.53%(3)         5.58%(3)
 Portfolio turnover                            25%              13%              11%              14%              26%
---------------------------------



1    LESS THAN $.005 PER SHARE.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
3    NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES

The financial highlights for the four fiscal years ended August 31, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the fiscal year ended August 31, 1996, were audited by other independent auditors, whose reports were unqualified.



 CLASS B SHARES (FISCAL YEARS ENDED 8-31)



----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          2000             1999             1998             1997             1996
----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR         $11.44           $12.22           $11.80           $11.43           $11.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         .56              .56              .58              .60(3)           .60(3)
 Net realized and unrealized gain
  (loss) on investment transactions            .34             (.78)             .43              .37             (.06)
 TOTAL FROM INVESTMENT OPERATIONS              .90             (.22)            1.01              .97              .54
----------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                      (.56)            (.56)            (.58)            (.60)            (.60)
 Distributions in excess of net
  investment income                             --(1)            --             (.01)              --(1)            --
 TOTAL DISTRIBUTIONS                          (.56)            (.56)            (.59)            (.60)            (.60)
 NET ASSET VALUE, END OF YEAR               $11.78           $11.44           $12.22           $11.80           $11.43
 TOTAL RETURN(2)                             8.18%            (1.94)%          8.70%            8.67%            4.73%
---------------------------------
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 2000             1999             1998             1997             1996
----------------------------------------------------------------------------------------------------------------------
---------------------------------
 NET ASSETS, END OF YEAR (000)             $32,403          $48,196          $62,043          $70,093          $85,190
 AVERAGE NET ASSETS (000)                  $38,348          $56,041          $66,086          $75,935          $96,525
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                   1.18%            1.19%            1.18%            1.16%(3)         1.21%(3)
 Expenses, excluding distribution
  and service (12b-1) fees                    .68%             .69%             .68%             .66%(3)          .71%(3)
 Net investment income                       4.89%            4.62%            4.78%            5.13%(3)         5.18%(3)
 Portfolio turnover                            25%              13%              11%              14%              26%
---------------------------------



1    LESS THAN $.005 PER SHARE.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
3    NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
40  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES

The financial highlights for the four fiscal years ended August 31, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the fiscal year ended August 31, 1996, were audited by other independent auditors, whose reports were unqualified.



 CLASS C SHARES (FISCAL YEARS ENDED 8-31)



----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          2000             1999             1998             1997             1996
----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR         $11.44           $12.22           $11.80           $11.43           $11.49
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         .53              .53              .55              .57(3)           .57(3)
 Net realized and unrealized gain
  (loss) on investment transactions            .34             (.78)             .43              .37             (.06)
 TOTAL FROM INVESTMENT OPERATIONS              .87             (.25)             .98              .94              .51
----------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                      (.53)            (.53)            (.55)            (.57)            (.57)
 Distributions in excess of net
  investment income                             --(1)            --             (.01)              --(1)            --
 TOTAL DISTRIBUTIONS                          (.53)            (.53)            (.56)            (.57)            (.57)
 NET ASSET VALUE, END OF YEAR               $11.78           $11.44           $12.22           $11.80           $11.43
 TOTAL RETURN(2)                             7.91%            (2.18)%          8.43%            8.40%            4.47%
---------------------------------
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 2000             1999             1998             1997             1996
----------------------------------------------------------------------------------------------------------------------
---------------------------------
 NET ASSETS, END OF YEAR (000)              $1,112           $1,447           $1,257             $334             $543
 AVERAGE NET ASSETS (000)                   $1,290           $1,373             $689             $480             $286
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                   1.43%            1.44%            1.43%            1.41%(3)         1.46%(3)
 Expenses, excluding distribution
  and service (12b-1) fees                    .68%             .69%             .68%             .66%(3)          .71%(3)
 Net investment income                       4.64%            4.40%            4.53%            4.88%(3)         4.93%(3)
 Portfolio turnover                            25%              13%              11%              14%              26%
---------------------------------



1    LESS THAN $.005 PER SHARE.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
3    NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights for the three fiscal years ended August 31, 2000 and the period from December 6, 1996 through August 31, 1997, were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.



 CLASS Z SHARES (FISCAL YEARS ENDED 8-31)



---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE           2000              1999              1998            1997(1)
---------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                     $11.45            $12.23            $11.81    $      11.50
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                          .61               .62               .63             .64(4)
 Net realized and unrealized gain
  (loss) on investment transactions             .34              (.78)              .43             .31
 TOTAL FROM INVESTMENT OPERATIONS               .95              (.16)             1.06             .95
---------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                       (.61)             (.62)             (.63)           (.64)
 Distributions in excess of net
  investment income                              --(5)             --              (.01)             --(5)
 TOTAL DISTRIBUTIONS                           (.61)             (.62)             (.64)           (.64)
 NET ASSET VALUE, END OF PERIOD              $11.79            $11.45            $12.23    $      11.81
 TOTAL RETURN(2)                              8.71%             (1.44)%           9.24%           8.35%
----------------------------------
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                  2000              1999              1998              1997
---------------------------------------------------------------------------------------------------------
----------------------------------
 NET ASSETS, END OF PERIOD (000)             $1,599              $928            $1,037    $        710
 AVERAGE NET ASSETS (000)                    $1,231            $1,427              $847    $        458
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                     .68%              .69%              .68%            .66%(3),(4)
 Expenses, excluding distribution
  and service (12b-1) fees                     .68%              .69%              .68%            .66%(3),(4)
 Net investment income                        5.37%             5.15%             5.28%           5.35%(3),(4)
 Portfolio turnover                             25%               13%               11%             14%
----------------------------------



1 INFORMATION SHOWN IS FOR THE PERIOD FROM 12-6-96 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 8-31-97.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
3    ANNUALIZED.
4    NET OF MANAGEMENT FEE WAIVER.
5    LESS THAN $.005 PER SHARE.

-------------------------------------------------------------------
42  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

                 [This page has been left blank intentionally.]

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL EQUITY FUND, INC.


PRUDENTIAL INDEX SERIES FUND

  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND


  PRUDENTIAL JENNISON GROWTH FUND

PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND

  PRUDENTIAL UTILITY FUND

PRUDENTIAL SMALL COMPANY VALUE FUND, INC.

PRUDENTIAL TAX-MANAGED FUNDS


  PRUDENTIAL TAX-MANAGED EQUITY FUND


PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.


PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.


PRUDENTIAL VALUE FUND

PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.

  PRUDENTIAL GLOBAL GROWTH FUND


  PRUDENTIAL INTERNATIONAL VALUE FUND


  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
44  CALIFORNIA SERIES                                      [ICON] (800) 225-1852

-------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.

BOND FUNDS
TAXABLE BOND FUNDS

PRUDENTIAL GOVERNMENT INCOME FUND, INC.

PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

  INCOME PORTFOLIO

PRUDENTIAL TOTAL RETURN BOND FUND, INC.

TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES


                 [This page has been left blank intentionally.]


--------------------------------------------------------------------------------

APPENDIX A
-------------------------------------

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS
    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
    Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
    Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
    C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

    P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
    P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
    P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.
    MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
    MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
    MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable
-------------------------------------------------------------------
A-2  CALIFORNIA SERIES                                     [ICON] (800) 225-1852

APPENDIX A
------------------------------------------------

strength of the preceding grades.
    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS
    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated obligations only in small degree.
    A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

    Debt rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


    BB: Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.


    B: Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair

--------------------------------------------------------------------------------

APPENDIX A

------------------------------------------------

capacity or willingness to pay interest or repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


    CCC: Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


    CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned and actual or implied CCC rating.


    C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.


    CI: The rating CI is reserved for income bonds on which no interest is being paid.

    D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.
    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
    A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
    A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
-------------------------------------------------------------------
A-4  CALIFORNIA SERIES                                     [ICON] (800) 225-1852

APPENDIX A
------------------------------------------------

MUNICIPAL NOTES

A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

--------------------------------------------------------------------------------

                                     Notes

-------------------------------------------------------------------
A-6  CALIFORNIA SERIES                                     [ICON] (800) 225-1852

                                     Notes

--------------------------------------------------------------------------------

FOR MORE INFORMATION



Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)



Outside Brokers should contact


PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769


Visit Prudential's website at

http://www.prudential.com

Additional information about the Series can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
(contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance)

SEMI-ANNUAL REPORT


You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows


BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST

publicinfo@sec.gov
 (The SEC charges a fee to copy
 documents.)


IN PERSON


Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)


VIA THE INTERNET
 on the EDGAR Database at
 http://www.sec.gov



CUSIP Numbers              NASDAQ Symbols



Class A Shares--744313-10-7      PRMCX



Class B Shares--744313-20-6      PBCMX



Class C Shares--744313-70-1      PCCSX



Class Z Shares--744313-88-3      PZCSX



Investment Company Act File No. 811-4024


 MF116A
[RECYCLED LOGO]
 Printed on Recycled Paper

                                                   PROSPECTUS   NOVEMBER 3, 2000



    PRUDENTIAL
    CALIFORNIA MUNICIPAL FUND
    CALIFORNIA INCOME SERIES

     FUND TYPE Municipal bond
     OBJECTIVE Maximize current income that is exempt from California state and federal income taxes consistent with the preservation of capital

BUILD ON THE ROCK


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
2       Principal Risks
3       Evaluating Performance
5       Fees and Expenses

7       HOW THE SERIES INVESTS
7       Investment Objective and Policies
9       Other Investments and Strategies
12      Investment Risks

18      HOW THE SERIES IS MANAGED
18      Board of Trustees
18      Manager
18      Investment Adviser
20      Distributor

21      SERIES DISTRIBUTIONS AND TAX ISSUES
21      Distributions
22      Tax Issues
23      If You Sell or Exchange Your Shares

25      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
25      How to Buy Shares
33      How to Sell Your Shares
36      How to Exchange Your Shares
37      Telephone Redemptions or Exchanges

39      FINANCIAL HIGHLIGHTS
40      Class A Shares
41      Class B Shares
42      Class C Shares
43      Class Z Shares

44      THE PRUDENTIAL MUTUAL FUND FAMILY

A-1     DESCRIPTION OF SECURITY RATINGS

        FOR MORE INFORMATION (Back Cover)


-------------------------------------------------------------------
CALIFORNIA INCOME SERIES                      [Icon] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the CALIFORNIA INCOME SERIES (the Series) of the PRUDENTIAL CALIFORNIA MUNICIPAL FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to maximize CURRENT INCOME that is EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. This means we invest primarily in California state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "California obligations"). In conjunction with our investment objective, we may invest in debt obligations with the potential for capital gain.


    In pursuing our objective, we normally invest so that at least 80% of the income from the Series' investments will be exempt from California state and federal income taxes or the Series will invest at least 80% of its total assets in California obligations. We normally invest at least 70% of the Series' total assets in "investment grade" debt obligations, which are debt obligations rated at least BBB by Standard & Poor's Ratings Group (S&P), Baa by Moody's Investors Service (Moody's), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. We may invest up to 30% of the Series' assets in "non-investment grade" or HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS, commonly known as JUNK BONDS. The Series may invest in California obligations the interest and/or principal payments on which are insured by the bond issuers or other parties. The Series may also invest in certain municipal bonds, the interest on which is subject to the federal alternative minimum tax
(AMT). The dollar-weighted average maturity of the Series will normally be between 10 and 20 years.

    While we make every effort to achieve our objective, we can't guarantee success.
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. The Series invests in non-investment grade securities--also known as junk bonds--which have a higher risk of default of payment of principal and interest and tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.

    The Series may purchase insured municipal bonds to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against the market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.
    Bond prices and the Series' net asset value generally move in opposite directions from interest rates--if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, pay as well as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

    Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.


    Because the Series will concentrate its investments in California obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal bond fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of possible natural disasters, or other economic or credit problems affecting the State generally

-------------------------------------------------------------------
2  CALIFORNIA INCOME SERIES                                [Icon] (800) 225-1852

RISK/RETURN SUMMARY

------------------------------------------------

or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Series, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in California obligations. For more detailed information on the risks of investing in California obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.


    Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Series Invests--Investment Risks."


    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with those of a broad measure of market performance and a group of similar mutual funds. Past performance does not mean that the Series will achieve similar results in the future.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

------------------------------------------------

ANNUAL RETURNS* (CLASS A SHARES)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991  11.02%
1992  10.09%
1993  14.21%
1994  -3.70%
1995  18.53%
1996   4.36%
1997  10.28%
1998   6.45%
1999  -7.01%

BEST QUARTER: 6.72% (1st quarter of 1995) WORST QUARTER: -4.34% (1st quarter of
1994)

* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) AND MANAGEMENT FEE WAIVERS, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE RETURN OF THE CLASS A SHARES FROM 1-1-00 TO 9-30-00 WAS 8.03%.


AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)



-------------------------------------------------------------------------------------------------
                                1 YR            5 YRS         10 YRS          SINCE INCEPTION
-------------------------------------------------------------------------------------------------
  Class A shares                   -7.01%        6.19%           N/A        6.84%  (since 12-3-90)
  Class B shares                   -9.46%        6.29%           N/A        4.75%  (since 12-7-93)
  Class C shares                   -6.65%        5.97%           N/A        4.92%  (since  8-1-94)
  Class Z shares                   -3.89%          N/A           N/A        4.87%  (since 9-18-96)
  Muni Bond Index(2)               -2.06%        6.91%         6.89%                        **(2)
  Lipper Average(3)                -5.16%        6.08%         6.08%                        **(3)



1                       THE SERIES' RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES. WITHOUT THE MANAGEMENT FEE WAIVER FOR EACH CLASS
                        AND THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR
                        CLASS A AND CLASS C SHARES, THE RETURNS WOULD HAVE BEEN
                        LOWER.
2                       THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (MUNI BOND
                        INDEX)--AN UNMANAGED INDEX OF OVER 39,000 LONG-TERM
                        INVESTMENT-GRADE MUNICIPAL BONDS--GIVES A BROAD LOOK AT HOW
                        LONG-TERM INVESTMENT-GRADE MUNICIPAL BONDS HAVE PERFORMED.
                        THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES
                        OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD
                        BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND
                        OPERATING EXPENSES. THE MUNI BOND INDEX RETURNS SINCE THE
                        INCEPTION OF EACH CLASS ARE 7.00% FOR CLASS A, 6.83% FOR
                        CLASS B, 5.86% FOR CLASS C AND 4.89% FOR CLASS Z SHARES.
                        SOURCE: LEHMAN BROTHERS.
3                       THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL
                        MUTUAL FUNDS IN THE LIPPER CALIFORNIA MUNICIPAL DEBT FUNDS
                        CATEGORY. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY
                        SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED
                        THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE
                        INCEPTION OF EACH CLASS ARE 6.05% FOR CLASS A, 4.06% FOR
                        CLASS B, 4.84% FOR CLASS C AND 3.54% FOR CLASS Z SHARES.
                        SOURCE: LIPPER INC.


-------------------------------------------------------------------
4  CALIFORNIA INCOME SERIES                                [Icon] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES

These tables show the sales charges, fees, and expenses that you may pay if you buy and hold shares of each class of the Series--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Series."

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------------------------------
                                                 CLASS A    CLASS B    CLASS C    CLASS Z
------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering             3%       None         1%       None
   price)
  Maximum deferred sales charge (load) (as a
   percentage of the lower of original purchase
   price or sale proceeds)                          None         5%(2)      1%(3)    None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions     None       None       None       None
  Redemption fees                                   None       None       None       None
  Exchange fee                                      None       None       None       None

 ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


------------------------------------------------------------------------------------------
                                                 CLASS A    CLASS B    CLASS C    CLASS Z
------------------------------------------------------------------------------------------
  Management fees                                   .50%       .50%       .50%       .50%
  + Distribution and service (12b-1) fees(4)        .30%       .50%      1.00%       None
  + Other expenses                                  .11%       .11%       .11%       .11%
  = Total annual Series operating expenses          .91%      1.11%      1.61%       .61%
  - Fee waiver or expense reimbursement(4)          .05%       None       .25%       None
  = NET ANNUAL SERIES OPERATING EXPENSES            .86%      1.11%      1.36%       .61%



1                       YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.
2                       THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B
                        SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH
                        YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO
                        CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3                       THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN
                        18 MONTHS OF PURCHASE.
4                       FOR THE FISCAL YEAR ENDING AUGUST 31, 2001, THE DISTRIBUTOR
                        OF THE SERIES HAS CONTRACTUALLY AGREED TO REDUCE ITS
                        DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A AND CLASS
                        C SHARES TO .25 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET
                        ASSETS OF CLASS A AND CLASS C SHARES, RESPECTIVELY.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE

This example will help you compare the fees and expenses of the Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


---------------------------------------------------------------------------------------------
                                                   1 YR       3 YRS       5 YRS       10 YRS
---------------------------------------------------------------------------------------------
  Class A shares                                     $385        $577        $784      $1,382
  Class B shares                                     $613        $653        $712      $1,270
  Class C shares                                     $337        $579        $944      $1,971
  Class Z shares                                     $ 62        $195        $340       $ 762


You would pay the following expenses on the same investment if you did not sell your shares:


-----------------------------------------------------------------------------------------------
                                                     1 YR       3 YRS       5 YRS       10 YRS
-----------------------------------------------------------------------------------------------
  Class A shares                                       $385        $577        $784      $1,382
  Class B shares                                       $113        $353        $612      $1,270
  Class C shares                                       $237        $579        $944      $1,971
  Class Z shares                                       $ 62        $195        $340       $ 762


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6  CALIFORNIA INCOME SERIES                                [Icon] (800) 225-1852

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Series' investment objective is to maximize CURRENT INCOME that is EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES, consistent with the PRESERVATION OF CAPITAL. In conjunction with its investment objective, the Series may invest in debt obligations with the potential for capital gain. While we make every effort to achieve our objective, we can't guarantee success.


    In pursuing the Series' objective, we invest primarily in CALIFORNIA OBLIGATIONS, including California state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from California state and federal income taxes. We normally invest so that at least 80% of the income from the Series' investments will be exempt from those taxes or the Series will have at least 80% of its total assets invested in California obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax
(AMT). See "Series Distributions and Tax Issues--Distributions."


    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.


    We normally invest at least 70% of the Series' total assets in "investment grade" debt obligations, which are obligations rated at least BBB by S&P, Baa by Moody's, or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. Debt obligations rated in the lowest of the "investment grade" quality grades (BBB/Baa) have certain speculative characteristics. We may also invest in insured municipal bonds. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality.

-------------------------------------------------------------------


MUNICIPAL BONDS

States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The issuer gets the cash needed to complete the project and investors earn income on their investment.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS

------------------------------------------------

Insurance reduces the insured bond's credit risk and may increase the bond's value. We may also invest up to 30% of the Series' assets in HIGH-YIELD MUNICIPAL DEBT OBLIGATIONS or JUNK BONDS. Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but we will take this into consideration in deciding whether the Series should continue to hold the obligation.


    A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.


    During the fiscal year ended August 31, 2000, the monthly dollar-weighted average ratings of the debt obligations held by the Series, expressed as a percentage of the Series' total investments, were as follows:



---------------------------------------------------------------------------------
                                                                 PERCENTAGES OF
RATINGS                                                        TOTAL INVESTMENTS
---------------------------------------------------------------------------------
  AAA/Aaa                                                                  35.51%
  AA/Aa                                                                     2.76%
  A/A                                                                       8.79%
  BBB/Baa                                                                   9.42%
  BB/Ba                                                                     0.99%
  Unrated
    AAA/Aaa                                                                 8.04%
    AA/Aa                                                                   0.88%
    A/A                                                                     0.95%
    BBB/Baa                                                                 7.08%
    BB/Ba                                                                   7.83%
    B/B                                                                    14.39%
    Less than CCC/Caa                                                       1.06%
    Other                                                                   2.30%


-------------------------------------------------------------------
8  CALIFORNIA INCOME SERIES                                [Icon] (800) 225-1852

HOW THE SERIES INVESTS

------------------------------------------------

    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

    The dollar-weighted average maturity of the obligations held by the Series generally ranges between 10 and 20 years.

    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.


    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies of the Series that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.


MUNICIPAL LEASE OBLIGATIONS

The Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

MUNICIPAL ASSET-BACKED SECURITIES

The Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds



FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS,
SECONDARY INVERSE FLOATERS AND ZERO COUPON MUNICIPAL BONDS


The Series may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. ZERO COUPON MUNICIPAL BONDS do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.



DERIVATIVE STRATEGIES


We may use various DERIVATIVE STRATEGIES to try to improve the Series' returns. We may use hedging techniques to try to protect the Series' assets. We cannot guarantee that these strategies and techniques will work, that

-------------------------------------------------------------------
10  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

HOW THE SERIES INVESTS

------------------------------------------------

the instruments necessary to implement these strategies and techniques will be available, or that the Series will not lose money. Derivatives--such as futures contracts, options on futures and interest rate swaps--involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match the Series' underlying holdings.



FUTURES CONTRACTS AND RELATED OPTIONS


The Series may purchase and sell futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An OPTION is the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.



INTEREST RATE SWAP TRANSACTIONS


The Series may enter into INTEREST RATE SWAP TRANSACTIONS. In a swap transaction, the Series and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Series anticipates purchasing at a later date.



TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade bonds, including bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.



    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."


ADDITIONAL STRATEGIES

The Series also follows certain policies when it BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets) and HOLDS ILLIQUID

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS

------------------------------------------------

SECURITIES (the Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain other non-principal investments the Series may make. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

-------------------------------------------------------------------
12  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE


------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
  MUNICIPAL BONDS           -- Concentration               -- Tax-exempt interest
                                 risk--the risk that           income, except with
  PROVIDE AT LEAST 80% OF       bonds may lose value           respect to certain
  SERIES' INCOME OR             because of political,          bonds, such as
  COMPRISE AT LEAST 80% OF      economic or other              private activity
  ITS TOTAL ASSETS              events affecting               bonds, which are
                                issuers of California          subject to the
                                obligations                    federal alternative
                            -- Credit risk--the risk           minimum tax (AMT)
                                that the borrower          -- If interest rates
                                can't pay back the              decline, long-term
                                money borrowed or              yields should be
                                make interest                  higher than money
                                payments (lower for            market yields
                                insured and higher         -- Bonds have generally
                                rated bonds). The              outperformed money
                                lower a bond's                 market instruments
                                quality, the higher            over the long term
                                its potential              -- Most bonds rise in
                                volatility                      value when interest
                            -- Market risk--the risk           rates fall
                                that bonds will lose
                                value in the market,
                                sometimes rapidly or
                                unpredictably,
                                because interest
                                rates rise or there
                                is a lack of
                                confidence in the
                                borrower or the
                                bond's insurer
                            -- Illiquidity risk--the
                                 risk that bonds may
                                be difficult to value
                                precisely and sell at
                                time or price
                                desired, in which
                                case valuation would
                                depend more on
                                investment adviser's
                                judgment than is
                                generally the case
                                with other types of
                                municipal bonds
                            -- Nonappropriation
                                 risk--the risk that
                                the state or
                                municipality may not
                                include the bond
                                obligations in future
                                budgets
                            -- Tax risk--the risk
                                 that federal, state
                                or local income tax
                                rates may decrease,
                                which could decrease
                                demand for municipal
                                bonds or that a
                                change in law may
                                limit or eliminate
                                exemption of interest
                                on municipal bonds
                                from such taxes
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)


------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
  HIGH-YIELD MUNICIPAL      -- See market risk             -- May offer higher
  DEBT OBLIGATIONS              (particularly high),           interest income and
  (JUNK BONDS)                  credit risk                    higher potential
                                (particularly high),           gains than
  UP TO 30%                     illiquidity risk               higher-grade
                                (particularly high)            municipal bonds
                                and tax risk               -- Most bonds rise in
                                                                value when interest
                                                               rates fall
------------------------------------------------------------------------------------
  MUNICIPAL LEASE           -- See concentration           -- Tax-exempt interest
  OBLIGATIONS                    risk, credit risk,            income, except with
                                market risk,                   respect to certain
  PERCENTAGE VARIES;            illiquidity risk,              bonds, such as
  USUALLY LESS THAN 25%         nonappropriation risk          private activity
                                and tax risk                   bonds, which are
                            -- Abatement risk -- the           subject to the AMT
                                risk that the entity       -- If interest rates
                                leasing the equipment           decline, long-term
                                or facility will not           yields should be
                                be required to make            higher than money
                                lease payments                 market yields
                                because it does not
                                have full use of the
                                equipment or facility
------------------------------------------------------------------------------------


-------------------------------------------------------------------
14  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)


------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED    -- Prepayment risk--the        -- Regular interest
  SECURITIES                    risk that the                   income
                                underlying bonds may       -- Pass-through
  PERCENTAGE VARIES;            be prepaid, partially          instruments provide
  USUALLY LESS THAN 15%         or completely,                 greater
                                generally during               diversification than
                                periods of falling             direct ownership of
                                interest rates, which          municipal bonds
                                could adversely            -- May offer higher yield
                                affect yield to                due to their
                                maturity and could             structure
                                require the Series to
                                reinvest in lower
                                yielding bonds
                            -- Credit risk--the risk
                                that the underlying
                                municipal bonds will
                                not be paid by
                                issuers or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                municipal
                                asset-backed
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- See market risk and
                                 tax risk
------------------------------------------------------------------------------------
  ZERO COUPON MUNICIPAL     -- See credit risk,            -- Tax-exempt interest
  BONDS                          market risk,                  income, except with
                                concentration risk             respect to certain
  PERCENTAGE VARIES;            and tax risk                   bonds, such as
  USUALLY LESS THAN 40%     -- Typically subject to            private activity
                                greater volatility             bonds, which are
                                and less liquidity in          subject to the AMT
                                adverse markets than       -- Value rises faster
                                other municipal bonds           when interest rates
                                                               fall
------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE    -- Value lags value of         -- May offer protection
  BONDS                         fixed-rate securities          against interest rate
                                when interest rates            increases
  PERCENTAGE VARIES;            change
  USUALLY LESS THAN 10%     -- See tax risk
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)


------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
  INVERSE FLOATERS/         -- High market risk--risk      -- Income generally will
  SECONDARY INVERSE             that inverse floaters          increase when
  FLOATERS                      will fluctuate in              interest rates
                                value more                     decrease
  PERCENTAGE VARIES;            dramatically than
  USUALLY LESS THAN 15%         other debt securities
                                when interest rates
                                change
                            -- See credit risk,
                                 illiquidity risk and
                                tax risk
                            -- Secondary inverse
                                floaters are subject
                                to additional risks
                                of municipal
                                asset-backed
                                securities
------------------------------------------------------------------------------------


-------------------------------------------------------------------
16  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)


------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS             RISKS                    POTENTIAL REWARDS
------------------------------------------------------------------------------------
  DERIVATIVES               -- Derivatives such as         -- The Series could make
                                futures, options on            money and protect
  PERCENTAGE VARIES;            futures and interest           against losses if the
  USUALLY LESS THAN 20%         rate swaps that are            investment analysis
                                used for hedging               proves correct
                                purposes may not           -- One way to manage the
                                fully offset the               Series' risk/return
                                underlying positions           balance is to lock in
                                and this could result          the value of an
                                in losses to the               investment ahead of
                                Series that would not          time
                                have otherwise             -- Derivatives used for
                                occurred                       return enhancement
                            -- Derivatives used for            purposes involve a
                                 risk management may           type of leverage and
                                not have the intended          could generate
                                effects and may                substantial gains at
                                result in losses or            low cost
                                missed opportunities
                            -- The other party to a
                                derivatives contract
                                could default
                            -- Derivatives used for
                                return enhancement
                                purposes involve a
                                type of leverage
                                (borrowing for
                                investment) and could
                                magnify losses
                            -- Certain types of
                                derivatives involve
                                costs to the Series
                                that can reduce
                                returns
------------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- May magnify underlying      -- May magnify underlying
  DELAYED-DELIVERY              investment losses              investment gains
  SECURITIES                -- Investment costs may
                                exceed potential
  PERCENTAGE VARIES;            underlying investment
  USUALLY LESS THAN 20%         gains
                            -- See tax risk
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- See illiquidity risk        -- May offer a more
                                                               attractive yield or
  UP TO 15% OF NET ASSETS                                      potential for growth
                                                               than more widely
                                                               traded securities
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES

The Fund's Board of Trustees oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077



    Under a Management Agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. PIFM is also responsible for supervising the Fund's investment adviser. For the fiscal year ended August 31, 2000, the Series paid PIFM management fees of .50 of 1% of the Series' average daily net assets.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2000, PIFM served as the manager to all 49 of the Prudential mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $75.1 billion.


INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

    Prudential Investments' Fixed Income Group manages more than $135 billion for Prudential's retail investors, institutional investors, and policyholders. Senior Managing Directors James J. Sullivan and Jack W. Gaston head the Group, which is organized into teams specializing in different market sectors. Top-down, broad investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.
-------------------------------------------------------------------
18  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

    Mr. Sullivan has overall responsibility for overseeing portfolio management and credit research. Prior to joining Prudential Investments in 1998, he was a managing director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 16 years of experience in risk management, arbitrage trading, and corporate bond investing.
    Mr. Gaston has overall responsibility for overseeing quantitative research and risk management. Prior to this appointment in 1999, he was senior managing director of the Capital Management Group where he was responsible for the investment performance and risk management for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in investment management, including extensive experience applying quantitative techniques to portfolio management.
    The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist, and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation, and general risk management, identifying sectors in which to invest.

    The Municipal Bond Team, headed by Evan Lamp, is primarily responsible for overseeing the day-to-day management of the Series. This Team uses a bottom-up approach, which focuses on individual securities, while staying within the guidelines of the Investment Policy Committee and the Series' investment restrictions and policies. In addition, the Credit Research team of analysts supports the sector teams using bottom-up fundamentals, as well as economic and industry trends. Other sector teams may contribute to securities selection when appropriate.


                             MUNICIPAL BONDS


ASSETS UNDER MANAGEMENT: $5 billion (as of June 30, 2000).

TEAM LEADER: Evan Lamp. GENERAL INVESTMENT EXPERIENCE: 7 years.

PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 8 years, which includes team members with significant mutual fund experience.

SECTOR: City, state and local government securities.
--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED

------------------------------------------------

INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Series' Class A, B, C, and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

-------------------------------------------------------------------
20  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of net investment income monthly and CAPITAL GAINS, if any, at least annually to shareholders. Dividends generally will be exempt from federal and California state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes. Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit.

    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders, typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series.


    As we mentioned before, the Series will concentrate its investments in California obligations. In addition to being exempt from federal income taxes, Series' dividends are EXEMPT FROM CALIFORNIA STATE INCOME TAXES (but not from California franchise taxes) FOR CALIFORNIA RESIDENTS if the dividends are excluded from federal income taxes, are derived from interest payments on California obligations and as long as 50% or more of the value of its total assets are obligations which when held by an individual is exempt from taxation under California law. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends

--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.
    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.

    The Series also distributes LONG-TERM CAPITAL GAINS to shareholders-- typically once a year. Long-term capital gains are generated when the Series sells assets that it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20% for federal income tax purposes. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


    For your convenience, distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year.

    Series distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.


WITHHOLDING TAXES

If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we generally

-------------------------------------------------------------------
22  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES

------------------------------------------------

withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Series just before the record date for a distribution (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Series decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Series also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.


IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Series for a profit, you have REALIZED A CAPITAL GAIN which is subject to tax. For individuals, the maximum capital gains tax rate is 20% for shares held for more than twelve months. If you sell shares of the Series for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

RECEIPTS FROM SALE  $        -->        +$  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -$  CAPITAL LOSS
                                            (offset against gain)

[GRAPH]

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). Under certain circumstances, if you acquire shares of the Series and sell or exchange your shares within 90 days, you may not be allowed to include

--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES

------------------------------------------------

certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

    Exchanging your shares of the Series for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

    Any gain or loss you may have from selling or exchanging Series shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years," in the next section.

-------------------------------------------------------------------
24  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020


    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.


STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available to a limited group of investors.

    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why they call it a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.

    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of varying distribution fees


     -- The different sales charges that apply to each share class-- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

     --    Whether you qualify for any reduction or waiver of sales charges

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


-----------------------------------------------------------------------------------------
                                CLASS A           CLASS B          CLASS C       CLASS Z
-----------------------------------------------------------------------------------------
  Minimum purchase            $1,000          $1,000             $2,500          None
    amount(1)
  Minimum amount for          $100            $100               $100            None
    subsequent
   purchases(1)
  Maximum initial             3% of the       None               1% of the       None
    sales charge              public                             public
                              offering                           offering
                              price                              price
  Contingent Deferred         None            If sold during:    1% on sales     None
    Sales Charge (CDSC)(2)                    Year 1    5%       made within
                                              Year 2    4%       18 months of
                                              Year 3    3%       purchase
                                              Year 4    2%
                                              Year 5    1%
                                              Year 6    1%
                                              Year 7    0%
  Annual distribution         .30 of 1%       .50 of 1%          1% (.75 of      None
    and service (12b-1)       (.25 of 1%                         1%
    fees (shown as            currently)                         currently)
    a percentage of
    average net
    assets)(3)



1                       THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN
                        CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND
                        SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE
                        AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE
                        "STEP 4: ADDITIONAL SHAREHOLDER SERVICES-- AUTOMATIC
                        INVESTMENT PLAN."
2                       FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS
                        CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT
                        DEFERRED SALES CHARGE (CDSC)."
3                       THESE DISTRIBUTION AND SERVICE (12b-1) FEES ARE PAID FROM
                        THE SERIES' ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE
                        FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST
                        YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. CLASS A
                        AND CLASS B SHARES MAY PAY A SERVICE FEE OF UP TO .25 OF 1%.
                        CLASS C SHARES WILL PAY A SERVICE FEE OF .25 OF 1%. THE
                        DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1%
                        (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE), IS LIMITED TO
                        .50 OF 1% (INCLUDING UP TO .25 OF 1% AS A SERVICE FEE) FOR
                        CLASS B SHARES, AND IS .75 OF 1% FOR CLASS C SHARES. FOR THE
                        FISCAL YEAR ENDING AUGUST 31, 2001, THE DISTRIBUTOR OF THE
                        FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND
                        SERVICE (12b-1) FEES FOR CLASS A AND CLASS C SHARES TO .25
                        OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF
                        CLASS A SHARES AND CLASS C SHARES, RESPECTIVELY.


-------------------------------------------------------------------
26  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


-------------------------------------------------------------------------------------
                          SALES CHARGE AS % OF   SALES CHARGE AS % OF      DEALER
   AMOUNT OF PURCHASE        OFFERING PRICE        AMOUNT INVESTED       REALLOWANCE
-------------------------------------------------------------------------------------
  Less than $99,999                      3.00%                  3.09%           3.00%
  $100,000 to $249,999                   2.50%                  2.56%           2.50%
  $250,000 to $499,999                   1.50%                  1.52%           1.50%
  $500,000 to $999,999                   1.00%                  1.01%           1.00%
  $1 million and
   above(1)                               None                   None            None

1                       IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A
                        SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors


     -- Buy Class A shares of two or more Prudential mutual funds at the same time



     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own (excluding money market fund shares other than those acquired through the exchange privilege) with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)



     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will invest a specific dollar amount in the Series and other Prudential mutual funds within 13 months.


    The Distributor may reallow Class A's sales charge to dealers.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------
financial planners who have agreements with Prudential Investments Advisory Group relating to:


     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades and charges its clients a management, consulting or other fee for its services



     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating
Class A's initial sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:


     --    Purchase your shares through an account at Prudential Securities


     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation


     --    Purchase your shares through another broker.
-------------------------------------------------------------------
28  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify your broker, who may require any supporting documents it considers to be appropriate.


QUALIFYING FOR CLASS Z SHARES

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Series as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Series trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services


     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Series in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option



     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)


     --    Prudential, with an investment of $10 million or more.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, switching to Class A shares lowers your Series expenses.

    When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

-------------------------------------------------------------------
30  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.


    We determine the NAV of our shares once each business day at 4:15 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell, or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect the NAV.



WHAT PRICE WILL YOU PAY FOR SHARES OF THE SERIES?

For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:


AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.



PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101



AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.



THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.



SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which
-------------------------------------------------------------------
32  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------
contain important financial information about your Series. To reduce the Series' expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.

    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m., New York time, to process the sale on that day. Otherwise, contact:



PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101



    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.


RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Series, or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    If you are selling more than $100,000 of shares, if you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell your shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions


     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares



     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).


    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the
-------------------------------------------------------------------
34  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:


     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability



     --    On certain sales effected through the Systematic Withdrawal Plan.



    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Contingent Deferred Sales Charge--Waiver of Contingent Deferred Sales Charge--Class B Shares."


REDEMPTION IN KIND
If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Series' expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Series for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


    There is no sales charge for exchanges. If, however, you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

-------------------------------------------------------------------
36  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    Remember, as we explained in the section entitled "Series Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of the Series' shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:15 p.m., New York time. You

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------
will receive a redemption or exchange amount based on that day's NAV.

    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.


    The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

-------------------------------------------------------------------
38  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------


The financial highlights will help you evaluate the financial performance of the Series. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Series, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


    Review each chart with the financial statements and the report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS A SHARES

The financial highlights for the four fiscal years ended August 31, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the fiscal year ended August 31, 1996, were audited by other independent auditors, whose reports were unqualified.



 CLASS A SHARES (FISCAL YEARS ENDED 8-31)



----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          2000             1999             1998             1997             1996
----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR         $10.49           $11.19           $10.71           $10.33           $10.28
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                         .54              .56(3)           .59(3)           .60(3)           .63(3)
 Net realized and unrealized gain
  (loss) on investment transactions           (.17)            (.70)             .49              .38              .05
 TOTAL FROM INVESTMENT OPERATIONS              .71             (.14)            1.08              .98              .68
----------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                      (.54)            (.56)            (.59)            (.60)            (.63)
 Distributions in excess of net
  investment income                             --(1)            --             (.01)              --(1)            --
 Distributions from net realized
  gains                                         --               --               --               --               --
 TOTAL DISTRIBUTIONS                          (.54)            (.56)            (.60)            (.60)            (.63)
 NET ASSET VALUE, END OF YEAR               $10.66           $10.49           $11.19           $10.71           $10.33
 TOTAL RETURN(2)                             7.10%          (1.37)%           10.31%            9.72%            6.67%
--------------------------------
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 2000             1999             1998             1997             1996
----------------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)            $167,153         $183,593         $181,512         $156,684         $153,236
 AVERAGE NET ASSETS (000)                 $171,688         $187,106         $165,771         $153,019         $161,420
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                    .86%             .76%(3)          .68%(3)          .73%(3)          .50%(3)
 Expenses, excluding distribution
  and service (12b-1) fees                    .61%             .56%(3)          .58%(3)          .63%(3)          .40%(3)
 Net investment income                       5.21%            5.03%(3)         5.39%(3)         5.66%(3)         6.01%(3)
 Portfolio turnover                            34%              23%              10%              16%              22%
--------------------------------



1    LESS THAN $.005 PER SHARE.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
3    NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
40  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES

The financial highlights for the four fiscal years ended August 31, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the fiscal year ended August 31, 1996, were audited by other independent auditors, whose reports were unqualified.



 CLASS B SHARES (FISCAL YEARS ENDED 8-31)



-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          2000            1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR        $10.49          $11.19          $10.71          $10.33          $10.28
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                        .51             .53(3)          .55(3)          .55(3)          .59(3)
 Net realized and unrealized gain
  (loss) on investment transactions           .18            (.70)            .49             .38             .05
 TOTAL FROM INVESTMENT OPERATIONS             .69            (.17)           1.04             .93             .64
-----------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                     (.51)           (.53)           (.55)           (.55)           (.59)
 Distributions in excess of net
  investment income                            --(1)           --            (.01)             --(1)           --
 Distributions from net realized
  gains                                        --              --              --              --              --
 TOTAL DISTRIBUTIONS                         (.51)           (.53)           (.56)           (.55)           (.59)
 NET ASSET VALUE, END OF YEAR              $10.67          $10.49          $11.19          $10.71          $10.33
 TOTAL RETURN(2)                            6.93%         (1.67)%           9.87%           9.28%           6.25%
---------------------------------
-----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 2000            1999            1998            1997            1996
-----------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)            $80,580         $84,546         $70,535         $47,436         $35,983
 AVERAGE NET ASSETS (000)                 $78,743         $81,163         $56,011         $40,983         $32,555
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                  1.11%           1.06%(3)        1.08%(3)        1.13%(3)         .90%(3)
 Expenses, excluding distribution
  and service (12b-1) fees                   .61%            .56%(3)         .58%(3)         .63%(3)         .40%(3)
 Net investment income                      4.96%           4.78%(3)        4.99%(3)        5.26%(3)        5.61%(3)
 Portfolio turnover                           34%             23%             10%             16%             22%
---------------------------------



1    LESS THAN $.005 PER SHARE.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
3    NET OF MANAGEMENT FEE WAIVER.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES

The financial highlights for the four fiscal years ended August 31, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the fiscal year ended August 31, 1996, were audited by other independent auditors, whose reports were unqualified.



 CLASS C SHARES (FISCAL YEARS ENDED 8-31)



-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         2000            1999           1998           1997           1996
-------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR       $10.49          $11.19         $10.71         $10.33         $10.28
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       .49             .50(3)         .52(3)         .53(3)         .56(3)
 Net realized and unrealized gain
  (loss) on investment transactions          .18            (.70)           .49            .38            .05
 TOTAL FROM INVESTMENT OPERATIONS            .67            (.20)          1.01            .91            .61
-------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                    (.49)           (.50)          (.52)          (.53)          (.56)
 Distributions in excess of net
  investment income                           --(1)           --           (.01)            --(1)          --
 Distributions from net realized
  gains                                       --              --             --             --             --
 TOTAL DISTRIBUTIONS                        (.49)           (.50)          (.53)          (.53)          (.56)
 NET ASSET VALUE, END OF YEAR             $10.67          $10.49         $11.19         $10.71         $10.33
 TOTAL RETURN(2)                           6.66%         (1.91)%          9.60%          9.01%          5.99%
-----------------------------------
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                2000            1999           1998           1997           1996
-------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)            $8,309         $10,847         $5,960         $3,611         $3,269
 AVERAGE NET ASSETS (000)                 $9,021          $9,088         $4,491         $3,135         $3,300
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                 1.36%           1.31%(3)       1.33%(3)       1.38%(3)       1.15%(3)
 Expenses, excluding distribution
  and service (12b-1) fees                  .61%            .56%(3)        .58%(3)        .63%(3)        .40%(3)
 Net investment income                     4.71%           4.53%(3)       4.74%(3)       5.01%(3)       5.36%(3)
 Portfolio turnover                          34%             23%            10%            16%            22%
-----------------------------------



1    LESS THAN $.005 PER SHARE.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.
3    NET OF MANAGEMENT FEE WAIVER.

-------------------------------------------------------------------
42  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights for the three fiscal years ended August 31, 2000, and the period from December 6, 1996 through August 31, 1997, were audited by PricewaterhouseCoopers LLP, independent accountants, whose reports were unqualified.



 CLASS Z SHARES (FISCAL YEARS ENDED 8-31)



------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         2000            1999            1998          1997(1)
------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                  $10.49          $11.19          $10.71          $10.38
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                       .56             .58(4)          .61(4)          .57(4)
 Net realized and unrealized gain
  (loss) on investment transactions          .16            (.70)            .49             .33
 TOTAL FROM INVESTMENT OPERATIONS            .72            (.12)           1.10             .90
------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                    (.56)           (.58)           (.61)           (.57)
 Distributions in excess of net
  investment income                           --(5)           --            (.01)             --(5)
 Distributions from net investment
  income                                      --              --              --              --
 TOTAL DISTRIBUTIONS                        (.56)           (.58)           (.62)           (.57)
 NET ASSET VALUE, END OF PERIOD           $10.65          $10.49          $11.19          $10.71
 TOTAL RETURN(2)                           7.26%         (1.18)%          10.42%           8.86%
-----------------------------------
------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                2000            1999            1998            1997
------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF PERIOD (000)          $4,336          $5,449          $4,507          $1,963
 AVERAGE NET ASSETS (000)                 $4,281          $4,725          $3,312            $970
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                  .61%            .56%(4)         .58%(4)         .63%(3),(4)
 Expenses, excluding distribution
  and service (12b-1) fees                  .61%            .56%(4)         .58%(4)         .63%(3),(4)
 Net investment income                     5.46%           5.28%(4)        5.49%(4)        5.76%(3),(4)
 Portfolio turnover                          34%             23%             10%             16%
-----------------------------------



1 INFORMATION SHOWN IS FOR THE PERIOD FROM 12-6-96 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH 8-31-97.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR ARE NOT ANNUALIZED.
3    ANNUALIZED.
4    NET OF MANAGEMENT FEE WAIVER.
5    LESS THAN $.005 PER SHARE.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL EQUITY FUND, INC.


PRUDENTIAL INDEX SERIES FUND

  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND


  PRUDENTIAL JENNISON GROWTH FUND

PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND

  PRUDENTIAL UTILITY FUND


PRUDENTIAL SMALL COMPANY FUND, INC.


PRUDENTIAL TAX-MANAGED FUNDS


  PRUDENTIAL TAX-MANAGED EQUITY FUND


PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.


PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.


PRUDENTIAL VALUE FUND

PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.

PRUDENTIAL WORLD FUND, INC.


  PRUDENTIAL GLOBAL GROWTH FUND


  PRUDENTIAL INTERNATIONAL VALUE FUND


  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
44  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

-------------------------------------------------------------------

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.

BOND FUNDS
TAXABLE BOND FUNDS

PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

  INCOME PORTFOLIO

PRUDENTIAL TOTAL RETURN BOND FUND, INC.

TARGET FUNDS
  TOTAL RETURN BOND FUND
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

                 [This page has been left blank intentionally.]

-------------------------------------------------------------------
46  CALIFORNIA INCOME SERIES                               [Icon] (800) 225-1852

APPENDIX A
-------------------------------------

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS
    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
    Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------

APPENDIX A
------------------------------------------------

    Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
    Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
    C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

    P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
    P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
    P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.
    MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
    MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.
    MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable
-------------------------------------------------------------------
A-2  CALIFORNIA INCOME SERIES                              [Icon] (800) 225-1852

APPENDIX A
------------------------------------------------

strength of the preceding grades.
    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
DEBT RATINGS
    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated obligations only in small degree.
    A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

    Debt rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


    BB: Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.


    B: Debt rated B has a greater vulnerability to default but presently has the capacity or willingness to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely

--------------------------------------------------------------------------------

APPENDIX A

------------------------------------------------

impair capacity or willingness to pay interest or repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


    CCC: Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an acutal or implied B or B- rating.


    CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.


    C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.


    CI: The rating CI is reserved for income bonds on which no interest is being paid.

    D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.
    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
    A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
    A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
-------------------------------------------------------------------
A-4  CALIFORNIA INCOME SERIES                              [Icon] (800) 225-1852

APPENDIX A
------------------------------------------------

MUNICIPAL NOTES

A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

--------------------------------------------------------------------------------

                                     Notes

-------------------------------------------------------------------
A-6  CALIFORNIA INCOME SERIES                              [Icon] (800) 225-1852

                                     Notes

--------------------------------------------------------------------------------

FOR MORE INFORMATION



Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-5555 (Calling from outside the U.S.)



Outside Brokers should contact


PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769


Visit Prudential's website at

http://www.prudential.com

Additional information about the Series can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance)

SEMI-ANNUAL REPORT


You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows


BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)


IN PERSON


Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)


VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov



CUSIP Numbers                 NASDAQ Symbols:



Class A Shares -- 744313-30-5      PBCAX



Class B Shares -- 744313-40-4      PCAIX



Class C Shares -- 744313-80-0      PC1CX



Class Z Shares -- 744313-87-5      PC1ZX



Investment Company Act File No. 811-4024


 MF146A
[RECYCLED LOGO]
 Printed on Recycled Paper

                                                   PROSPECTUS   NOVEMBER 3, 2000


   PRUDENTIAL
   CALIFORNIA MUNICIPAL FUND
   CALIFORNIA MONEY MARKET SERIES

     FUND TYPE Money market

     OBJECTIVE The highest level of current income that is exempt from California state and federal income taxes, consistent with liquidity and the preservation of capital
BUILD ON THE ROCK

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Series' shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
3       Evaluating Performance
4       Fees and Expenses

5       HOW THE SERIES INVESTS
5       Investment Objective and Policies
7       Other Investments and Strategies
8       Investment Risks

12      HOW THE SERIES IS MANAGED
12      Board of Trustees
12      Manager
12      Investment Adviser
13      Distributor

14      SERIES DISTRIBUTIONS AND TAX ISSUES
14      Distributions
15      Tax Issues

17      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE SERIES
17      How to Buy Shares
22      How to Sell Your Shares
26      How to Exchange Your Shares
27      Telephone Redemptions or Exchanges

28      FINANCIAL HIGHLIGHTS

36      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)


-------------------------------------------------------------------
CALIFORNIA MONEY MARKET SERIES                [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the CALIFORNIA MONEY MARKET SERIES (the Series) of the PRUDENTIAL CALIFORNIA MUNICIPAL FUND (the Fund). Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES consistent with LIQUIDITY AND THE PRESERVATION OF CAPITAL. This means we invest primarily in short-term California state and local municipal bonds, which are debt obligations or fixed income securities, including notes, commercial paper and other securities, as well as short-term obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from those taxes (collectively called "California obligations"). The Series invests in California obligations which are high-quality money market instruments with effective remaining maturities of 13 months or less. In pursuing our objective, we normally invest so that at least 80% of the income from the Series' investments will be exempt from California state and federal income taxes or the Series will invest at least 80% of its total assets in California obligations. The Series may also invest in certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT).

    While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer.


    Municipal bonds may also be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond payments.


-------------------------------------------------------------------
MONEY MARKET FUNDS

Money market funds--which hold high-quality short-term debt obligations-- provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.

-------------------------------------------------------------------
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

------------------------------------------------

    Because the Series will concentrate its investments in California obligations, the Series is more susceptible to economic, political and other developments that may adversely affect issuers of California obligations than a municipal money market fund that is not as geographically concentrated. These developments may include state or local legislation or policy changes, voter-passed initiatives, erosion of the tax base or reduction in revenues of the State or one or more local governments, the effects of possible natural disasters, or other economic or credit problems affecting the State generally or any individual locality (which may directly or indirectly affect the State as a whole). By way of illustration, although California has a relatively diversified economy, California has concentrations in the computer services, software design, motion pictures and high technology manufacturing industries. The Series, therefore, may be more susceptible to developments affecting those industries than a municipal bond fund that invests in obligations of several states. This example illustrates just one of the risks of investing in California obligations. For more detailed information on the risks of investing in California obligations, see "Description of the Fund, Its Investments and Risks" in the Statement of Additional Information.


    Although investments in mutual funds involve risk, investing in money market portfolios like the Series is generally less risky than investing in other types of funds. This is because the Series invests only in high-quality securities with effective remaining maturities of 13 months or less and limits the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Series can demand repayment of the security.


    For more detailed information about the risks associated with the Series, see "How the Series Invests--Investment Risks."

    An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although we seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Series.
-------------------------------------------------------------------
2  CALIFORNIA MONEY MARKET SERIES                          [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The tables provide additional performance information for the periods indicated. The bar chart and Average Annual Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year. The Average Annual Returns table also compares the Series' performance to the performance of a tax-free state specific money market index. Past performance does not mean that the Series will achieve similar results in the future. For current yield information, you can call us at
(800) 225-1852.



ANNUAL RETURNS*


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1990  5.38%
1991  3.98%
1992  2.37%
1993  1.80%
1994  2.22%
1995  3.10%
1996  2.70%
1997  2.89%
1998  2.65%
1999  2.38%

BEST QUARTER:   1.35% (2nd quarter of 1990)
WORST QUARTER:  0.42% (1st quarter of 1994)


* THE SERIES' RETURN FROM 1-1-00 TO 9-30-00 WAS 2.22%.



 AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)



------------------------------------------------------------------------------
                                 1 YR   5 YRS   10 YRS     SINCE INCEPTION
------------------------------------------------------------------------------
  Series shares                  2.38%   2.75%   2.94%     3.19% (since 3-3-89)
  iMoneyNet MFR Average(2)       2.48%   2.89%   3.08%     3.24% (since 3-3-89)



 YIELD(1) (AS OF 12-31-99)



  7-Day yield of the Series                          3.46%
  7-Day tax-equivalent yield of the Series           6.32%



1 THE SERIES' RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES. TAX-EQUIVALENT YIELD IS CALCULATED BASED ON A FEDERAL TAX RATE OF 39.6% AND THE APPLICABLE STATE INCOME TAX RATE.
2 THE IMONEYNET, INC. MONEY FUND REPORT AVERAGE-TM- (IMONEYNET MFR AVERAGE) IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE IMONEYNET MFR AVERAGE/TAX-FREE STATE-SPECIFIC MONEY FUND (CALIFORNIA) CATEGORY. IMONEYNET, INC. WAS FORMERLY KNOWN AS IBC FINANCIAL DATA, INC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Series.

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)                 None
  Maximum deferred sales charge (load) (as a
   percentage of the lower of original purchase
   price or sale proceeds)                             None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions        None
  Redemption fees                                      None
  Exchange fee                                         None

 ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


  Management fees                                    .500%
  + Distribution and service (12b-1) fees            .125%
  + Other expenses                                   .075%
  = TOTAL ANNUAL SERIES OPERATING EXPENSES           .700%


(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.

EXAMPLE
This example will help you compare the cost of investing in the Series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------------------
                                  1 YR      3 YRS      5 YRS      10 YRS
--------------------------------------------------------------------------
  Series shares                 $72       $224       $390       $871


-------------------------------------------------------------------
4  CALIFORNIA MONEY MARKET SERIES                          [ICON] (800) 225-1852

HOW THE SERIES INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Series' investment objective is to provide the highest level of CURRENT INCOME that is EXEMPT FROM CALIFORNIA STATE AND FEDERAL INCOME TAXES consistent with LIQUIDITY AND THE PRESERVATION OF CAPITAL. While we make every effort to achieve our objective, we can't guarantee success.
    The Series invests in high-quality money market instruments to try to provide investors with current tax-free income while maintaining a stable net asset value of $1 per share. We manage the Series to comply with specific rules designed for money market mutual funds. To date, the Series' net asset value has never deviated from $1 per share.

    In pursuing the Series' objective, we invest primarily in short-term CALIFORNIA OBLIGATIONS, including California state and local municipal bonds as well as obligations of other issuers (such as issuers located in Puerto Rico, the Virgin Islands and Guam) that pay interest income that is exempt from California state and federal income taxes. We normally invest so that at least 80% of the income from the Series' investments will be exempt from California state and federal income taxes or the Series will invest at least 80% of its total assets in California obligations. The Series, however, may hold certain private activity bonds, which are municipal bonds the interest on which is subject to the federal alternative minimum tax (AMT). See "Series Distributions and Tax Issues--Distributions."


    Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.


    The obligations that we purchase must be of "eligible quality." "Eligible quality" for this purpose means a security: (i) rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations (NRSROs) or, if only one NRSRO has rated


-------------------------------------------------------------------

MUNICIPAL BONDS

States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The issuer gets the cash needed to complete the project and investors earn income on their investment.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW THE SERIES INVESTS

------------------------------------------------

the security, so rated by that NRSRO; (ii) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (iii) if unrated, of comparable quality as determined by the investment adviser. A rating is an assessment of the likelihood of the timely payment of debt, and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer. An investor can evaluate the expected likelihood of default by an issuer by looking at its ratings as compared to another similar issuer.


    The Series may invest in floating rate bonds and variable rate bonds. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds or the prime rate at major commercial banks. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Series to demand full payment of the bond on short notice. At times the Series may receive an amount that may be more or less than the amount paid for the bond.


    In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.


    Debt obligations in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to honor the obligations of the issuer of the security. We may purchase securities that include demand features, which allow us to demand

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6  CALIFORNIA MONEY MARKET SERIES                          [ICON] (800) 225-1852

HOW THE SERIES INVESTS

------------------------------------------------

repayment (within 13 months) of a debt obligation before the obligation is due or "matures." This means that we can purchase longer-term securities because of our expectation that we can demand repayment of the obligation at an agreed-upon price within an agreed upon period of time. This procedure follows the rules applicable to money market funds.


    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market mutual funds.


    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investment and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.


    The Series' investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies of the Series that are not fundamental.


OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.


MUNICIPAL ASSET-BACKED SECURITIES

The Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.



MUNICIPAL LEASE OBLIGATIONS


The Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When the Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. The Series does not earn interest income until the date the bonds are delivered.



TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, the Series may hold up to 100% of its assets in cash, cash equivalents or short-term investment-grade bonds that are not exempt from state, local and federal income taxation. Investing heavily in these securities limits our ability to achieve the Series' investment objective, but can help to preserve the Series' assets.


    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."


ADDITIONAL STRATEGIES

The Series also follows certain policies when it BORROWS MONEY (the Series can borrow up to 33 1/3% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Series may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Series is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Series is no exception. Since the Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Series' principal investments and certain other non-principal investments the Series may make. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

-------------------------------------------------------------------
8  CALIFORNIA MONEY MARKET SERIES                          [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE


----------------------------------------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS                          RISKS                                 POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------
  MONEY MARKET MUNICIPAL BONDS    -- Concentration risk--the risk that        -- Tax-exempt interest income, except
                                      bonds may lose value because of             with respect to certain bonds, such
  PROVIDE AT LEAST 80% OF             political, economic or other events         as private activity bonds, which are
  SERIES' INCOME OR COMPRISE          affecting issuers of California             subject to the federal alternative
  AT LEAST 80% OF ITS TOTAL           obligations                                 minimum tax (AMT)
  ASSETS                          -- Credit risk--the risk that the           -- Generally more secure than
                                      borrower can't pay back the money           lower-quality bonds
                                      borrowed or make interest payments      -- Most bonds rise in value when
                                  -- Market risk--the risk that bonds will        interest rates fall
                                      lose value in the market, sometimes
                                      rapidly or unpredictably, because
                                      interest rates rise or there is a
                                      lack of confidence in the borrower
                                  -- Illiquidity risk--the risk that bonds
                                      may be difficult to value precisely
                                      and sell at time or price desired,
                                      in which case valuation would depend
                                      more on investment adviser's
                                      judgment than is generally the case
                                      with other types of municipal bonds
                                  -- Nonappropriation risk--the risk that
                                      the state or municipality may not
                                      include the bond obligations in
                                      future budgets
                                  -- Tax risk--the risk that federal,
                                      state or local income tax rates may
                                      decrease, which could decrease
                                      demand for municipal bonds or that a
                                      change in law may limit or eliminate
                                      exemption of interest on municipal
                                      bonds from such taxes
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)


----------------------------------------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS                          RISKS                                 POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
  VARIABLE/FLOATING RATE BONDS    -- May decrease returns when interest       -- May offer protection against interest
                                      rates decrease                              rate increases
  PERCENTAGE VARIES; USUALLY      -- See tax risk
  LESS THAN 70%
----------------------------------------------------------------------------------------------------------------------
  MUNICIPAL ASSET-BACKED          -- Prepayment risk--the risk that the       -- Regular interest income
  SECURITIES                          underlying bonds may be prepaid,        -- May offer higher yield due to their
                                      partially or completely, generally          structure
  PERCENTAGE VARIES; USUALLY          during periods of falling interest
  LESS THAN 30%                       rates, which could adversely affect
                                      yield to maturity and could require
                                      the Series to reinvest in lower
                                      yielding bonds
                                  -- Credit risk--the risk that the
                                      underlying municipal bonds will not
                                      be paid by issuers or guarantors of
                                      such instruments
                                  -- See market risk and tax risk
----------------------------------------------------------------------------------------------------------------------
  MUNICIPAL LEASE OBLIGATIONS     -- See concentration risk, credit risk,     -- Tax-exempt interest income, except
                                      market risk, illiquidity risk,              with respect to certain bonds, such
  PERCENTAGE VARIES; USUALLY          nonappropriation risk and tax risk          as private activity bonds, which are
  LESS THAN 10%                   -- Abatement risk--the risk that the            subject to the AMT
                                      entity leasing the equipment or
                                      facility will not be required to
                                      make lease payments because it does
                                      not have full use of the equipment
                                      or facility
----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------
10  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW THE SERIES INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)


----------------------------------------------------------------------------------------------------------------------
% OF SERIES' TOTAL ASSETS                          RISKS                                 POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------
  WHEN-ISSUED AND                 -- May decrease underlying investment       -- May magnify underlying investment
  DELAYED-DELIVERY SECURITIES         returns                                     returns
                                  -- See tax risk
  PERCENTAGE VARIES; USUALLY
  LESS THAN 10%
----------------------------------------------------------------------------------------------------------------------
  ILLIQUID SECURITIES             -- See illiquidity risk                     -- May offer a more attractive yield
                                                                                  than more widely traded securities
  UP TO 10% OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE SERIES IS MANAGED
-------------------------------------

BOARD OF TRUSTEES

The Fund's Board of Trustees oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER

PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077



    Under a Management Agreement with the Fund, PIFM manages the Series' investment operations and administers its business affairs. PIFM also is responsible for supervising the Series' investment adviser. For the fiscal year ended August 31, 2000, the Series paid PIFM management fees of .50% of the Series' average daily net assets.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2000, PIFM served as the manager to all 49 of the Prudential mutual funds, and as manager or administrator to 21 closed-end investment companies, with aggregate assets of approximately $75.1 billion.


INVESTMENT ADVISER

The Prudential Investment Corporation, called Prudential Investments, is the Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and pays Prudential Investments for its services.

    Prudential Investments' Fixed Income Group is organized into teams that specialize in different market sectors. The Fixed Income Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom-up security selection within those guidelines. The Money Market Sector Team, headed by Joseph Tully, is responsible for overseeing the day-to-day management of the Series.
-------------------------------------------------------------------
12  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW THE SERIES IS MANAGED
------------------------------------------------

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Series' shares under a Distribution Agreement with the Fund. The Fund has a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act. Under the Plan and the Distribution Agreement, PIMS pays the expenses of distributing the Series' shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Series should be aware of some important tax issues. For example, the Series distributes DIVIDENDS of ordinary income and any REALIZED NET CAPITAL GAINS to shareholders. Dividends generally will be exempt from federal and California state income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from these income taxes.
    The following briefly discusses some of the important state and federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Series distributes DIVIDENDS out of any net investment income plus short-term capital gains, to shareholders every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes.


    As we mentioned before, the Series will concentrate its investments in California obligations. In addition to being exempt from federal income taxes, Series' dividends are EXEMPT FROM CALIFORNIA STATE INCOME TAXES (but not from California franchise taxes) FOR CALIFORNIA RESIDENTS if the dividends are excluded from federal income taxes, are derived from interest payments on California obligations and as long as 50% or more of the value of its total assets are obligations which when held by an individual is exempt from taxation under California law. Dividends attributable to the interest on taxable bonds held by the Series, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. Corporate shareholders are not eligible for the 70% dividends-received deduction on dividends paid by the Series. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax.

-------------------------------------------------------------------
14  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

SERIES DISTRIBUTIONS AND TAX ISSUES
------------------------------------------------

    Some shareholders may be subject to federal alternative minimum tax (AMT) liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the AMT.

    Although the Series is not likely to realize capital gains because of the types of securities we purchase, any REALIZED NET CAPITAL GAINS will be paid to shareholders--typically once a year. Capital gains are generated when the Series sells assets for a profit. LONG-TERM capital gains are generated when the Series sells assets which it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20% for federal income tax purposes. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


    For your convenience, distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Series. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes. For more information about automatic reinvestment and other shareholder services, see "Step 3: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year.


    Series distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.



WITHHOLDING TAXES


If federal law requires you to provide the Series with your taxpayer identification number and certifications as to your tax status, and you fail to

--------------------------------------------------------------------------------

SERIES DISTRIBUTIONS AND TAX ISSUES

------------------------------------------------

do this, or if you are otherwise subject to backup withholding, we generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

-------------------------------------------------------------------
16  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Series for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020


    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Series) or suspend or modify the Series' sale of its shares.


    Except as noted below, the minimum initial investment for Series shares is $1,000 and the minimum subsequent investment is $100. All minimum investment requirements are waived for certain custodial accounts for the benefit of minors.


PURCHASES THROUGH PRUDENTIAL SECURITIES

Purchases of shares of the Series through Prudential Securities are made through automatic investment procedures (the Autosweep Program). You cannot purchase shares through Prudential Securities other than through the Autosweep Program, except as specifically provided (that is, you cannot make a manual purchase).


    The Autosweep Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Prudential Securities Financial Advisor. The following discussion assumes that you have selected the Series as your primary money sweep fund.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    Shares of the Series will be purchased as follows:


     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series. This will occur on the business day following the availability of the credit balance

     -- When your account has a credit balance that results from a securities sale totaling $1,000 or more, the available cash will be invested in the Series on the settlement date

     -- For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month

    Purchases through the Autosweep Program are subject to a minimum initial investment of $1,000, which is waived for certain custodial accounts for the benefit of minors. You will begin earning dividends on your shares purchased through the Autosweep Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m., New York time, on the business day following the existence of the credit balance, which is the second business day after the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.

    Your investment in the Series will be held in the name of Prudential Securities. Prudential Securities will receive all statements and dividends from the Fund and will, in turn, send you account statements showing your purchases, sales and dividends.

    The charges and expenses of the Autosweep Program are not reflected in the Fees and Expenses tables. For information about participating in the Autosweep Program, you should contact your Prudential Securities Financial Advisor.



PURCHASES THROUGH THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM


The Prudential Advantage Account Program (the Advantage Account Program) is a financial services program available to clients of Pruco Securities Corporation (Pruco) and provides for an automatic investment procedure similar to the Autosweep Program. The Advantage Account Program consists of two types of accounts: the Investor Account and the Advantage Account, which offers additional services, such as a debit card and check writing.

-------------------------------------------------------------------
18  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    The Advantage Account Program allows you to designate a money market fund as your primary money sweep fund. If you do not designate a primary money sweep fund, Prudential MoneyMart Assets, Inc. will automatically be your primary money sweep fund. You have the option to change your primary money sweep fund at any time by notifying your Pruco representative or the Advantage Service Center. The following discussion assumes that you have selected the Series as your primary money sweep fund.

    With the Advantage Account, all credit balances (that is, immediately available funds) of $1.00 or more will be invested in the Series on a daily basis. Prudential Securities (Pruco's clearing broker) arranges for the investment of the credit balance in the Series and will purchase shares of the Series equal to that amount. This will occur on the business day following the availability of the credit balance. Prudential Securities may use and retain the benefit of credit balances in your account until Series shares are purchased.


    If you have an Investor Account, shares of the Series will be purchased as follows:


     -- When your account has a credit balance of $10,000 or more, Prudential Securities will arrange for the automatic purchase of shares of the Series with all cash balances of $1.00 or more. This will occur on the business day following the availability of the credit balance

     -- When your account has a credit balance that results from a securities sale totaling more than $1,000, all cash balances of $1.00 or more will be invested in the Series on the business day following the settlement date

     -- For all other credit balances of $1.00 or more, shares will be purchased automatically at least once a month on the last business day of each month

    You will begin earning dividends on your shares purchased through the Advantage Account Program on the first business day after the order is placed. Prudential Securities will purchase shares of the Series at the price determined at 4:30 p.m., New York time, on the business day following the availability of the credit balance. Prudential Securities will use and retain the benefit of credit balances in your account until Series shares are purchased.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    Purchases of, withdrawals from and dividends from the Series will be shown on your Advantage Account or Investor Account statement.
    The charges and expenses of the Advantage Account Program are not reflected in the Fees and Expenses tables. For information about participating in the Advantage Account Program, you should call (800) 235-7637.

PURCHASES THROUGH THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM
Class A shares of the Series are available to shareholders who meet the minimum investment requirements and participate in either the corporate COMMAND-SM-Account Program (the COMMAND Program), which is available through Prudential Securities, or the Prudential BusinessEdge-SM- Account Program (the BusinessEdge Program), which is available either through Prudential Securities or Pruco. These programs offer integrated financial services that link together various product components with the ability to invest in shares of the Series. If you participate in the COMMAND Program or the BusinessEdge Program, your purchase of Series shares must be made through your Prudential Securities Financial Advisor or your Pruco broker, as applicable.

MANUAL PURCHASES
You may make a manual purchase (that is, a non-money market sweep purchase) of Series shares in either of the following situations:

     -- You do not participate in a money market sweep program (E.G., the Autosweep Program or the Advantage Account Program)

     -- You participate in a money market sweep program, but the Series is not designated as your primary money market sweep fund

    The minimum initial investment for a manual purchase for shares of the Series is $1,000 and the minimum subsequent investment is $100, except that all minimum investment requirements are waived for certain custodial accounts for the benefit of minors.

    If you make a manual purchase through Prudential Securities, Prudential Securities will place your order for shares of the Series on the business day after the purchase order is received for settlement that day, which is the second business day after receipt of the purchase order by Prudential Securities. Prudential Securities may use and retain the benefit of credit balances in a client's brokerage account until monies are delivered to
-------------------------------------------------------------------
20  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

the Series (Prudential Securities delivers federal funds on the business day after settlement).

    If you make a manual purchase through the Fund's Distributor, through your broker (other than Prudential Securities) or directly from the Fund, shares will be purchased at the net asset value next determined after receipt of your order and payment in proper form. When your payment is received by 4:30 p.m., New York time, shares will be purchased that day and you will begin to earn dividends on the following business day. If you purchase shares through a broker, your broker will forward your order and payment to the Fund. You should contact your broker for information about services that your broker may provide, including an automatic sweep feature. Transactions in Series shares may be subject to postage and other charges imposed by your broker. Any such charge is retained by your broker and is not sent to the Fund.


STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY

When you invest in a mutual fund, you buy shares of the mutual fund. Shares of a money market mutual fund, like the Series, are priced differently than shares of common stock and other securities.

    The price you pay for each share of the Series is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Series (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Series values its securities using the amortized cost method. The Series seeks to maintain an NAV of $1 per share at all times. Your broker may charge you a separate or additional fee for purchases of shares.

    We determine the NAV of our shares once each business day at 4:30 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. We do not determine the NAV on days when we have not received any orders to purchase, sell, or exchange Series shares or when changes in the value of the Series' portfolio do not materially affect the NAV.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

STEP 3: ADDITIONAL SHAREHOLDER SERVICES
As a Series shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Series Distributions and Tax Issues" section, the Series pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101


REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Series. To reduce Series expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES

You can sell your shares of the Series for cash (in the form of a check) at any time, subject to certain restrictions.


    When you sell shares of the Series--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:30 p.m., New York time, to process the sale on that day. Otherwise contact:



PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

-------------------------------------------------------------------
22  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay payment of your proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.



RESTRICTIONS ON SALES. There are certain times when you may not be able to sell shares of the Series or when we may delay paying you the proceeds from a sale. As permitted by the Securities and Exchange Commission, this may happen only during unusual market conditions or emergencies when the Series can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


    If you are selling more than $100,000 of shares, if you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and if you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


REDEMPTION IN KIND. If the sales of Series shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Series' net assets, we can then give you securities from the Series' portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


AUTOMATIC REDEMPTION FOR THE AUTOSWEEP PROGRAM. If you participate in the Autosweep Program, your Series shares will be automatically redeemed to cover any deficit in your Prudential Securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.

    The amount of the redemption will be the lesser of the total value of Series shares held in your Prudential Securities account or the deficit in your
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------
Prudential Securities account. If you use this automatic redemption procedure and want to pay for a securities transaction in your account other than through this procedure, you must deposit cash in your securities account before the settlement date. If you use this automatic redemption procedure and want to pay any other deficit in your securities account other than through this procedure, you must deposit cash in your securities account before you incur the deficit.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series at the next determined NAV to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.


AUTOMATIC REDEMPTION FOR THE ADVANTAGE ACCOUNT. If you participate in the Advantage Account Program, your Series shares will be automatically redeemed to cover any deficit in your securities account. The amount redeemed will be the nearest dollar amount necessary to cover the deficit.

    The amount of the redemption will be the lesser of the total value of Series shares held in your securities account or the deficit in your securities account. A deficit in your Advantage Account may result from activity arising under the program, such as debit balances incurred by the use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities, which has advanced monies to satisfy deficits in your account.
    Redemptions are automatically made by Prudential Securities, to the nearest dollar, on each day to satisfy deficits from securities transactions or to honor your redemption requests.
-------------------------------------------------------------------
24  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------

AUTOMATIC REDEMPTION FOR THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM. If you participate in the COMMAND Program or the BusinessEdge Program, your Series shares will be automatically redeemed to cover any deficit in your account. The amount of the redemption will be the nearest dollar amount necessary to cover the deficit.
    The amount of the redemption will be the lesser of the total value of Series shares held in your account or the deficit in your account. A deficit in your COMMAND Program account or BusinessEdge Program account may result from activity arising under the Program, such as debit balances incurred by the use of the Visa-Registered Trademark- Gold Debit Card Account (for the COMMAND Program) or the BusinessEdge Visa-Registered Trademark- Debit Card Account (for the BusinessEdge Program), as well as ATM transactions, cash advances and Program account checks. Your account will be automatically scanned for deficits each day and, if there is insufficient cash in your account, we will redeem an appropriate number of shares of the Series to satisfy any remaining deficit. You are entitled to any dividends declared on the redeemed shares through the day before the redemption is made. Dividends declared on the redemption date will be retained by Prudential Securities or Pruco, as applicable, which has advanced monies to satisfy deficits in your account.
    Redemptions are automatically made, to the nearest dollar, on each day to satisfy account deficits or to honor your redemption requests.

MANUAL REDEMPTION FOR THE COMMAND PROGRAM OR THE BUSINESSEDGE PROGRAM. If you participate in the COMMAND Program or the BusinessEdge Program, you may redeem your Series shares by submitting a written request to your Prudential Securities Financial Advisor or Pruco broker, as applicable. You should not send a manual redemption request to the Fund. If you do, we will forward the request to Prudential Securities or Pruco, as appropriate, which could delay your requested redemption.
    The proceeds from a manual redemption will immediately become a free cash balance in your Program account and will be automatically invested in the money market mutual fund that you selected as the "Primary Fund" for cash sweeps in your account. Both the COMMAND Program and the BusinessEdge Program require that your written redemption request be signed by all persons in whose name Series shares are registered, exactly as they appear on your Program account client statement. In certain situations, additional documents such as trust
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------
instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.
    Under the COMMAND Program, Prudential Securities has the right to terminate your Program account at any time for any reason. Likewise, under the BusinessEdge Program, Prudential Securities or Pruco, as applicable, has the right to terminate your Program account at any time for any reason. If a Program account is terminated, all shares of the Series held in the account will be redeemed.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Series for shares in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements of such other Prudential mutual fund. You can exchange shares of the Series for Class A shares of another Prudential mutual fund, but you can't exchange Series shares for Class B, Class C or Class Z shares, except that shares purchased prior to January 22, 1990 that are subject to a contingent deferred sales charge can be exchanged for Class B shares.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


    When you exchange shares of the Series for Class A shares of any other Prudential mutual fund, you will be subject to any sales charge that may be imposed by such other Prudential mutual fund. The sales charge is imposed at the time of your exchange.

FREQUENT TRADING

Frequent trading of Series shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make

-------------------------------------------------------------------
26  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE SERIES
------------------------------------------------
it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Series shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:30 p.m., New York time. You will receive a redemption or exchange amount based on that day's NAV.

    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.


    The telephone redemption and exchange privileges may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Series' financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Series, assuming reinvestment of all dividends and other distributions. The information is for shares of the Series for the periods indicated.

    Review this chart with the financial statements and the report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information is contained in the annual report, which you can receive at no charge.


    The financial highlights for the four fiscal years ended August 31, 2000, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the year ended August 31, 1996, were audited by other independent auditors, whose reports were unqualified.



 SERIES SHARES (FISCAL YEARS ENDED 8-31)



--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE          2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR          $1.00          $1.00          $1.00          $1.00          $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income and net
  realized gains                               .03            .02            .03            .03            .03
 Dividends and distributions to
  shareholders                                (.03)          (.02)          (.03)          (.03)          (.03)
 NET ASSET VALUE, END OF YEAR                $1.00          $1.00          $1.00          $1.00          $1.00
 TOTAL RETURN(1)                             2.83%          2.34%          2.81%          2.85%          2.88%
---------------------------------
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA                 2000           1999           1998           1997           1996
--------------------------------------------------------------------------------------------------------------
-----------------------------------
 NET ASSETS, END OF YEAR (000)            $275,567       $265,473       $301,278       $285,280       $249,833
 Average net assets (000)                 $299,602       $289,155       $287,250       $277,720       $256,175
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees                    .70%           .71%           .72%           .73%           .74%
 Expenses, excluding distribution
  and service (12b-1) fees                    .58%           .59%           .60%           .61%           .62%
 Net investment income                       2.77%          2.30%          2.77%          2.80%          2.83%
---------------------------------



1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.

-------------------------------------------------------------------
28  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

                                     Notes



--------------------------------------------------------------------------------

                                     Notes

-------------------------------------------------------------------
30  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

                                     Notes

--------------------------------------------------------------------------------

                                     Notes

-------------------------------------------------------------------
32  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

                                     Notes

--------------------------------------------------------------------------------

                                     Notes

-------------------------------------------------------------------
34  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

                                     Notes

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or dealer or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL EQUITY FUND, INC.


PRUDENTIAL INDEX SERIES FUND

  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND


  PRUDENTIAL JENNISON GROWTH FUND

PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND

PRUDENTIAL SMALL COMPANY FUND, INC.


PRUDENTIAL TAX-MANAGED FUNDS


  PRUDENTIAL TAX-MANAGED EQUITY FUND


PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.


PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.


PRUDENTIAL VALUE FUND


PRUDENTIAL 20/20 FOCUS FUND

NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.

  PRUDENTIAL GLOBAL GROWTH FUND


  PRUDENTIAL INTERNATIONAL VALUE FUND


  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND

GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND
GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.

-------------------------------------------------------------------
36  CALIFORNIA MONEY MARKET SERIES                         [ICON] (800) 225-1852

--------------------------------------------------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS

PRUDENTIAL GOVERNMENT INCOME FUND, INC.

PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND

PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.

  INCOME PORTFOLIO

PRUDENTIAL TOTAL RETURN BOND FUND, INC.

TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

FOR MORE INFORMATION


Please read this prospectus before you invest in the Series and keep it for future reference. For information or shareholder questions contact


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)



Outside Brokers should contact


PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769


Visit Prudential's website at

http://www.prudential.com

Additional information about the Series can be obtained without charge and can be found in the following documents

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Series' performance)

SEMI-ANNUAL REPORT


You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows


BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)


IN PERSON


Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)


VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov



CUSIP Number               NASDAQ Symbol



744313-50-3                 PCLXX



Investment Company Act File No. 811-4024


 MF139A
[RECYCLED LOGO]
 Printed on Recycled Paper

Prudential California Municipal Fund

--------------------------------------------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 3, 2000


--------------------------------------------------------------------------------

Prudential California Municipal Fund (the Fund) is an open-end, management investment company, or mutual fund, consisting of three series -- the California Series, the California Income Series and the California Money Market Series. The objective of the California Series is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital, and in conjunction therewith, the California Series may invest in debt obligations with the potential for capital gain. The objective of the California Income Series is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital and in conjunction therewith, the California Income Series may invest in debt obligations with the potential for capital gain. The objective of the California Money Market Series is to provide the highest level of current income that is exempt from California state and federal income taxes consistent with liquidity and the preservation of capital. There can be no assurance that any series' investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each series of the Fund dated November 3, 2000, copies of which may be obtained from the Fund upon request.


--------------------------------------------------------------------------------

MF116B

                               TABLE OF CONTENTS


                                                              Page
                                                              ----
Fund History................................................  B-3
Description of the Fund, Its Investments and Risks..........  B-3
Investment Restrictions.....................................  B-26
Management of the Fund......................................  B-27
Control Persons and Principal Holders of Securities.........  B-31
Investment Advisory and Other Services......................  B-32
Brokerage Allocation and Other Practices....................  B-38
Capital Shares, Other Securities and Organization...........  B-40
Purchase, Redemption and Pricing of Fund Shares.............  B-41
Shareholder Investment Account..............................  B-50
Net Asset Value.............................................  B-56
Performance Information.....................................  B-57
  California Series and California Income Series............  B-57
  California Money Market Series............................  B-59
Taxes, Dividends and Distributions..........................  B-60
  Distributions.............................................  B-60
  Federal Taxation..........................................  B-61
  California Taxation.......................................  B-64
Description of Tax-Exempt Security Ratings..................  B-65
Financial Statements........................................  B-68
Reports of Independent Accountants..........................
Appendix I..................................................  I-1
Appendix II.................................................  II-1

                                  FUND HISTORY

    Prudential California Municipal Fund (the Fund) was organized under the laws of Massachusetts on May 18, 1984 as an unincorporated business trust, a form of organization that is commonly known as a Massachusetts business trust. The Fund consists of three series -- the California Series, the California Income Series and the California Money Market Series. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

    (a) CLASSIFICATION. The Fund is an open-end management investment company under the Investment Company Act of 1940, as amended (the Investment Company
Act). Each series is diversified.

    (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objective of each series and the principal investment policies and strategies for seeking to achieve the series' objective are set forth in the series' respective Prospectus. This section provides additional information on the principal investment policies and strategies of the series, as well as information on certain non-principal investment policies and strategies. There can be no assurance that any series will achieve its objective or that all income from any series will be exempt from all federal, California or local income taxes.


    The California Series and the California Income Series will invest in California Obligations that are "investment grade" tax-exempt securities and which on the date of investment are within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper, of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper or comparable ratings of another nationally recognized statistical rating organization (NRSRO). The California Income Series also may invest up to 30% of its total assets in California Obligations rated below Baa by Moody's or below BBB by S&P or comparable ratings of another NRSRO. The California Money Market Series will invest in securities which, at the time of purchase, have an effective remaining maturity of thirteen months or less and are of "eligible quality". "Eligible quality" for this purpose means a security:
(i) rated in one of the two highest short-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO;
(ii) rated in one of the three highest long-term rating categories by at least two NRSROs or, if only one NRSRO has rated the security, so rated by that NRSRO; or (iii) if unrated, of comparable quality as determined in the manner described below. Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the headings "Description of Security Ratings" in the California Income Series prospectus and "Description of Tax-Exempt Security Ratings" in this Statement of Additional Information. The ratings of Moody's and S&P and other NRSROs represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.


    Under normal market conditions, each series will invest, so that at least 80% of the income from its investments will be exempt from California state and federal income taxes or at least 80% of its total assets will be invested in California obligations. Each series will continuously monitor both 80% tests to ensure that either the asset investment test or the income test is met at all times except for temporary defensive positions during abnormal market conditions.

    As described above, each series is classified as a "diversified" investment company under the Investment Company Act. This means that with respect to 75% of each series' assets, (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations and obligations issued or guaranteed by its agencies or instrumentalities) and
(2) it may not own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating this 5% or 10% ownership limitation, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section.

    Because securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities that a series may own so long as, with respect to 75% of its assets, it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers, so that all of such assets may be invested in the securities of any one issuer. Because of the relatively small number of issuers of investment-grade tax-exempt securities (or, in the case of the California Money Market Series, high-quality tax-exempt securities) in any one state, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss should the issuer be unable to make interest or principal payments or should the market value of such securities decline.

    From time to time, a series may own the majority of a municipal issue. Such majority-owned holdings may present additional market and credit risks.

    Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to an NRSRO or counsel to the holders of the refunded bonds, so verifies, (iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, and (v) the escrow agent has no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above.


    The Fund expects that normally no series will invest 25% or more of its total assets in any one sector of the municipal obligations market.



    A portion of the dividends and distributions paid on the shares of each series of the Fund may be treated as a preference item for purposes of the alternative minimum tax for individuals and corporations. Such treatment may cause certain investors, depending upon other aspects of their individual tax situation, to incur some federal income tax liability. In addition, corporations are subject to an alternative minimum tax which treats as a tax preference item 75% of a corporation's adjusted current earnings. A corporation's adjusted current earnings would include interest paid on municipal obligations and dividends paid on shares of the Fund. See "Taxes, Dividends and Distributions."


TAX-EXEMPT SECURITIES

    Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

    TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.


    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications described above.



    Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business, manufacturing, housing, sports, sewage and pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.



    The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a series to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. For further discussion, see "Floating Rate and Variable Rate Securities" below.



    TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes may include:


    1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

    3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.


    FLOATING RATE AND VARIABLE RATE SECURITIES; INVERSE AND SECONDARY INVERSE FLOATERS. Each series may invest in floating rate and variable rate securities, including participation interests therein, subject to the requirements of the amortized cost valuation rule and other requirements of the Securities and Exchange Commission (the Commission) with respect to the money market series. Each series other than the California Money Market Series may invest in inverse floaters and secondary inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the series paid for them. Some floating rate and variable rate securities typically have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such "long term" floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever date is longer.



    An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. A secondary inverse floater is an asset-backed security, generally evidenced by a trust or custodial receipt, the interest rate on which moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on such instruments. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a series may, but is not required to, purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Inverse floaters represent a flexible portfolio management instrument that allows us to vary the degree of investment leverage relatively efficiently under difference market conditions. The market for inverse floaters is relatively new.



    Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives a series an undivided interest in the tax-exempt security in the proportion that a series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser, under the supervision of the Trustees, has determined meets the prescribed quality standards for a series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of a series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only
(1) upon a default under the terms of the documents of the tax-exempt security,
(2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.



    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by lines of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.


SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN TAX-EXEMPT SECURITIES


    From time to time, proposals have been introduced to limit the use, or tax and other advantages, of tax-exempt securities which, if enacted, could adversely affect each series' NAV and investment practices. Such proposals could also adversely affect the secondary market for high yield (junk) municipal securities, the financial condition of issuers of these securities and the value of outstanding high yield (junk) municipal securities. Reevaluation of each series' investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.


    Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agents for their customers on securities exchanges, such securities are customarily purchased from or sold to dealers who are selling or buying for their own account. Most tax-exempt securities are not required to be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of tax-exempt securities of many different issuers, most issues do not trade on any single day. On the other hand, most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

    The structure of the tax-exempt securities market introduces its own element of risk; a seller may find, on occasion, that dealers are unwilling to make bids for certain issues that the seller considers reasonable. If the seller is forced to sell, he or she may realize a capital loss that would not have been necessary in different circumstances. Because the net asset value of a series' shares reflects the degree of willingness of dealers to bid for tax-exempt securities, the price of a series' shares may be subject to greater fluctuation than shares of other investment companies with different investment policies.

    In August 1996, legislation reforming the welfare system was passed by Congress. In essence, it eliminated the federal guarantee of welfare benefits and left the determination of eligibility to the states. The federal government will provide block grants to the states for their use in the funding of benefits. Although states are not obligated to absorb any of the reductions, they may choose to do so. The consequences of such generosity may be adverse in the event of an economic downturn or a swelling in the ranks of beneficiaries. If a state feels compelled to offset lost benefits, the net effect is merely a shifting of the burden to the state and may affect its rating over time.


    CALIFORNIA CONCENTRATION. The following is a discussion of the general factors that might influence the ability of issuers of California obligations to repay principal and interest when due on the obligations contained in the portfolio of each series. Such information constitutes only a brief summary, does not purport to be a complete description, is derived from sources that are generally available to investors and is believed to be accurate, but has not been independently verified and may not be complete. General factors may not affect local issuers, such as counties or municipalities, or issuers of revenue bonds. Furthermore, the creditworthiness of general obligations of California generally is unrelated to the creditworthiness with respect to the State's revenue obligations, obligations of local issuers in the state or obligations of other issuers.



    The California economy and general financial condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 33.4 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors.



    Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.



    In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.



    After experiencing strong growth throughout much of the 1980s, from 1990-1993 the State suffered through a severe recession, the worst since the 1930's, heavily influenced by large cutbacks in defense/aerospace industries, military base closures and a major drop in real estate construction. California's economy has been performing strongly since the start of 1994.



    The recession severely affected state revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. The large budget deficits depleted the State's available cash resources and it had to use a series of external borrowings to meet its cash needs. With the end of the recession, the State's financial condition improved with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the recession years was eliminated. No deficit borrowing has occurred at the end of the last several fiscal years.



    The combination of resurging exports, a strong stock market, and a rapidly growing economy in 1999 and early 2000 resulted in unprecedented growth in the State's General Fund revenues during fiscal year 1999-2000. Revenues are estimated to have been about $71.2 billion, which is $8.2 billion higher than projected for the 1999 Budget Act. The State's Special Fund for Economic Uncertainties ("SFEU") had a record balance of over $7.2 billion on June 30, 2000. On that date, the Governor signed the 2000 Budget Act enacting the State's fiscal year 2000-01 budget. The spending plan assumes General Fund revenues and transfers of $73.9 billion, an increase of 3.8 percent above the estimates for 1999-2000. The Budget Act appropriates $78.8 billion from the General Fund, an increase of 17.3 percent over 1999-2000, and reflects the use of $5.5 billion from the SFEU. The Budget Act also includes Special Fund expenditures of $15.6 billion, from revenues estimated at $16.5 billion, and Bond Fund expenditure of $5.0 billion.



    In order not to place undue pressure on future budget years, about
$7.0 billion of the increased spending in 2000-01 will be for one-time expenditures and investments. The State estimates the SFEU will have a balance of $1.781 billion at June 30, 2001. In addition, the Governor held back
$500 million as a set aside for litigation costs. The Governor vetoed just over $1 billion in General Fund and Special Fund appropriations from the 2000 Budget Act in order to achieve the budget reserve. The State will not undertake a revenue anticipation note borrowing in 2000-01.



    Because of the State's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by S&P's, and to A from AA by Fitch Investors Service, Inc. (Fitch). The State's improved economy and budget, however, have resulted since then in several upgrades in its general obligation bond ratings. As of October 6, 2000, the State's general obligation bonds were rated Aa2 by Moody's, AA by Standard & Poor's, and AA by Fitch. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

    Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.


    Certain municipal securities may be obligations of issuers which rely in whole or in part on State revenues for payment of such obligations. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13. The amendment limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property tax revenues. State legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and the assumption by the State of certain obligations previously paid out of local funds. More recent legislation has, however, reduced State assistance payments to local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

    The State Constitution imposes an "appropriations limit" on the spending authority to the State and local government entities. If a government entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within two subsequent fiscal years, generally by a tax credit, refund or temporary suspension of tax rates or fee schedules.


    In 1986, State voters approved an initiative measure known as Proposition 62, which among other things requires that any tax for general governmental purposes imposed by local governments be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, requires that any special tax (levied for other than general governmental purposes) imposed by a local government be approved by a two-thirds vote of its electorate, and restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision. In 1988, State voters approved
Proposition 87, which amended the State Constitution to authorize the State Legislature to prohibit redevelopment agencies from receiving any property tax revenues raised by increased property taxes to repay bonded indebtedness of local government which is not approved by voters on or after January 1, 1989. Although the State Legislature has not yet enacted such a prohibition, it is not possible to predict whether, in the future, the State Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.


    In November 1988, California voters approved Proposition 98. The initiative requires that revenues in excess of amounts permitted to be spent and which would otherwise be returned by revision of tax rates or fee schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also requires the State of California to provide a minimum level of funding for public schools and community colleges. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirement for one year.

    In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-third majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

    In addition, certain tax-exempt securities in which the series may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

    The effect of these various constitutional and statutory amendments, cases and budgetary developments upon the ability of California issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.


    From time to time, the State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.



ADDITIONAL ISSUERS



    GUAM



    Guam is an unincorporated territory of the United States represented by an elected non-voting delegate to the U.S. House of Representatives. The island is governed by the Organic Act of 1950, which granted Guam the statutory local power of self-government and made Guamanians citizens of the United States. However, the U.S. controls the island's foreign and defense policies and plays a significant role in its economic affairs. As of the 1990 Census, Guam's population was 133,152. According to the Guam Annual Economic Review (1998-1999) published by the Guam Department of Commerce (Annual Review) the total population is projected to be 167,292 in 2000 an increase of 25.6%. In recent years, Governor Gutierrez has sought greater self-government for the island and has approached Congress with a proposal to change Guam's political status to that of a Commonwealth.



    Guam's economy depends on tourism revenues, U.S. federal and military spending and service industries. According to the Annual Review, in fiscal year 1998, the U.S. government allocated approximately $507 million for military operations in Guam, of which $319 million was allocated for wages and salaries and $160 million for military construction. However, the island has been affected by the downsizing of the U.S. military presence that has occurred since 1993, most notably the implementation of the Base Realignment and Closure Commission (BRACC) '95. In April 1995, the Naval Air Station, Agana, was officially closed, and control was transferred to the Government of Guam. According to the 1998-1999 Annual Review, the economic impact of base closures, unit transfers and scaling back of defense activities in Guam has resulted in estimated job losses of about 4,800 (3,500 federal civilian jobs and 1,300 military positions). In terms of lost income, cumulative current dollar loss of Gross Island Product for the period 1996-1999 has been estimated at $942 million. Total active duty military personnel increased 1.8%
(114 personnel) in 1998 from 1997, from 6,265 to 6,379. According to the Guam Economic Review Quarterly Report (October-December 1999) published by the Economic Research Center Guam Department of Commerce (Quarterly Report), the unemployment rate in June 1999 had increased to about 15.2%, up from 7.7% in March 1998. There were 60,440 employees on payroll in December, 1999. Of the 60,440 employees, 42,370 were in the private sector, 4,530 were employed by the Federal Government and 13,540 were in the Territorial Government.



    The Asian economic crisis, as well as damage from natural disasters such as Super Typhoon Paka, have disrupted the island's tourist business, which normally caters to more than a million visitors a year, mostly from Japan. According to a December 17, 1997 report by the Office of the Governor of Guam, Super Typhoon Paka cost Guam approximately $600 million. The Asian and Japanese recessions have reduced vacation package costs among many of Guam's visitor industry competitors, increased the relative cost of Guam vacation packages because of the devaluation of Asian currencies versus the U.S. dollar and seriously impacted consumer confidence among Guam's major Asian trading partners, which has resulted in a decline in investment and trade. According to the Annual Review, Guam's economy correlates with Asia's business cycle rather than that of the U.S., since more than 90% of its tourists come from Asia and about 60% of trade links are with Asia. The Asian economy as a whole is on the way to recovery. Guam's economy, as part of Asia, is beginning to experience the recovery of its primary industry, tourism. Given the improved performance in the second half of 1999 and the positive impact of regional recovery and the upturn in the Japan economy, the outlook for Guam's economy in 2000 has brightened. Visitor arrivals are expected to achieve a higher growth than 1999, while retail sales are projected to have a positive growth. According to the Quarterly Report, visitor arrivals increased to approximately 1,160,325 in calendar year 1999, a 2% increase over 1998. Construction is likely to continue declining but at a lower rate.



    However, some economic risks remain including if regional (especially Japan) recovery falters, the resulting decline in outbound traveling would exert a drag on Guam the economy again.



    New aggressive diversification policies in financial services, insurance and telecommunications will help to stabilize Guam's sustainability in relation to the other Asian economies. For example, in 1977, the Government of Guam enacted Public Law 23-109 which includes 100% abatement of gross receipt taxes on insurance premiums and other revenues.



    It has been reported that for fiscal year 1999, Guam is anticipating a deficit of $51.5 million for year-end 1999 and expects its accumulated general fund deficit to total $146.5 million by the end of calendar year 1999. In addition, it has been reported that Guam's government is planning to refinance the island's existing general obligation bonds and transfer certain retirement obligations to the retirement fund to reduce the accumulated total deficit to $130.5 million by the end of the year. The government is planning to reduce the accumulated deficit in 2000 to approximately $33.4 million by the sale and leaseback of certain property and the privatization of the telephone company.



    As of October 27, 2000, S&P maintained Guam's outstanding general obligation bond rating of BBB-. While we note that Guam is not a state but rather an unincorporated territory of the U.S., by comparison, most states' general obligations are rated AA by S&P.



    PUERTO RICO



    Puerto Rico enjoys a commonwealth status with the U.S. as a result of Public law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens. Puerto Rico's voters rejected U.S. statehood for the second time in six years in a local plebiscite held in December 1998, which is likely to close the debate of statehood for some time, according to an April 12, 1999 report of the Economist Intelligence Unit (EIU Report).



    Since World War II, Puerto Rico has transitioned from a poor, agrarian economy to a more urbanized manufacturing and service based economy. Personal income has increased per capita each year from 1994 to 1999 according to a report by the Government of Puerto Rico, Puerto Rico Industrial Development Company (PRIDCO). The average family income has also increased each year from 1993 to 1999 according to the report by PRIDCO. According to a July 27, 2000 EIU Report, during the first three quarters of fiscal year 1999-2000 (Puerto Rico's fiscal year is July through June,) total employment rose by 0.8% to 1,150,000, compared with the same period last year. The labor force as a whole, however, decreased by 1.1%, which is equivalent to an annual reduction of 14,000 jobs.



    As stated in the July 27, 2000 EIU Report, during the first three quarters of fiscal year 1999-2000, construction led economic growth as did, to a lesser extent, tourism. According to the May 15, 2000 EIU Report, stimulated this year by pre-electoral increase in public works, a 9.6% real growth in construction is anticipated in fiscal year 1999-2000. According to the same report, tourism, which has been strong in the local economy since 1994-95, is showing signs of weakness and is not anticipated to add much to overall growth. Although manufacturing output and exports have continued to grow at a moderate pace, jobs in manufacturing industries have continued to decline. Manufacturing output will continue to expand at 2-3%. This moderate growth will not, however, be enough to lower the current 12.5% unemployment rate.

    During the first nine months of fiscal year 1999/2000, government revenue reached $4.7 billion, a 10.2% increase. The May 15, 2000 EIU Report indicates that the official forecast is real GNP growth of 2.7% in fiscal year 1999/2000, 2.3% in fiscal year 2000-2001, mainly due to growth in the construction industry. A July 28, 2000 EIU Report indicates that the economy is anticipated to grow by 5.9% in calendar year 2000 after growing by 11.5% in the first quarter of 2000.



    The inflation rate shaved an average 5.2% increase in fiscal year 1998-1999. The inflation rate was expected to fall to 4% in fiscal year 1999-2000 with high food prices and heavy public spending according to a November 29, 1999 EIU Report.



    According to a July 27, 2000 EIU Report, an indication of the impact of increasing oil prices on the local economy is evident based on partial data on petroleum product imports. Between July 1999 and February 2000, NAPHTA importation reached 6.4 million barrels, valued at US $158.1 million. NAPHTA importation volume increased by 19.6% in comparison with the year-earlier period, while value rose 115.2% with the average price growing by 80%. While no data currently is available, crude petroleum imports usually double those of NAPHTA.



    According to the November 29, 1999 EIU Report, local exports were
$34.9 billion during fiscal year 1998-1999, an increase of 15% from the previous fiscal year, while imports rose to $25.3 billion from $21.9 billion during the same period. According to the November 29, 1999 EIU Report, it was anticipated that during fiscal year 1999-2000, exports would decline to approximately
$30 billion, with imports decreasing to $23 billion.



    One of the principal sources of capital inflows in Puerto Rico is public-sector borrowing, which is usually in the form of debt placement in the US municipal bond market, according to the May 5, 1999 EIU Report. Puerto Rico has played a significant role in the municipal markets for decades; public-sector borrowing has averaged $1.4 billion per year during fiscal years 1992-93 through 1997-1998, with around one-quarter of this being incurred by the central and municipal governments and the rest going to public corporations.



    According to the Governor's Message on the Budget for Fiscal Year 2000-2001 (Message on the Budget) Puerto Rico's proposed budget for fiscal year 2000-2001 is $20.9 billion, a 9.16% or $1.7 million increase from the prior fiscal year. The budget allows for direct contributions to the municipalities totaling $338 million. 4.7% of the budget will pay for government operations. Debt service will be at $2.3 million, or 11.2% of the total budget. During the past two decades, the public debt has fluctuated between 9 and 13.2%. As of the time of the Message on the Budget, it stood at 9%, the second lowest percentage in 19 years. For the current fiscal year, the extra-constitutional debt has been reduced by $657 million. It currently stands at $3 million, and during the year 2001 it is projected to drop to $2.8 million.



    The Message on the Budget indicates a proposed estimate of $7.5 million, with respect to revenues to the General Fund, an increase of $462 million than was estimated last year. At the close of fiscal year 1999-2000, the General Fund's fiscal base shall have increased by 82.4%, with average annual growth of 7.8%.



    Various measures in issuing bonds have permitted the government to refinance $12 billion, reaching savings in excess of $640 million, according to the Message on the Budget.



    The November 29, 1999 EIU Report indicates that multinational companies have been reassessing Puerto Rico's appeal as an investment site due to Mexico's NAFTA advantages, the extension of the U.S. federal minimum wage to Puerto Rico, and the loss of federal tax breaks under Section 936 of the US Tax Code for United States companies operating in Puerto Rico. However, according to a March 31, 1999 EIU Report, many companies have taken advantage of new local tax incentives which are aimed at counteracting problems associated with the Section 936 phase-out. In addition, tourism and large government infrastructure projects continue to spur offshore interest, according to the November 29, 1999 EIU Report. Now, Puerto Rican development plans focus on enticing high-tech industry and tourism. The Economic Development and Commerce Department announced in January 1999 that it plans to spend $20 million annually to promote a high-technology corridor industrial complex between Aguadilla and Mayaguez. Additionally, the Puerto Rico Government has begun privatization of industries, such as the sale of Puerto Rico Telephone in July 1998.

    As of October 27, 2000, Puerto Rico's general obligations were rated A by S&P. As of October 31, 2000 Moody's rates the Commonwealth Baa1.



    UNITED STATES VIRGIN ISLANDS



    The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an incorporated territory of the United States. The residents were granted a measure of self-government by the Organic Act, as revised in 1954. The Virgin Islands are heavily dependent on links with the U.S. mainland and more than 90% of the trade is conducted with Puerto Rico and the United States.



    The Territorial Government plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. Federal and local government constituted about 33% of all nonagricultural jobs in 1999. Federal government jobs have remained relatively unchanged at 877 and Territorial Government jobs have declined by 2.4% to 12,566 from 12,876 in 1998. Total government employment declined by 2% in 1999 to 13,438 from 13,753 in 1998. According to an April 2000 report by the Bureau of Economic Research of the Government Development Bank for the Virgin Islands (BER), public sector employment is expected to decrease mainly as a result of a mandated 10% reduction in local government employment. Federal government jobs are expected to remain unchanged.



    Tourism is the predominant source of employment and income of the Virgin Islands. After experiencing four consecutive years of growth and a record
2.1 million visitors in 1998, activity in the tourism sector slowed in 1999 mainly due to a reduction in the number of cruise ship calls. In 1999, the Virgin Islands recorded 2.0 million visitors, a decrease of about 8% over the 1998 total. This decrease was mainly due to a drop in cruise ship passenger arrivals that totaled 1.4 million in 1999, representing a decrease of 13% over the 1998 total of 1.6 million. Cruise ship business declined because of damage caused by hurricanes. BER is forecasting the rate of cruise passenger arrivals to rebound in fiscal year 2001 to record levels with the introduction of new mega-vessels and to increase by 8% to 1.6 million. During calendar year 1999, overnight visitors increased, by 7.1% over 1998 to 560,133, which is partially attributable to the introduction of additional seats into the Virgin Islands on both chartered and scheduled air services. The weekly direct flight seats grew to 13,099 seats, 5.1% over the 12,466 total in 1998, although the weekly direct seat capacity is still below the 17,000 seat average during the peak 1994-95 years. The rate of air arrivals is expected to grow by 5% in fiscal year 2001. March 1999 through April 2000 air arrivals totaled 172,699 up 2% over the corresponding period in 1998. Hotels and condominiums available for rental declined marginally in 1999 to 4,849 from 4,929 in 1998. The territory's hotel occupancy rate was up 3.0% from 1998 to 56% in 1999. However, the hotel occupancy rate is still low when compared to averages of 60% prior to 1996. BER forecasts hotel occupancy to improve with an increase in overnight visitors.



    There was a total of 40,993 non-agricultural jobs in the territory in 1999 compared to 41,668 jobs in 1998 a decrease of about 2% percent. Job losses, especially in the private sector, have reduced employment to a level not seen since 1987. The private sector has lost just over 1% or approximately 381 jobs in 1999 to 27,554 from 27,935 in 1998. The decline in 1999 reflected job losses mainly in the private sector in tourist related business. The Virgin Island's overall unemployment rate increased from 6.4% in 1998 to 7% in 1999. St. Croix's unemployment rate increased from 7.6% in 1998 to 8.4% in 1999. St. Thomas and St. John, also registered an increase in the unemployment rate from 5.6% in 1998 to 6.1% in 1999. The overall increase in unemployment has been attributed in part to a continuing lack of new business ventures and consequently, job opportunities as well as job losses in retail trade including those that cater to tourists, with respect to St. Thomas and St. John. For the first quarter of calendar year 1999, the territory's unemployment rate remained steady at 6.7%. According to the BER, the number of jobs is expected to grow during fiscal year 2001 by as much as 6% due to the opening of the Divi Carina Bay Resort and Casino on St. Croix, and new public and private--sector construction projects, as well as temporary jobs created by the VI 2000 Census.



    There were 2,427 manufacturing jobs in 1999, up slightly from 2,418 jobs in 1998, pushing manufacturing employment to its highest level since 1995. In 1998, Petroleos de Venezuela (PDVSA) bought 50 percent of the Hess oil refinery on St. Croix. Hess and PDVSA (renamed Hovensa) agreed to share the cost of building a $500 million plant to refine crude oil. Construction of the plant is expected to take three years and increase the refinery's daily oil production by 50,000 barrels. Current production averages about 430,000 barrels per day. The BER foresees a 3% growth in employment in the manufacturing sector during fiscal year 2001, with increased activity at Hovensa, although significant increases will not occur until the construction of the coker.



    The construction sector is expected to continue to grow, as indicated by the value of permits issued. The construction of roads, the extension of the Rohlsen Airport, the expansion of Wico dock, new hotel expansion and the coker construction are among the projects expected to boost construction jobs by as much as 13% during fiscal year 2001.



    According to an October 12, 1999 report of the U.S. Newswire, the Virgin Islands is facing a long-term deficit of over $1 billion and an expected deficit of $98 million for 1999 alone. A July 29, 1999 report of the Agence France Presse states that the financial difficulties of the Virgin Islands are due to its growing public sector, a series of three hurricanes in the 1990s, and inefficient management by the government over the years. The October 12, 1999 report further states that the U.S. Secretary of the Interior and the Governor of the Virgin Islands have signed a Memorandum of Understanding which addresses the Virgin Islands' financial difficulties and need for fiscal austerity. The Memorandum of Understanding sets forth certain measures the Governor has agreed to implement, effective October 1, 1999, and pledges the federal government's (Department of the Interior's) support for local initiatives to achieve fiscal recovery and stability in the Virgin Islands.



    As of October 31, 2000, S&P assigned no general obligation/issuer-level rating to the Virgin Islands as a whole.


PUT OPTIONS


    Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts. This increased cost may be paid by way of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.



    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, each series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the California Money Market Series) as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the California Money Market Series) highest quality grade of such rating services; (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO or (4) for the California Money Market Series, the put is unrated, but (i) the put is written by a person that, directly or indirectly, controls, is controlled by or is under common control with the issuer of the underlying security (other than a sponsor of a special purpose entity with respect to an asset backed security), (ii) the put relates to a fully collateralized repurchase agreement, (iii) the put is backed by the U.S. Government or (iv) the put is not relied upon for quality, maturity or liquidity purposes.


    One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/ tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations, and the Fund may purchase such obligations subject to certain conditions specified by the Commission.

HEDGING AND RETURN ENHANCEMENT STRATEGIES



    Each series (other than the California Money Market Series) is authorized to purchase and sell certain derivatives, including financial futures contracts (futures contracts), options on futures contracts and interest rate swaps for the purpose of attempting to hedge its investment in municipal obligations against fluctuations in value caused by changes in prevailing market interest rates, attempting to hedge against increases in the cost of securities the series intends to purchase and in certain cases, attempting to enhance return. A series, and thus an investor, may lose money through unsuccessful use of these strategies. The successful use of futures contracts, options on futures contracts and interest rate swaps by a series involves additional transaction costs, is subject to various risks and depends upon the investment adviser's ability to predict the direction of the market and interest rates. A series' ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a series may use them to the extent consistent with its investment objective and policies.


    Each series engaging in futures contracts and options thereon as a hedge against changes resulting from market conditions in the value of securities which are held in the series' portfolio or which the series intends to purchase will do so in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The series also intend to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the series. A series may purchase and sell futures contracts and options thereon for bona fide hedging transactions, except that a series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the series' total assets. In addition, a series may not purchase or sell futures contracts or purchase options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of a series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of a series' assets.

    FUTURES CONTRACTS. A futures contract obligates the seller of a contract to deliver to the purchaser of a contract cash equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. A series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

    The California Series and the California Income Series (but not the California Money Market Series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the California Series or the California Income Series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.


    A series neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the initial margin. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to a series upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market".

    When the California Series or the California Income Series purchases a futures contract, it will maintain an amount of cash or other liquid assets, marked-to-market daily, in a segregated account with the Fund's Custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. Should the California Series or the California Income Series sell a futures contract it may cover that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. The California Series or the California Income Series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the California Series or the California Income Series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.


    Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. Each series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indexes and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging investments in municipal obligations.


    OPTIONS ON FINANCIAL FUTURES. The California Series and the California Income Series (but not the California Money Market Series) may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. The California Series and the California Income Series will use options on futures in connection with hedging strategies.


    An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indexes on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.


    When the California Series or the California Income Series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When the California Series or the California Income Series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.

    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of commodity pool operator, subject to compliance with certain conditions. The exemption is conditioned upon the Series' purchasing and selling financial futures contracts and options thereon for BONA FIDE hedging transactions, except that the Series may purchase and sell futures contracts and options thereon for any other purpose, to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Series total assets. The California Series and the California Income Series will use financial futures and options thereon in a manner consistent with these requirements. With respect to long positions assumed by the California Series or the California Income Series, the series will segregate with the Fund's Custodian an amount of cash or other liquid assets, marked-to-market daily, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that its use of futures contracts is unleveraged. Each of the California Series and the California Income Series will continue to invest at least 80% of its total assets in California municipal obligations except in certain circumstances, as described in the Prospectuses under "How the Series Invests -- Investment Objective and Policies." The California Series and the California Income Series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the total assets of the series.


INTEREST RATE SWAP TRANSACTIONS



    Each series (other than the California Money Market Series) may enter into interest rate swaps (including interest rate swaps with embedded options), on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, a series will enter into interest rate swaps on a net basis, that is, the two payment streams netted out, with a series receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a series' obligations over its entitlements with respect to each interest rate swap, will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value per share at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that a series enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of a series' obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the series believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, a series will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. A series will enter into interest rate swaps only with creditworthy parties. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Trustees.



    A series may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security a series anticipates buying. If a series purchases an interest rate swap to hedge against a change in an interest rate of a security a series anticipates buying, and such interest rate changes unfavorably for a series, then a series may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.



    The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a series would diminish compared to what it would have been if this investment technique was never used.



    A series may enter into interest rate swaps traded on an exchange or in the over-the-counter market. A series may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that a series is contractually obligated to make. If the other party to an interest rate swap defaults, a series' risk of loss consists of the net amount of interest payments that a series is contractually entitled to receive. Since interest rate swaps are individually negotiated, a series expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.



RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES



    Participation in the options or futures markets involves investment risks and transaction costs to which the California Series and California Income Series would not be subject absent the use of these strategies. Each such series, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the series may leave the series in a worse position than if such strategies were not used. Risks inherent in the use of interest rate swap transactions, futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices;
(2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the series to maintain cover or to segregate securities in connection with hedging transactions.


    A series may sell a futures contract to protect against the decline in the value of securities held by the series. However, it is possible that the futures market may advance and the value of securities held in the series' portfolio may decline. If this were to occur, the series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

    When a series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the series and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirement in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

    The risk of imperfect correlation increases as the composition of a series' securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Each series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The series' ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the series generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the series maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the series would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the series had written and which the series was unable to close, the series would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.


    Successful use of futures contracts by a series is subject to, among other things, the ability of the series' investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if a series has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, a series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a series has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A series may have to sell securities at a time when it is disadvantageous to do so.


    Exchanges on which futures and related options trade may impose limits on the positions that a series may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the series may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    As described above, under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. Each series may purchase and sell futures and related options contracts without limit for BONA FIDE hedging purchases within the meaning of the regulations of the CFTC.

    In order to determine that a series is entering into transactions in futures contracts for hedging purposes as such term is defined by the CFTC, either:
(1) a substantial majority (that is, approximately 75%) of all anticipatory hedge transactions (transactions in which the series does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities, which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the series; (b) cash held by the series; (c) cash proceeds due to the series on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

    If a series holds a long position in a futures contract, it will hold cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the series.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the series has insufficient cash, it may be disadvantageous to do so. In addition, the series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the series' ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the series engages in transactions in futures or options thereon, the series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the series only with brokers or financial institutions deemed creditworthy by the investment adviser.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to the California Series and the California Income Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to the series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.


    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.



HIGH YIELD (JUNK) SECURITIES (CALIFORNIA INCOME SERIES ONLY)



    The California Income Series may also invest up to 30% of its total assets in tax-exempt securities rated below Baa by Moody's or below BBB by S&P, or a comparable rating of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered to have speculative characteristics. See "Description of Security Ratings" in the California Income Series Prospectus. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See "Risk Factors Relating to Investing in High Yield Securities" below. Subsequent to its purchase by the Series, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolios. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-related securities.

    RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated or unrated (I.E., high yield) securities, commonly known as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Low-rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Series' net asset value. The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, credit risk and market risk, as well as the financial history and condition, the prospects and the management of an issuer in selecting securities for the California Income Series' portfolio. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis than is the case when investing in only higher quality bonds. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing and that yields on junk bonds will fluctuate over time. Since lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable unrated securities. Under circumstances where the Series owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high-yield securities than more highly rated securities.



    An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Furthermore, changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments then in the case of higher grade bonds. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities, and the judgment of the Board of Trustees and the investment adviser may play a greater role in valuation because there is less reliable objective data available. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Series, this may prevent the Series from disposing of the securities, due to its possession of material, non-public information concerning the obligor.


    Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the California Income Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high yield securities.


    Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Series may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES



    Each series may purchase tax-exempt securities on a when-issued or delayed-delivery basis. When tax-exempt securities are offered on a when-issued or delayed-delivery basis, the payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment, but delivery and payment for the securities take place at a later date. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.



    Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed-delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed-delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. As a result, the price that a series is required to pay on the settlement date may exceed the market value of the security on that date.



    At the time a series makes the commitment to purchase a municipal obligation on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the obligation, each day, in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the series. If a series chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations.



    A segregated account of each series consisting of cash or other liquid assets equal to the amount of the when-issued or delayed-delivery commitments will be established and marked to market daily, with additional cash or other assets added when necessary. When the time comes to pay for when-issued or delayed-delivery securities, each series will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the securities themselves (which may have a value greater or lesser than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Taxes, Dividends and Distributions" below. If the seller defaults in the sale, a series could fail to realize the gain, if any, that had occurred.


    Each series (other than the California Money Market Series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

INSURANCE


    Each series may purchase secondary market insurance on securities. Secondary market insurance would be reflected in the market value of the security purchased and may enable a series to dispose of a defaulted obligation at a price similar to that of comparable securities which are not in default.



    Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the securities held by a series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, that is, the market value, of the securities caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the series. The ratings of insured municipal obligations depend, in substantial part, on the creditworthiness of the insurer; thus their value will fluctuate largely on the basis of factors relating to the insurer's ability to satisfy its obligations, as well as on market factors generally. New issue insurance is obtained by the issuer or underwriter upon issuance of a bond or note, and the insurance premiums are reflected in the price of such bond or note. Insurance premiums with respect to secondary insurance may, on the other hand, be paid by a Series. Premiums paid for secondary market insurance will be treated as capital costs, increasing the cost basis of the investment and thereby reducing the effective yield of the investment.


MUNICIPAL LEASE OBLIGATIONS


    Each Series may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. See "Illiquid Securities" below.



    In addition to the risks relating to municipal obligations, municipal lease obligations also expose each Series to abatement risk. Abatement risk is the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use and possession of the equipment or facility.



MUNICIPAL ASSET-BACKED SECURITIES



    Each series may invest in municipal asset-backed securities. A municipal asset-backed security is a debt or equity interest in a trust, special purpose corporation or other pass-through structure, the interest or income on which generally is eligible for exclusion from federal income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.



ZERO COUPON MUNICIPAL BONDS



    A series may invest in zero coupon municipal bonds. Zero coupon municipal bonds do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. Zero coupon municipal bonds do not require the periodic payment of interest. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Because a series accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the series.



    There are certain risks related to investing in zero coupon securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Series' investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in a series' portfolio.


ILLIQUID SECURITIES


    A series may hold up to 15% (10% in the case of the California Money Market Series) of its net assets in illiquid securities. If a series were to exceed this limit, the investment adviser would take reasonable measures to reduce a series' holdings in illiquid securities to no more than 15% (10% in the case of the California Money Market Series) of its net assets within seven days, including the sale of such securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.



    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.



    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general pubilc. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD). A series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.


    Securities of financially and operationally troubled obligors (distressed securities) are less liquid and more volatile than securities of companies not experiencing financial difficulties. A series might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% (or 10%) of its net assets in illiquid securities.


    Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by NRSROs in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics);
(iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.


REPURCHASE AGREEMENTS

    Each series may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the series' money is invested in the repurchase agreement. The series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the series may incur a loss.


    The series participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any univested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.


BORROWING


    Each series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. If a series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings as required by applicable law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the series may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A series will not purchase securities if its borrowings exceed 5% of its assets.


    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities.

(d) TEMPORARY DEFENSIVE STRATEGY


    When the investment adviser believes that market, economic or political conditions warrant a temporary defensive investment posture or when necessary to meet large redemptions, a series may hold more than 20% of its net assets in cash, cash equivalents or investment-grade taxable obligations. The California Money Market Series may also invest in investment-grade taxable obligations, except that its debt obligations, if rated, will be of "eligible quality," as defined under "(b) and (c) Investment Strategies, Policies and Risks." Investing heavily in cash, cash equivalents, or investment-grade taxable obligations limits our ability to achieve each series' investment objective, but can help to preserve each series' assets.


(e) PORTFOLIO TURNOVER

    Portfolio transactions will be undertaken principally to accomplish the objective of the series in relation to anticipated movements in the general level of interest rates but each such series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

    The non-money market series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a series is known as portfolio turnover and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. A 100% turnover rate would occur, for example, if all of the securities held in a series' portfolio were sold and replaced within one year. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to interest holders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal year ended August 31, 1999 and the fiscal year ended August 31, 2000, the portfolio turnover rates for the California Series and the California Income Series were 13% and 23%, and 34% and 23%, respectively. The series' portfolio turnover rate will not be a limiting factor when the series deem it desirable to sell or purchase securities. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions" below.


SEGREGATED ACCOUNTS


    When each series is required to segregate assets in connection with certain hedging transactions, it will mark cash or other liquid assets as segregated with the Fund's Custodian. "Liquid Assets" means cash, U.S. government securities, debt obligations or other eligible liquid, unencumbered assets, marked-to-market daily.


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    A series may not:

     1. Purchase securities on margin (but the series may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the California Series or the California Income Series of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that the series may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The series may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. A series will not purchase portfolio securities if its borrowings exceed 5% of its assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts and the writing of related options by the California Series or the California Income Series and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.


     4. Purchase any security if as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities).

     5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options, securities which are secured by real estate and securities of companies which invest or deal in real estate. The California Money Market Series may not purchase and sell financial futures contracts and related options.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     7. Invest in interests in oil, gas or other mineral exploration or development programs.

     8. Make loans, except through repurchase agreements.


    The California Income Series may not purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry.


    For purposes of investment limitation number 4, the California Money Market Series' compliance with Investment Company Act Rule 2a-7's diversification requirements is deemed to constitute compliance with the stated diversification restriction, which reflects the requirements of Section 5(b)(1) of the Investment Company Act.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the series' asset coverage for borrowings falls below 300%, the series will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND


                  NAME AND ADDRESS** (AGE)               POSITION WITH FUND     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
                  ------------------------               ------------------     -------------------------------------------
     Eugene C. Dorsey (73).............................  Trustee             Retired President, Chief Executive Officer and
                                                                             Trustee of the Gannett Foundation (now Freedom
                                                                               Forum); former Publisher of four Gannett
                                                                               newspapers and Vice President of Gannett Co.,
                                                                               Inc.; past Chairman of Independent Sector,
                                                                               Washington, D.C. (largest national coalition of
                                                                               philanthropic organizations); formerly Chairman
                                                                               of the American Council for the Arts; former
                                                                               Director of the Advisory Board of Chase
                                                                               Manhattan Bank of Rochester and Trustee of
                                                                               several funds within the Prudential Mutual Funds
                                                                               complex.

     Delayne Dedrick Gold (62).........................  Trustee             Marketing and Management Consultant and Trustee of
                                                                               several funds within the Prudential Mutual Funds
                                                                               complex.

                  NAME AND ADDRESS** (AGE)               POSITION WITH FUND     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
                  ------------------------               ------------------     -------------------------------------------
  *  Robert F. Gunia (53)..............................  Vice President and  Executive Vice President and Chief Administrative
                                                         Trustee             Officer (since June 1999) of Prudential
                                                                               Investments; Executive Vice President and
                                                                               Treasurer (since December 1996) of PIFM;
                                                                               President (since April 1999) of Prudential
                                                                               Investment Management Services LLC (PIMS);
                                                                               Corporate Vice President (since September 1997)
                                                                               of The Prudential Insurance Company of America
                                                                               (Prudential); formerly Senior Vice President
                                                                               (March 1987-May 1999) of Prudential Securities
                                                                               Incorporated; formerly Chief Administrative
                                                                               Officer (July 1989-September 1996), Director
                                                                               (January 1989-September 1996) and Executive Vice
                                                                               President, Treasurer and Chief Financial Officer
                                                                               (June 1987-December 1996) of Prudential Mutual
                                                                               Fund Management, Inc. (PMF); Vice President and
                                                                               Director (since May 1989) of The Asia Pacific
                                                                               Fund, Inc. and Director or Trustee of
                                                                               substantially all funds within the Prudential
                                                                               Mutual Funds complex.

     Thomas T. Mooney (58).............................  Trustee             President of the Greater Rochester Metro Chamber
                                                                             of Commerce; former Rochester City Manager; former
                                                                               Deputy Monroe County Executive; Trustee of
                                                                               Center for Governmental Research, Inc.; Director
                                                                               of Blue Cross of Rochester, Monroe County Water
                                                                               Authority, Executive Service Corps of Rochester
                                                                               and Trustee of several funds within the
                                                                               Prudential Mutual Funds complex.

     Stephen P. Munn (58)..............................  Trustee             Chairman, Director and President and former Chief
                                                                             Executive Officer of Carlisle Companies
                                                                               Incorporated (manufacturer of industrial
                                                                               products) and Trustee of several funds within
                                                                               the Prudential Mutual Funds complex.

  *  David R. Odenath, Jr. (43)........................  Vice President and  Officer in Charge, President, Chief Executive
                                                         Trustee             Officer and Chief Operating Officer (since June
                                                                               1999) of PIFM; Senior Vice President (since June
                                                                               1999) of Prudential; formerly Senior Vice
                                                                               President (August 1993-May 1999), of PaineWebber
                                                                               Group, Inc. and Trustee of substantially all
                                                                               funds within the Prudential Mutual Funds
                                                                               complex.

                  NAME AND ADDRESS** (AGE)               POSITION WITH FUND     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
                  ------------------------               ------------------     -------------------------------------------
     Richard A. Redeker (57)...........................  Trustee             Former employee of Prudential Investments (October
                                                                               1996-December 1998); prior thereto, President,
                                                                               Chief Executive Officer and Director (October
                                                                               1993-September 1996) of PMF; Executive Vice
                                                                               President, Director and Member of the Operating
                                                                               Committee (October 1993-September 1996) of
                                                                               Prudential Securities; Director (October
                                                                               1993-September 1996) of Prudential Securities
                                                                               Group, Inc.; Executive Vice President of The
                                                                               Prudential Investment Corporation (January
                                                                               1994-September 1996); Director (January
                                                                               1994-September 1996) of Prudential Mutual Fund
                                                                               Distributors, Inc. and Prudential Mutual Fund
                                                                               Services, Inc. and Trustee of several funds
                                                                               within the Prudential Mutual Funds complex.

  *  John R. Strangfeld, Jr. (46)......................  President and       Chief Executive Officer of Prudential Securities
                                                         Trustee             Incorporated (since October 2000); formerly, Chief
                                                                               Executive Officer, Chairman, President and
                                                                               Director (January 1990-September 2000) of The
                                                                               Prudential Investment Corporation; Executive
                                                                               Vice President (since February 1998) of
                                                                               Prudential Global Asset Management; various
                                                                               positions to Chief Executive Officer (November
                                                                               1994-December 1998) of the Private Asset
                                                                               Management Group of Prudential (PAMG) and
                                                                               Director or Trustee of all funds within the
                                                                               Prudential Mutual Funds complex.

     Nancy H. Teeters (70).............................  Trustee             Economist; former Vice President and Chief Econo-
                                                                               mist, International Business Machines
                                                                               Corporation; former Director of Inland Steel
                                                                               Industries (July 1991-1999) and Trustee of
                                                                               several funds within the Prudential Mutual Funds
                                                                               complex.

     Louis A. Weil, III (59)...........................  Trustee             Former Chairman (January 1996-July 2000),
                                                                             President and Chief Executive Officer (January
                                                                               1996-July 2000) and Director (since September
                                                                               1991) of Central Newspapers, Inc; former
                                                                               Chairman of the Board (January 1996-July 2000),
                                                                               Publisher and Chief Executive Officer (August
                                                                               1991-December 1995) of Phoenix Newspapers, Inc.
                                                                               and Trustee of several funds within the
                                                                               Prudential Mutual Funds complex.

     Grace C. Torres (40)..............................  Treasurer and       First Vice President (since December 1996) of
                                                         Principal           PIFM; former First Vice President (March 1993-May
                                                         Financial and         1999) of Prudential Securities; First Vice
                                                         Accounting            President (March 1994-September 1996) of
                                                         Officer               Prudential Mutual Fund Management, Inc.

     Deborah A. Docs (42)..............................  Secretary           Vice President (since December 1996) of PIFM;
                                                                             former Vice President and Associate General
                                                                               Counsel (June 1991-September 1996) of Prudential
                                                                               Securities; Vice President and Associate General
                                                                               Counsel (June 1991-September 1996) of PMF.

                  NAME AND ADDRESS** (AGE)               POSITION WITH FUND     PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
                  ------------------------               ------------------     -------------------------------------------
     William V. Healey (46)............................  Assistant           Vice President and Associate General Counsel
                                                         Secretary           (since 1998) of Prudential; Chief Legal Officer
                                                                               (since August 1998) of Prudential Investments;
                                                                               Director (since June 1999) of ICI Mutual
                                                                               Insurance Company; prior to August 1998,
                                                                               Associate General Counsel of The Dreyfus
                                                                               Corporation ("Dreyfus"), a subsidiary of Mellon
                                                                               Bank, N.A. ("Mellon Bank"), and an officer
                                                                               and/or director of various affiliates of Mellon
                                                                               Bank and Dreyfus.


------------------------

* "Interested" Trustee, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential Securities Incorporated (Prudential Securities), Prudential or PIFM.



** The address for each of the above persons is c/o: Prudential Investments Fund
    Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.


    Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.


    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Investment Advisory and Other Services -- Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," review such actions and decide on general policy.


    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.


    The Fund pays each of its Trustees who is not an affiliated person of the Manager or the Fund's investment adviser annual compensation of $3,200, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds upon which the Trustees will be asked to serve.



    Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.


    The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended August 31, 2000 and the aggregate compensation paid to such Trustees for service on the Fund's Board and the Boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.

                               COMPENSATION TABLE


                                                         PENSION OR
                                                         RETIREMENT                         TOTAL COMPENSATION
                                        AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL   FROM FUND AND FUND
                                       COMPENSATION   AS PART OF FUND     BENEFITS UPON      COMPLEX PAID TO
NAME AND POSITION                       FROM FUND         EXPENSES          RETIREMENT           TRUSTEES
-----------------                      ------------   ----------------   ----------------   ------------------
Edward D. Beach, Trustee (a)              $3,200            None                N/A          $142,500(43/70)*
Eugene C. Dorsey, Trustee**               $3,200            None                N/A          $ 81,000(17/48)*
Delayne Dedrick Gold, Trustee             $3,325            None                N/A          $144,500(43/70)*
Robert F. Gunia, Trustee and Vice
 President+                               --              --                 --                --
Thomas T. Mooney, Trustee**               $3,200            None                N/A          $129,500(35/75)*
Stephen P. Munn, Trustee                  $  950            None                N/A          $ 62,250(29/53)*
Thomas H. O'Brien, Trustee (a)            $3,200            None                N/A          $ 47,500(11/26)*
David R. Odenath, Jr., Trustee and
 Vice President+                          --              --                 --                --
Richard A. Redeker, Trustee               $3,200            None                N/A          $ 95,000(19/53)*
John R. Strangfeld, Jr., Trustee and
 President+                               --              --                 --                --
Nancy H. Teeters, Trustee                 $3,200            None                N/A          $ 97,000(25/43)*
Louis A. Weil, III, Trustee               $3,275            None                N/A          $ 96,000(29/53)*


------------------------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


** Total aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Trustees under the Fund's deferred compensation plans. Including accrued interest, total compensation amounted to $103,573 and $135,101 for Eugene C. Dorsey and Thomas T. Mooney, respectively.



+ Trustees who are interested do not receive compensation from the Fund or any fund in the Fund Complex.



(a) Former Trustee, retired on December 31, 1999.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    Trustees of the Fund are eligible to purchase Class Z shares of each series, if any, which are sold without an initial sales charge or contingent deferred sales charge.



    As of October 6, 2000, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each class of each series of the Fund.



    As of October 6, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a series were: David L. Stark & Joyce A. Stark, JT TEN, 6609 Via Canada, Rancho Palos Verdes, CA 90274, who held 7,304 Class C shares of the California Series (7.99%); Robert J. Cassietto & Terry A. Cassietto, JT TEN, 2901 Poinsetta Ave., Manhattan Beach, CA 90266-2404, who held 7,106 Class C shares of the California Series (7.77%); Mr. John Dibiase & Mrs. Lois Dibiase, CO-TTEES, Dibiase Family Trust, UA DTD 01/23/91, 7955 Sierra Vista St., RCH Cucamonga, CA 91730-1834, who held 8,773 Class C shares of the California Series (9.59%); Mr. Terrance J. Chan & Mrs. Karen Chan, JT TEN, 1518 Ruby CT., Diamond Bar, CA 91765-4039, who held 11,751 Class C shares of the California Series (12.85%); Mr. Thomas H. Bay & Mrs. Shirley R. Bay, CO-TTEES, The Bay 2000 Trust, UA DTD 04/25/00, P.O. Box 439060, San Diego, CA 92143-9060, who held 9,022 Class C shares of the California Series (9.86%); Seamus P. Burlingame, 3546 N. Riverside Ave., Rialto, CA 92377-3802, who held 5,054 Class C shares of the California Series (5.53%); Hugin Components Inc., 4231 Pacific St., Ste. 23, Rocklin, CA 95677-2135, who held 9,223 Class C shares of the California Series (10.08%); Mrs. Ruth Leader, PRU CHOICE, 8757 Burton Way #407, Los Angeles, CA 90048-3839, who held 16,498 Class Z shares of the California Series (12.43%); Lloyd M. Ives, M. Constance Ives, CO-TTEES, The Ives Family Trust, UA DTD 08/09/89, 1761 Calle Arroyo, Diablo, CA 94528, who held 18,058 Class Z shares of the California Series (13.6%); August G. Bako & Evelyn M. Bako, CO TTEES, August G. Bako & Evelyn Bako Rev Liv Tr, UA DTD 09/11/87, 4905 Elrod Dr., Castro Valley, CA 94546-2415, who held 14,345 Class Z shares of the California Series (10.81%); Julia M. McLaughlin, TTEE, Alton & Julie McLaughlin Trust, UA DTD 12/12/77, 1840 Tice Creek Dr., Apt. 2115, Walnut Creek, CA 94595-2458, who held 10,183 Class Z shares of the California Series (7.67%); Yeoh Ming Ting Yee, TTEE, Yeoh Ming Ting Yee Tr., UA DTD 02/07/83, FBO Yeoh Ming Ting Yee, 101 Alma St., Apt. 1105, Palo Alto, CA 94301-1011, who held 20,865 Class Z shares of the California Series (15.72%); Andrea D. Brennan,
1507 Berkeley St., Apt. 1, Santa Monica, CA 90404-3228, who held 11,658 Class Z shares of the California Series (8.78%); Julia M. McLaughlin, TTEE, FBO The Alton and Julia McLaughlin Trust, UA DTD 12/12/77, 1840 Tice Creek Dr.,
Apt. 2115, Walnut Creek, CA 94595-2458, who held 48,201 Class Z shares of the California Income Series (11.38%); Dr. George D. Mallory & Mrs. June A. Mallory, CO-TTEES, Mallory Rev Trust of 03/13/87, UA DTD 07/09/97, 13847 Mallory Ct., Grass Valley, CA 95949-7658, who held 26,257 Class Z shares of the California Income Series (6.20%); Ms. Nairn Kirkpatrick, TTEE, Nairn Kirkpatrick Trust, UA DTD 08/26/82, 7677 Greenridge Way, Fair Oaks, CA 95628-4808, who held 51,486 Class Z shares of the California Income Series (12.16%).



    As of October 6, 2000, Prudential Securities was the record holder for other beneficial owners of 4,205,669 Class A shares (or 51.07% of the outstanding Class A shares), 1,385,007 Class B shares (or 55.96% of the outstanding Class B shares), 86,412 Class C shares (or 94.47% of the outstanding Class C shares) and 132,703 Class Z shares (or 99.97% of the outstanding Class Z shares) of the California Series; 11,105,849 Class A shares (or 72.7% of the outstanding
Class A shares), 5,638,138 Class B shares (or 74.13% of the outstanding Class B shares), 678,529 Class C shares (or 86.98% of the outstanding Class C shares) and 423,405 Class Z shares (or 99.98% of the outstanding Class Z shares) of the California Income Series; and 279,482,573 shares of the California Money Market Series (or 99.36% of the outstanding shares). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER


    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as the manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Series is Managed -- Manager" in the Prospectus of each series. As of September 30, 2000 PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $75.1 billion. According to the Investment Company Institute, as of June 30, 2000, the Prudential mutual funds were the 22nd largest family of mutual funds in the United States.



    PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the Transfer Agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each series and the composition of each series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired the Subadviser to provide subadvisory services to the Fund. PIFM also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, the Fund believes there are no such expense limitations.


    In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:

        (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Fund's investment adviser;

        (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

        (c) the costs and expenses payable to The Prudential Investment Corporation (PIC, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PIC (the Subadvisory Agreement).


    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager; (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser; (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager; in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares,
(d) the charges and expenses of the Fund's legal counsel and independent accountants; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade association of which the Fund is a member; (h) the cost of share certificates representing shares of the Fund; (i) the cost of fidelity and liability insurance; (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (m) distribution fees.


    The Management Agreement also provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act applicable to continuance of investment advisory contracts.


    For the fiscal years ended August 31, 1998, 1999 and 2000, PIFM received management fees of $766,228, $768,543 and $672,142, respectively, from the California Series. With respect to the California Money Market Series, PIFM received $1,436,251, $1,445,776 and $1,498,012, in management fees for the fiscal year ended August 31, 1998, 1999 and 2000, respectively. For the fiscal years ended August 31, 1998, 1999 and 2000, PIFM received $1,147,925, $1,410,411 and $1,318,663, respectively, in management fees from the California Income Series. With respect to the California Income Series, PIFM waived 10% of its management fee for the fiscal year ended August 31, 1998 and for the period from September 1, 1998 through May 31, 1999. Effective June 1, 1999, PIFM discontinued its management fee waiver. The amount of the fees waived for the years ended August 31, 1998 and 1999 amounted to $114,792 and $104,983, respectively.



    PIFM has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PIFM, is responsible for managing the assets of each series in accordance with its investment objectives and policies. The Subadviser determines what securities and other instruments are purchased and sold for the series and is responsible for obtaining and evaluating financial data relevant to the series. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser was reimbursed by PIFM for the reasonable costs and expenses it incurred in furnishing those services. Effective January 1, 2000, the Subadviser is paid by PIFM at an annual rate of .250 of 1.00% of the average daily net assets of each Series.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.

    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.


    With respect to the non-money market series, Prudential Investment's Fixed Income Group includes the following sector team which may contribute towards security selection in addition to the sector team described in the relevant prospectus (assets under management are as of June 30, 2000).



                                 MONEY MARKETS



    ASSETS UNDER MANAGEMENT: $33.9 billion.
    TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 16 years. PORTFOLIO MANAGERS: 9. AVERAGE GENERAL INVESTMENT EXPERIENCE: 10 years, which includes team members with significant mutual fund experience.
    SECTOR: High-quality, short-term securities, including both taxable and tax-exempt instruments. INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.



CODE OF ETHICS



    The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the "Codes"). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS


    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-04077, acts as the distributor of the shares of the Fund. The Distributor is a subsidiary of Prudential.



    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the California Income Series and the California Series under Rule 12b-1 under the Investment Company Act and separate distribution agreements for the California Money Market Series and the other series (the Distribution Agreements), the Distributor incurs the expenses of distributing shares of the California Money Market Series and the Class A, Class B and Class C shares of the California Income Series and the California Series. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement for the California Series and the California Income Series, none of these expenses of distribution are reimbursed by or paid for by the Fund. See "How the Series is Managed -- Distributor" in each Prospectus.


    The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.



    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares of each series. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of each series may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of each series. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares of the Series for the fiscal year ending August 31, 2001. Fee waivers will increase the Series' total return.



    CLASS A PLAN. For the fiscal year ended August 31, 2000, the Distributor received payments of $233,900 and $429,221 from the Fund on behalf of the California Series and the California Income Series, respectively, under the Class A Plan and spent approximately $221,800 and $377,400 in distributing the California Series' and the California Income Series' Class A shares, respectively. These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 2000, the Distributor also received approximately $22,400 and $123,000 from the Fund on behalf of the California Series and the California Income Series, respectively in initial sales charges attributable to Class A shares.



    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively, of each series. The Class B

Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares of each series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares of each series, provided that the total distribution-related fee does not exceed .50 of 1% of each series. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares of each series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares of each series. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Series for the fiscal year ending Augus 31, 2001. Fee waivers will increase the Series' total return.



    CLASS B PLAN. For the fiscal year ended August 31, 2000, the Distributor received $191,741 from the Fund on behalf of the California Series under the Fund's Class B Plan and spent approximately $178,800 in distributing the Class B shares of the California Series during such period. For the fiscal year ended August 31, 2000, the Distributor received $393,715 from the Fund on behalf of the California Income Series under the Fund's Class B Plan and spent approximately $185,997 in distributing the Class B shares of the California Income Series during such period.



    For the fiscal year ended August 31, 2000, it is estimated that the Distributor spent approximately the following amounts on behalf of the series of the Fund:


                                                                                                      COMPENSATION
                  PRINTING AND                                                                       TO PRUSEC* FOR
                    MAILING                  COMMISSION                                                COMMISSION
                  PROSPECTUSES               PAYMENTS TO                                              PAYMENTS TO
                    TO OTHER                  FINANCIAL                                             REPRESENTATIVES
                  THAN CURRENT               ADVISERS OF               OVERHEAD COSTS                  AND OTHER
SERIES            SHAREHOLDERS               DISTRIBUTOR              OF DISTRIBUTOR**                 EXPENSES**
------      ------------------------   -----------------------   --------------------------   ----------------------------
California
 Series...     $1,000        (0.59%)     $ 17,700      (9.90%)      $  9,000        (5.01%)       $151,100         (84.5%)
California
 Income
 Series...     $2,000           (0%)     $344,800        (49%)      $318,500          (45%)       $ 39,800            (6%)

            APPROXIMATE
               TOTAL
               AMOUNT
              SPENT BY
            DISTRIBUTOR
            ON BEHALF OF
SERIES         SERIES
------      ------------
California
 Series...    $178,800
California
 Income
 Series...    $705,100


------------------------
 *Pruco Securities Corporation, an affiliated broker-dealer.

**Including lease, utility and sales promotional expenses.

    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Series -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectuses of the California Income Series and the California Series. For the fiscal year ended August 31, 2000, the Distributor received approximately $95,700 and $281,500 from the Fund on behalf of the California Series and the California Income Series, respectively, in contingent deferred sales charges attributable to Class B shares.



    CLASS C PLAN. For the fiscal year ended August 31, 2000, the Distributor received $9,674 and $67,660 from the Fund on behalf of the California Series and the California Income Series, respectively, under the

Fund's Class C Plan. For the fiscal year ended August 31, 2000, the Distributor spent approximately $8,700 and $37,900 in distributing the Class C shares of the California Series and the California Income Series, respectively. These amounts were expended primarily for the payment of account servicing fees.


                                                                                                       COMPENSATION
                  PRINTING AND                                                                        TO PRUSEC* FOR
                    MAILING                  COMMISSION                                                 COMMISSION
                  PROSPECTUSES               PAYMENTS TO                                                PAYMENTS TO
                    TO OTHER                  FINANCIAL                                               REPRESENTATIVES
                  THAN CURRENT               ADVISERS OF               OVERHEAD COSTS                    AND OTHER
SERIES            SHAREHOLDERS               DISTRIBUTOR               OF DISTRIBUTOR*                   EXPENSES*
------      ------------------------   -----------------------   ---------------------------   -----------------------------
California
 Series...      $ --           (0%)      $   100       (1.15%)       $1,400         (16.07%)        $7,200          (82.75%)
California
 Income
 Series...      $300           (1%)      $42,400         (78%)       $7,800            (15%)        $3,400              (6%)

            APPROXIMATE
               TOTAL
               AMOUNT
              SPENT BY
            DISTRIBUTOR
            ON BEHALF OF
SERIES         SERIES
------      ------------
California
 Series...    $ 8,700
California
 Income
 Series...    $53,900


------------------------

 *Pruco Securities Corporation, an affiliated broker-dealer.



**Including lease, utility and sales promotional expenses.



    The Distributor also receives the proceeds of initial sales charges with respect to the sale of Class C shares and contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "How to Buy, Sell and Exchange Shares of the Series -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectuses of the California Income Series and the California Series. For the fiscal year ended August 31, 2000, the Distributor received approximately $600 and $7,900 on behalf of the California Series and the California Income Series, respectively, in contingent deferred sales charges attributable to Class C shares. For the same period, the Distributor also received approximately $1,400 and $11,900 on behalf of the California Series and the California Income Series, respectively, in initial sales charges attributable to Class C shares.


    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of each series are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and Class C shares of the series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the California Income Series and the California Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.


    CALIFORNIA MONEY MARKET SERIES PLAN OF DISTRIBUTION. Under the California Money Market Series' Plan of Distribution (the CMMS Plan), the Series reimburses the distributor for its distribution-related expenses at the annual rate of up to .125 of 1% of the average daily net assets of the Series. For the fiscal year ended

August 31, 2000, the Distributor incurred distribution expenses of $374,503 with respect to the California Money Market Series, all of which were recovered by the Distributor through the distribution fee paid by the California Money Market Series.


FEE WAIVERS/SUBSIDIES


    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for Class A and Class C shares as described above. Fee waivers and subsidies will increase a Series' total return.


    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


    Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $20.00 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



    For the fiscal year ended August 31, 2000, the Fund incurred expenses of approximately $45,000 and $56,000 for the services of PMFS on behalf of the California Series and the California Income Series, respectively.


    PricewaterhouseCoopers LLP serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities and futures and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of the Fund, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with the Distributor or an affiliate in any transaction in which the Distributor or an affiliate acts as principal except in accordance with rules of the Commission. Thus it will not deal in the over-the-counter market with the Distributor or an affiliate acting as market maker, and it will not execute a negotiated trade with the Distributor or an affiliate if execution involves the Distributor or an affiliate acting as principal with respect to any part of the Fund's order.


    In placing orders for portfolio securities for the Fund, the Manager is required to give primary consideration to obtaining the, best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, dealers or futures commission merchants other than the Distributor or an affiliate, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor or an affiliate in order to secure the research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees.


    Portfolio securities may not be purchased from any underwriting or selling group of which Prudential Securities (or any affiliate), during the existence of the group, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the series' ability to pursue their investment objectives. However, in the future in other circumstances, the series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) under the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    During the fiscal years ended August 31, 1998, 1999 and 2000, the California Series paid brokerage commissions of $10,448, $11,393 and $7,840 respectively, on certain futures transactions. The California Series paid no brokerage commissions to any of the Fund's affiliates, including the Distributor during those periods. During the fiscal years ended August 31, 1998, 1999 and 2000, the California Money Market Series paid no brokerage commissions. During the fiscal years ended August 31, 1998, 1999 and 2000, the California Income Series paid brokerage commissions of $10,448, $15,155 and $19,320 respectively. None of the brokerage commissions paid by the California Income Series were paid to any of the Fund's affiliates, including the Distributor.



    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at August 31, 2000. As of August 31, 2000, no series held any securities of its regular brokers and dealers.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


    The Fund is permitted to issue an unlimited number of full and fractional shares in separate series, currently designated as the California Series, the California Income Series and the California Money Market Series. The California Series and California Income Series are authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of such series and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, and
(4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. The California Money Market Series offers only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within a series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares with respect to the non-money market series, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted upon by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

    The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the California Series and the California Income Series of the Fund may be purchased at a price equal to the next determined net asset value per share (NAV) plus a sales charge which, at the election of the investor, may be imposed either at the time of purchase, on a deferred basis or both. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent-deferred sales charge. Class C shares are sold with a low front-end sales charge, but are also subject to a contingent deferred sales charge. Class Z shares of the California Series and the California Income Series are offered to a limited group of investors at NAV without a sales charge. See "How to Buy, Sell and Exchange Shares of the Series -- How to Buy Shares" in the Prospectuses of the California Series and the California Income Series.

    For a description of the methods of purchasing shares of the California Money Market Series, see "How to Buy, Sell and Exchange Shares of the Series -- How to Buy Shares" in the Prospectus of the California Money Market Series.


    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund, series, and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division. Attention: Prudential California Municipal Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the series (California, California Income or California Money Market) and the class in which you are investing (Class A, Class B, Class C or Class Z shares for the California and California Income Series).



    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 p.m., New York time) on a business day 4:30 p.m. with respect to the California Money Market Series, you may purchase shares of the Fund as of that day.



    In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Prudential California Municipal Fund, the series (California, California Income or California Money Market), the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares for the California and California Income Series), your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the California Income Series and the California Series and the Distributor, Class A shares are sold at a maximum sales charge of 3%, Class C shares* are sold with a front-end sales charge of 1%, and Class B* and Class Z shares are sold at NAV. Using the NAV of these Series at August 31, 2000, the maximum offering prices of the Series' shares are as follows:



                                                                           CALIFORNIA
                                                              CALIFORNIA     INCOME
                                                                SERIES       SERIES
                                                              ----------   ----------
CLASS A
------------------------------------------------------------
Net asset value and redemption price per Class A share......    $11.78       $10.66
Maximum initial sales charge (3% of offering price).........       .36          .33
                                                                ------       ------
Maximum offering price to public............................    $12.14       $10.99
                                                                ======       ======
CLASS B
------------------------------------------------------------
Net asset value, offering price and redemption price per
 Class B share*.............................................    $11.78       $10.67
                                                                ======       ======
CLASS C
------------------------------------------------------------
Net asset value and redemption price per Class C share*.....    $11.78       $10.67
Maximum initial sales charge (1% of offering price).........       .12          .11
                                                                ------       ------
Offering price to public....................................    $11.90       $10.78
                                                                ======       ======
CLASS Z
------------------------------------------------------------
Net asset value, offering price and redemption price per
 Class Z share..............................................    $11.79       $10.65
                                                                ======       ======


------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Series -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus of each applicable Series.

SELECTING A PURCHASE ALTERNATIVE (CALIFORNIA SERIES AND CALIFORNIA INCOME SERIES
ONLY)

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the California Series and California Income
Series:

    If you intend to hold your investment in a series for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for more than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the 1% initial sales charge plus the higher cumulative annual distribution-related fee on the Class C shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


REDUCTION AND WAIVER OF INITIAL SALES CHARGE -- CLASS A SHARES


    Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent by:


    - officers of the Prudential mutual funds (including the Fund)



    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent



    - employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer



    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries



    - members of the Board of Directors of Prudential



    - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent



    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer



    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase



    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for the services (for example, mutual fund "wrap" or asset allocation programs)



    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).


    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.



    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Series -- How to Buy Shares -- Step 2: Choose a Share Class -- Reducing or Waiving Class A's Initial Sales Charge" in the applicable Prospectus.


    An eligible group of related Fund investors includes any combination of the following:


    - an individual



    - the individual's spouse, their children and their parents



    - the individual's and spouse's Individual Retirement Account (IRA)



    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)



    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children



    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse


    - one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.



    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the investment, within a thirteen-month period, of a specific dollar amount in the Fund and other Prudential mutual funds (Letter of Intent).



    For purposes of the Letter of Intent, the value of all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates, and through your broker, will not be aggregated to determine the reduced sales charge.



    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.



    The Letter of Intent does not obligate the investor to purchase, nor the California Series or the California Income Series to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the California Series or the California Income Series pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES


    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.


    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE -- CLASS C SHARES


    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide it with such supporting documents as it may deem appropriate.


CLASS Z SHARES


    MUTUAL FUND PROGRAMS. Class Z shares of the California Series and California Income Series also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



    - Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services


    - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


    OTHER TYPES OF INVESTORS. Class Z shares of the California Series and California Income Series currently also are available for purchase by the following categories of investors:



    - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

    - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)


    - Prudential, with an investment of $10 million or more.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION


    Reduced sales charges also are available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of the Prudential mutual funds. The value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. "See Risk/Return Summary -- Evaluating Performance" in the Prospectus.



    The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investors' holdings.


SALE OF SHARES


    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for the day (that is, 4:15 p.m., New York time, for the California Series and the California Income Series, and at 4:30 p.m., New York time, with respect to the California Money Market Series) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


    In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC,
Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101 to the Distributor, or to your broker.



    SIGNATURE GUARANTEE.  If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.



    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Securities and Exchange Commission (the Commission), by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


    REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Trustees may redeem all of the shares of any shareholder whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days, prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the same Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will on a PRO RATA basis). You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below.



CONTINGENT DEFERRED SALES CHARGE



    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.



    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege" below.


    The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:


                                                  CONTINGENT DEFERRED SALES
                                                   CHARGE AS A PERCENTAGE
              YEAR SINCE PURCHASE                  OF DOLLARS INVESTED OR
                  PAYMENT MADE                       REDEMPTION PROCEEDS
------------------------------------------------  -------------------------
First...........................................            5.0%
Second..........................................            4.0%
Third...........................................            3.0%
Fourth..........................................            2.0%
Fifth...........................................            1.0%
Sixth...........................................            1.0%
Seventh.........................................            None



    In determining whether a CDSC is applicable to redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES


    The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.


    In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
Death                                             A copy of the shareholder's death certificate
                                                  or, in the case of a trust, a copy of the
                                                  grantor's death certificate, plus a copy of the
                                                  trust agreement identifying the grantor.
Disability - An individual will be considered     A copy of the Social Security Administration
disabled if he or she is unable to engage in any  award letter or a letter from a physician on the
substantial gainful activity by reason of any     physician's letterhead stating that the
medically determinable physical or mental         shareholder (or, in the case of a trust, the
impairment which can be expected to result in     grantor (a copy of the trust agreement
death or to be of long-continued and indefinite   identifying the grantor will be required as
duration.                                         well)) is permanently disabled. The letter must
                                                  also indicate the date of disability.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT -- CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a series of the Fund purchased prior to August 1, 1994, if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of a series of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of a series of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE AS A
                                              PERCENTAGE OF DOLLARS INVESTED OR
                                                     REDEMPTION PROCEEDS
                                         -------------------------------------------
YEAR SINCE PURCHASE PAYMENT MADE         $500,001 TO $1 MILLION      OVER $1 MILLION
--------------------------------         ----------------------      ---------------
First..................................          3.0 %                    2.0 %
Second.................................          2.0 %                    1.0 %
Third..................................          1.0 %                    0   %
Fourth and thereafter..................          0   %                    0   %

    You must notify the Transfer Agent, the Distributor or your Dealer, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

CONVERSION FEATURE -- CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.


                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a series at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at NAV by returning the check to the Transfer Agent within 30 days after the payment date. The reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.


EXCHANGE PRIVILEGE

    Each series makes available to its shareholders the privilege of exchanging their shares of the series for shares of other series of the Fund and certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the series. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.


    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 8:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.


    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


    CLASS A. Shareholders of the California Income Series and the California Series may exchange their Class A shares for Class A shares of other series of the Fund or certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)


       Prudential Municipal Series Fund
        (New Jersey Money Market Series)
        (New York Money Market Series)


       Prudential MoneyMart Assets, Inc.

       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of each of the California Income Series and the California Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of other series of the Fund or certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc., a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.



    Class B and Class C shares of the California Income Series and the California Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Series, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares, respectively, of the California Income Series and the California Series without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B and Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B and Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which a series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.


    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Series -- How to Exchange Your Shares -- Frequent Trading" in the Prospectus.


DOLLAR COST AVERAGING (NOT APPLICABLE TO CALIFORNIA MONEY MARKET SERIES)

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)


    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:                     $100,000   $150,000   $200,000   $250,000
--------------------                     --------   --------   --------   --------
25 Years...............................   $  105     $  158     $  210     $  263
20 Years...............................      170        255        340        424
15 Years...............................      289        438        578        722
10 Years...............................      547        820      1,093      1,366
 5 Years...............................    1,361      2,041      2,721      3,402
See "Automatic Investment Plan (AIP) below."


------------------------

    (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic year.

    (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the California Income Series or the California Series by authorizing his or her bank account or Prudential Securities account (including a Prudential Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automatic Clearing House System.


    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of shares in the shareholder's account. Systematic withdrawals of Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Series -- How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)" in the Prospectus of each applicable Series.



    In the case of shares held through the Transfer Agent, (1) a $10,000 minimum account value applies, (2) systematic withdrawals may not be for less than $100 and (3) all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.


    The Distributor, the Transfer Agent or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal upon 30 days' written notice to the shareholders.


    Systematic withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.



    Furthermore, each systematic withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, systematic withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.


HOW TO REDEEM SHARES OF THE CALIFORNIA MONEY MARKET SERIES

    Redemption orders submitted to and received by Prudential Mutual Fund Services LLC (PMFS) will be effected at the net asset value next determined after receipt of the order. Shareholders of the California Money Market Series (other than Prudential Securities clients for whom Prudential Securities has purchased shares of such money market series) may use Check Redemption, Expedited Redemption or Regular Redemption.

    CHECKWRITING REDEMPTION

    Shareholders are subject to the Custodian's rules and regulations governing checkwriting redemption privileges, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available for check redemptions until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified check or by wire. If insufficient shares are in the account, or if the purchase was made by check within

10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

    There is a service charge of $5.00 payable to PMFS to establish the checkwriting redemption privilege and to order checks. The Custodian and the Fund have reserved the right to modify this checkwriting privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.

    The Fund or PMFS may terminate Checkwriting Redemption Privilege at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5015.

    EXPEDITED REDEMPTION

    To request an Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M.,
New York time. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5015.

    In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by an "eligible guarantor institution" as defined below. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

    To receive further information, investors should contact PMFS at (800) 225-1852.

    REGULAR REDEMPTION

    Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by share certificates, if issued. If the proceeds of the redemption (a) exceed $100,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential District or Ordinary offices. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. Regular redemption is made by check sent to the shareholder's address of record.


MUTUAL FUND PROGRAMS



    From time to time, the Fund (or a series of the Fund) may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor, Prudential/Pruco Securities Representative, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE


    The net asset value per share (NAV) of a series is the net worth of such series (assets, including securities at value, minus liabilities) divided by the number of shares of such series outstanding. NAV is calculated separately for each class. The Fund will compute its NAV daily at 4:15 p.m., New York time, for the California Series and the California Income Series and at 4:30 p.m., New York time, for the California Money Market Series on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the applicable series have been received or on days on which changes in the value of the portfolio securities of that series do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 p.m., New York time (with respect to shares of the California Series and the California Income Series) and between such closing and 4:30 p.m., New York time (with respect to shares of the California Money Market Series). The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


    Portfolio securities for which market quotations are readily available are valued at their bid quotations. When market quotations are not readily available, such securities and other assets are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures, the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Trustees believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term instruments which mature in less than 60 days are valued at amortized cost, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    The California Money Market Series uses the amortized cost method to determine the value of its portfolio securities in accordance with regulations of the Commission. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the California Money Market Series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of eligible quality in accordance with regulations of the Commission. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the California Money Market Series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the California Money Market Series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the California Money Market Series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a NAV.

                            PERFORMANCE INFORMATION

CALIFORNIA SERIES AND CALIFORNIA INCOME SERIES

    YIELD. Each of the California Series and California Income Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period.

    The series' yield is computed according to the following formula:

                       a - b
YIELD = 2[(          ---------    +1)TO THE POWER OF 6 - 1]
                         cd

    Where:  a     =   dividends and interest earned during the period.
            b     =   expenses accrued for the period (net of reimbursements).
            c     =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends.
            d     =   the maximum offering price per share on the last day of the period.


The California Series' yield for Class A, Class B, Class C and Class Z shares for the 30 days ended August 31, 2000 was 4.26%, 4.15%, 3.86% and 4.64%, respectively. The California Income Series' yield for its Class A, Class B, Class C and Class Z shares for the 30 days ended August 31, 2000 was 4.37%, 4.25%, 3.96% and 4.75%, respectively.


    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


    The California Series and California Income Series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The California Series and California Income Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the State tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended August 31, 2000, the California Series' tax equivalent yield (assuming a federal tax rate of 36%) for Class A, Class B, Class C and Class Z shares was 7.34%, 7.15%, 6.65% and 7.99%, respectively. The California Income Series' tax equivalent yield (assuming a federal tax rate of 36%) for its Class A, Class B, Class C, and Class Z shares for the 30 days ended August 31, 2000 was 7.53%, 6.32%, 6.82% and 8.18%, respectively.



    AVERAGE ANNUAL TOTAL RETURN. Each of the California Series and California Income Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.


    Average annual total return is computed according to the following formula:
                         P(1+T)TO THE POWER OF n = ERV

    Where:  P  = a hypothetical initial payment of $1000.
            T  = average annual total return.
            n  = number of years.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.


    Average annual total return assumes reinvestment of all dividends and distributions and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The California Series' average annual total returns for the periods ended August 31, 2000 for the Class A, Class B, Class C and Class Z shares are set forth below. The average annual total return for the since inception period is provided for each class the inception date of which is after September 1, 1990. The average annual total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1990.


                                                                     CLASS A
                                   ---------------------------------------------------------------------------
                                             ONE                      FIVE                       TEN
                                           YEAR(*)                    YEARS                     YEARS
                                   -----------------------   -----------------------   -----------------------
Average Annual Total Return.......                   5.10%                     5.31%                     6.72%
Average Annual Total Return
 without Subsidy/Waiver*..........                   5.10%                     5.29%                     6.71%

                                                                      CLASS B
                                    ---------------------------------------------------------------------------
                                              ONE                      FIVE                       TEN
                                            YEAR(*)                    YEARS                     YEARS
                                    -----------------------   -----------------------   -----------------------
Average Annual Total Return.......                    3.18%                     5.42%                     6.72%
Average Annual Total Return
 without Subsidy/Waiver*..........                    3.18%                     5.41%                     6.63%

                                                                            CLASS C
                                    ---------------------------------------------------------------------------------------
                                              ONE                      FIVE                      FROM             INCEPTION
                                            YEAR(*)                    YEARS                   INCEPTION            DATE
                                    -----------------------   -----------------------   -----------------------   ---------
Average Annual Total Return.......                    5.83%                     5.11%                     5.40%    8/1/94
Average Annual Total Return
 without Subsidy/Waiver*..........                    5.83%                     5.10%                     5.37%    8/1/94

                                                               CLASS Z
                                    -------------------------------------------------------------
                                              ONE                      FROM             INCEPTION
                                            YEAR(*)                  INCEPTION            DATE
                                    -----------------------   -----------------------   ---------
Average Annual Total Return.......                    8.71%                     6.20%    9/18/96
Average Annual Total Return
 without Subsidy/Waiver*..........                    8.71%                     6.18%    9/18/96



    The California Income Series' average annual total returns for the periods ended August 31, 2000 for the Class A, Class B, Class C and Class Z shares are set forth below.


                                                                   CLASS A
                           ---------------------------------------------------------------------------------------
                                     ONE                      FIVE                      FROM             INCEPTION
                                   YEAR(*)                    YEARS                   INCEPTION            DATE
                           -----------------------   -----------------------   -----------------------   ---------
Average Annual Total
 Return..................                    3.88%                     5.75%                     7.29%    12/3/90
Average Annual Total
 Return without
 Subsidy/Waiver..........                    3.88%                     5.68%                     7.04%    12/3/90

                                                                   CLASS B
                           ---------------------------------------------------------------------------------------
                                     ONE                      FIVE                      FROM             INCEPTION
                                   YEAR(*)                    YEARS                   INCEPTION            DATE
                           -----------------------   -----------------------   -----------------------   ---------
Average Annual Total
 Return..................                    1.93%                     5.89%                     5.59%    12/7/93
Average Annual Total
 Return without
 Subsidy/Waiver..........                    1.93%                     5.81%                     5.46%    12/7/93

                                                                   CLASS C
                           ---------------------------------------------------------------------------------------
                                     ONE                      FIVE                      FROM             INCEPTION
                                   YEAR(*)                    YEARS                   INCEPTION            DATE
                           -----------------------   -----------------------   -----------------------   ---------
Average Annual Total
 Return..................                    4.59%                     5.57%                     5.81%    8/1/94
Average Annual Total
 Return without
 Subsidy/Waiver..........                    4.59%                     5.49%                     5.69%    8/1/94

                                                      CLASS Z
                           --------------------------------------------------------------
                                     ONE                       FROM             INCEPTION
                                   YEAR(*)                   INCEPTION            DATE
                           ------------------------   -----------------------   ---------
Average Annual Total
 Return..................                     7.26%                     6.32%    9/18/96
Average Annual Total
 Return without
 Subsidy/Waiver..........                     7.26%                     6.30%    9/18/96



    AGGREGATE TOTAL RETURN. Each of the California Series and California Income Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. Aggregate total return represents the cumulative change in the value of an investment in one of the Series and is computed according to the following formula:


                                    ERV - P
                                    --------
                                       P

    Where:  P  = a hypothetical initial payment of $1000.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The California Series' aggregate total returns for the periods ended
August 31, 2000 are set forth below. The aggregate total return for the since inception period is provided for each class the inception date of which is after September 1, 1990. The aggregate total return for the ten year period is provided for each class the inception date of which was on or before September 1, 1990.


                                                                 CLASS A
                              ------------------------------------------------------------------------------
                                        ONE                        FIVE                       TEN
                                      YEAR(*)                     YEARS                      YEARS
                              ------------------------   ------------------------   ------------------------
Aggregate Total Return.......                    8.35%                     33.54%                     97.63%
Aggregate Total Return
 without Subsidy/Waiver*.....                    8.35%                     33.42%                     97.29%

                                                                  CLASS B
                               ------------------------------------------------------------------------------
                                         ONE                       FIVE                        TEN
                                       YEAR(*)                    YEARS                       YEARS
                               -----------------------   ------------------------   -------------------------
Aggregate Total Return.......                    8.18%                     31.23%                      90.39%
Aggregate Total Return
 without Subsidy/Waiver*.....                    8.18%                     31.12%                      90.07%

                                                                        CLASS C
                               ------------------------------------------------------------------------------------------
                                         ONE                       FIVE                        FROM             INCEPTION
                                       YEAR(*)                     YEARS                    INCEPTION             DATE
                               -----------------------   -------------------------   ------------------------   ---------
Aggregate Total Return.......                    7.91%                      29.62%                     39.13%    8/1/94
Aggregate Total Return
 without Subsidy/Waiver*.....                    7.91%                      29.51%                     38.89%    8/1/94

                                                          CLASS Z
                               --------------------------------------------------------------
                                         ONE                       FROM             INCEPTION
                                       YEAR(*)                  INCEPTION             DATE
                               -----------------------   ------------------------   ---------
Aggregate Total Return.......                    8.71%                     26.82%    9/18/96
Aggregate Total Return
 without Subsidy/Waiver*.....                    8.71%                     26.71%    9/18/96



    The California Income Series' aggregate total returns for the periods ended August 31, 2000 are set forth below.


                                                                 CLASS A
                        ------------------------------------------------------------------------------------------
                                  ONE                        FIVE                       FROM             INCEPTION
                                YEAR(*)                     YEARS                    INCEPTION             DATE
                        ------------------------   ------------------------   ------------------------   ---------
Aggregate Total
 Return...............                     7.10%                     36.37%                    104.66%    12/3/90
Aggregate Total Return
 without
 Subsidy/Waiver*......                     7.10%                     35.86%                    100.05%    12/3/90

                                                                CLASS B
                        ----------------------------------------------------------------------------------------
                                  ONE                      FIVE                       FROM             INCEPTION
                                YEAR(*)                    YEARS                   INCEPTION             DATE
                        -----------------------   -----------------------   ------------------------   ---------
Aggregate Total
 Return...............                    6.93%                    34.14%                     44.21%    12/7/93
Aggregate Total Return
 without
 Subsidy/Waiver*......                    6.93%                    33.64%                     42.99%    12/7/93

                                                                 CLASS C
                        -----------------------------------------------------------------------------------------
                                  ONE                       FIVE                       FROM             INCEPTION
                                YEAR(*)                    YEARS                    INCEPTION             DATE
                        -----------------------   ------------------------   ------------------------   ---------
Aggregate Total
 Return...............                    6.66%                     32.48%                     42.39%    8/1/94
Aggregate Total Return
 without
 Subsidy/Waiver*......                    6.66%                     31.98%                     41.46%    8/1/94

                                                    CLASS Z
                        ---------------------------------------------------------------
                                  ONE                        FROM             INCEPTION
                                YEAR(*)                   INCEPTION             DATE
                        ------------------------   ------------------------   ---------
Aggregate Total
 Return...............                     7.26%                     27.41%    9/18/96
Aggregate Total Return
 without
 Subsidy/Waiver*......                     7.26%                     27.29%    9/18/96



CALIFORNIA MONEY MARKET SERIES



    The California Money Market Series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the California Money Market Series' portfolio and its operating expenses. The California Money Market Series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The California Money Market Series' annualized seven-day current yield and effective annual yield as of August 31, 2000 was 3.16% and 3.21%, respectively.



    The California Money Market Series may also calculate its tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the State tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The California Money Market Series' 7-day tax equivalent yield (assuming a federal tax rate of 39.6%) as of August 31, 2000 was 5.77%.


    Comparative performance information may be used from time to time in advertising or marketing the California Money Market Series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

    The California Money Market Series' yield fluctuates, and an annualized yield quotation is not a representation by the California Money Market Series as to what an investment in the California Money Market Series will actually yield for any given period. Yield for the California Money Market Series will vary based on a number of factors including changes in market conditions, and level of interest rates and the level of California Money Market Series income and expenses.


    ADVERTISING. Advertising materials for each Series may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Series' manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for each Series' also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.



    From time to time, advertising materials for each Series' may include information concerning retirement and investing for retirement, may refer to the approximate number of Series' shareholders and may refer to Lipper rankings or Morningstar ratings, other related analyses supporting those ratings, other industry publications, business periodicals and market indices. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.



    From time to time, the performance of a series may be measured against various indexes. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation. (1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                PERFORMANCE
COMPARISON OF DIFFERENT TYPES OF INVESTMENTS
             OVER THE LONG TERM
            (12/31/25-12/31/99)
Common Stocks                                 11.2%
Long-Term Gov't. Bonds                         5.3%
Inflation                                      3.1%


    (1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation -- 1999 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

DISTRIBUTIONS


    All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically received in additional Fund shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared to the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last previous business day on which the Fund is open for business. Accordingly, a shareholder of the California Series and the California Income Series who redeems his or her shares effective as of 4:15 p.m. (4:30 p.m. for the California Money Market Series), New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor in the California Series and the California Income Series whose purchase order is effective as of 4:15 p.m. (4:30 p.m. for the California Money Market Series), New York time, on a Friday does not begin earning dividends until the following business day. For series other than California Money Market Series, net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily. For the California Money Market Series, net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily plus/minus any capital gains/losses.


    Net realized capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically received in additional shares of the series.

    The per share dividends on Class B and Class C shares of the California Series and the California Income Series will be lower than the per share dividends on Class A shares of the California Series and the California Income Series, respectively, as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value" above.

    Annually, the Fund will mail to shareholders information regarding the tax status of distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

FEDERAL TAXATION

    Under the Internal Revenue Code, each series of the Fund is treated as a separate entity for federal income tax purposes.


    Each series of the Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during the taxable year which it distributes to its shareholders. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company under the Internal Revenue Code, each series of the Fund generally must, among other things, (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of stock, securities, or foreign currency) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or options thereon or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock or securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the assets of the series is represented by cash, U.S. government securities and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the assets of the series and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities); and (c) distribute to its shareholders at least 90% of its net investment income, including net short-term capital gains (I.E., the excess of net short-term capital gains over net long-term capital losses), and 90% of its net tax exempt interest income in each year.



    Qualification of the Fund as a regulated investment company under the Internal Revenue Code will be determined at the level of each series and not at the level of the Fund. Accordingly, the determination of whether any particular series qualifies as a regulated investment company will be based on the activities of that series, including the purchases and sales of securities and the income received and expenses incurred in that Series. Net capital gains of a series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of that series.



    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders, shareholders may be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account
(i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, and (ii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.



    AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after Augest 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. Corporate investors should note that 75% of the amount by which adjusted current earnings (which includes all tax-exempt interest) exceeds the AMTI of the corporation constitutes an upward adjustment for purposed of the corporate AMT. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Portfolio.



    For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 2000 of approximately $1,826,000, of which, $1,823,700 expires in 2003 and $2,900 expires in 2006. Such carryforward is after utilization of approximately $972,100 to offset net taxable gains recognized during the year ended August 31, 2000. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such capital loss carryforward.



    For federal income tax purposes, the Series has a capital loss carryforward at August 31, 2000 of approximately $3,408,000 of which $1,520,900 expires in 2003, $975,700 expires in 2004 and $911,400 expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.


    Distributions of taxable net investment income and of the excess of net short-term capital gain over the net long-term capital loss are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.


    Since each series is treated as a separate entity for federal income tax purposes, the determination of the amount of net capital gains, the identification of those gains as short-term or long-term and the determination of the amount of income dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred in that series.


    Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the series at its original issue. Original issue discount that accrues in a taxable year is treated as income earned by a series and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the series in a taxable year may not be represented by cash income, the series may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements.

    The purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such put option (or any other
Section 1256 contract under the Internal Revenue Code) will be treated as 60% long-term and 40% short-term capital gain or loss. On the last trading day of the fiscal year of the series, all outstanding put options or other
Section 1256 contracts will be treated as if such positions were closed out at their closing price on such day, with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. In addition, positions held by a series which consist of at least one debt security and at least one put option which substantially reduces the risk of loss of the series with respect to that debt security constitute a "mixed straddle" which is governed by certain provisions of the Internal Revenue Code that may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Each series may consider making certain tax elections applicable to mixed straddles. In addition, the conversion transaction rules may apply to recharacterize certain capital gains as ordinary income. Code Section 1259 may require the recognition of gain (but not loss) if a series makes a "constructive sale" of an appreciated financial position.


    Each series' gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by a series expire unexercised, the premiums received by the series give rise to short-term capital gains at the time of expiration. Each series may also have short-term gains and losses associated with closing transactions with respect to call options written by them. If call options written by a series are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the series, and the character of the capital gain or loss on the sale of the futures contract depending on the contract's holding period.


    Upon the exercise of a put held by a series, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by a series would be capital gain or loss, depending on the holding period of the put. If a put expires unexercised, a series would realize short-term or long-term capital loss, the character of which depends on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.


    Any net capital gains (I.E., the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to capital gains recognized by a series. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.



    If any net capital gains are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their series shares by the differences between their PRO RATA share of such gains and their tax credit.


    Any gain or loss realized upon a sale, redemption or exchange of shares of a series by a shareholders who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as a long-term capital gain or loss if the shares were held for more than 12 months.

    Any short-term capital loss realized upon the sale, redemption or exchange of shares within 6 months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such exempt-interest dividend. Any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of a capital gains distribution will be treated as long-term capital loss to the extent of such capital gains distribution.

    Any loss realized on a sale, redemption or exchange of shares of a series of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate).

    Under certain circumstances, a shareholder who acquires shares of a Series of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the Fund may be adversely affected. In such case, each series would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions unless it is reasonably expected that at least 95% of the distributions of the series are comprised of tax-exempt dividends. If the withholding provisions are applicable, any taxable distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

CALIFORNIA TAXATION


    In any year in which each series qualifies as a regulated investment company under the Internal Revenue Code (as in effect January 1, 1998) and is exempt from federal income tax under such rules, (i) such series will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii) provided 50% or more of the value of the total assets of such series at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law, such series will be qualified under California law to pay "exempt-interest" dividends which will be exempt from the California personal income tax.


    Individual and corporate shareholders of a series who reside in California will not be subject to California personal income tax or California corporate income tax on distributions received from the series to the extent such distributions are attributable to interest received by the series during its taxable year on obligations which (when held by an individual) pay interest that is exempt from taxation under California law. Distributions from such series which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income subject to the California alternative minimum tax.

    The portion of dividends constituting exempt-interest dividends is that portion derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law. The total amount of California exempt-interest dividends paid by a series to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the series during such year on such obligations less any expenses and expenditures (including dividends paid to corporate shareholders) deemed to have been paid from such interest. Any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

    Distributions of investment income and long-term and short-term capital gains will not be excluded from taxable income in determining the California franchise tax for corporate shareholders. In addition, such distributions may be includable in income subject to the alternative minimum tax.

    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a series will not be deductible for California personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Internal Revenue Code, any loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within 6 months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

    Shares of the Fund will not be subject to the California property tax.

    The foregoing is only a summary of some of the important California income tax considerations generally affecting the Fund and its shareholders. The Fund has obtained an opinion of its California tax counsel which confirms these state tax consequences for California resident individuals and corporations. No attempt is made to present a detailed explanation of the California personal income tax treatment of a series or its shareholders, and this discussion is not intended as a substitute for careful planning. Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investments in the Fund and their own California tax situation.

                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS


MOODY'S INVESTORS SERVICE



BOND RATINGS



    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.



    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.



    Baa: Bonds that are rated Baa are considered as medium grade obligations I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



    B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



    Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.



    Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



    Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



    C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



SHORT-TERM DEBT RATINGS



    Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.



    P-1: Issuers rated "Prime-1" or "P-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.



    P-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.



    P-3: Issuers rated "Prime-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.



SHORT-TERM RATINGS



    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.



    MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.



    MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.



    MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.



    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.



STANDARD & POOR'S RATINGS GROUP



DEBT RATINGS



    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated obligations only in small degree.



    A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.



    Debt rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



    BB: Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.



    B: Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest or repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.



    CCC: Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.



    CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.



    C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.



    CI: The rating CI is reserved for income bonds on which no interest is being paid.



    D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



COMMERCIAL PAPER RATINGS



    S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.



    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



    A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



    A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



MUNICIPAL NOTES



    A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Portfolio of Investments as of August 31, 2000

                                   MOODY'S                                PRINCIPAL
                                   RATING         INTEREST     MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)    RATE         DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.8%
Abag Fin. Auth. Rev., Schools of
 Sacred Heart, Ser. A              Baa3           6.45%        6/01/30    $    1,500       $  1,562,325
Baldwin Park Pub. Fin. Auth.
 Rev., Tax Alloc.                  BBB(d)         7.05         9/01/14         1,020          1,142,492
Brea Pub. Fin. Auth. Rev., Sub.
 Tax Alloc. Redev. Proj., Ser. C   NR             8.10         3/01/21         5,000          5,158,750
Buena Park Cmnty. Redev. Agcy.,
 Central Bus. Dist. Proj.          BBB+(d)        7.10         9/01/14         2,500          2,621,400
California St. Hsg. Fin. Agcy.
 Rev., Sngl. Fam. Mtge., Ser. A    Aa2            Zero         2/01/15         8,420          2,155,015
Chula Vista Redev. Agcy.,
 Bayfront Tax Alloc.               BBB+(d)        7.625        9/01/24         4,500          4,985,910
Commerce California Cmnty. Dev.
 Comm., Rfdg. Merged Redev.
 Proj., Ser. A                     NR             5.65         8/01/18         1,175          1,138,176
East Palo Alto Sanit. Dist.,
 Cert. of Part.                    NR             8.25         10/01/15        1,295          1,323,386
Fairfield Pub. Fin. Auth. Rev.,
 Fairfield Redev. Projs., Ser. A   NR             7.90         8/01/21         4,200(b)       4,428,732
Foothill/Eastern Trans. Corridor
 Agcy.,
 Toll Rd. Rev.                     Aaa            Zero         1/01/13         2,250(b)       2,041,290
 Toll Rd. Rev.                     Aaa            Zero         1/01/16         5,000          2,241,950
 Toll Rd. Rev.                     Aaa            Zero         1/01/18         2,950          1,163,539
 Toll Rd. Rev.                     Baa3           Zero         1/15/26         5,200          2,979,964
Grass Valley Redev. Agcy.,
 Redev. Proj.                      BBB(d)         6.40         12/01/34        2,000          2,050,820
Kings Cnty. Wst. Mgmt. Auth.,
 Solid Wst. Rev., A.M.T.           BBB(d)         7.20         10/01/14        1,150          1,240,390
Long Beach Harbor Rev., Ser. A,
 A.M.T., F.G.I.C.                  Aaa            6.00         5/15/16         5,500          6,042,520
Long Beach Redev. Agcy. Dist.
 No. 3, Spec. Tax Rev.
 (cost $2,950,530; purchased
 10/18/93)                         NR             6.375        9/01/23         3,000(c)       3,064,200

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   MOODY'S                                PRINCIPAL
                                   RATING         INTEREST     MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)    RATE         DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., Cert. of
 Part., Correctional Facs.
 Proj., M.B.I.A.                   Aaa            Zero         9/01/10    $    3,770       $  2,394,704
Los Angeles Cnty., Hsg. Auth.,
 Multi-fam. Mtge. Rev.,
 Mayflower Gardens Proj.,
 Ser. K, G.N.M.A.                  NR             8.875%       12/20/10        2,100(b)       2,192,190
Los Angeles Community Red. Agcy.
 Parking Sys. Rev.                 A(d)           5.40         7/01/15         1,145          1,156,141
Los Angeles Conv. & Exhib. Ctr.
 Auth., Cert. of Part.             Aaa            9.00         12/01/10        1,250(b)       1,539,200
Met. Wtr. Dist. of Southern
 California,
 Rev. Linked S.A.V.R.S. &
 R.I.B.S.                          Aa2            5.75         8/10/18         1,000          1,063,630
 Waterworks Rev. Rfdg., Ser. A     Aa2            5.75         7/01/21         4,000          4,251,200
Midpeninsula Regional Open Space
 Dist. Fin. Auth. Rev., 1996,
 A.M.B.A.C.                        Aaa            Zero         9/01/15         3,000          1,384,950
Mojave Desert Solid Wst. Victor
 Vally Materials, Recov. Fac.,
 A.M.T.                            Baa1           7.875        6/01/20         1,175          1,254,124
Orange Cnty. Cmnty. Facs. Dist.,
 Spec. Tax Rev., No. 87-5B,
 Rancho Santa Margarita            NR             7.50         8/15/17         1,750(b)       1,893,010
Orange Cnty. Loc. Trans. Auth.,
 Linked S.A.V.R.S. & R.I.B.S.,
 A.M.B.A.C.                        Aaa            6.20         2/14/11         8,000          9,002,560
 Spec. Tax Rev., R.I.B.S.          Aa3            7.604(e)     2/14/11           750            910,312
Petaluma City Joint Union High
 Sch. Dist.,
 Capital Apprec., M.B.I.A.         Aaa            Zero         8/01/15         1,600            742,896
 Capital Apprec., M.B.I.A.         Aaa            Zero         8/01/16         1,455            632,809
 Capital Apprec., M.B.I.A.         Aaa            Zero         8/01/17         3,015          1,230,180
Port Redwood City Rev., A.M.T.     BBB(d)         5.125        6/01/30         1,600          1,373,296

                                           See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   MOODY'S                                PRINCIPAL
                                   RATING         INTEREST     MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)    RATE         DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Puerto Rico Comnwlth.
 Gen. Oblig.,
 Ser. 642A, M.B.I.A.               NR             7.497%(e)    7/01/10    $    1,000       $  1,195,130
Puerto Rico Ind. Tourist Edl.,
 Cogen Fac. AES Proj., A.M.T.      Baa2           6.625        6/01/26         2,000          2,084,860
Redding Elec. Sys. Rev.,
 Cert. of Part., R.I.B.S.,
 M.B.I.A.                          Aaa            8.457(e)     7/01/22         1,750          2,089,062
 Linked S.A.V.R.S. & R.I.B.S.,
 M.B.I.A.                          Aaa            6.368        7/01/22            50             54,854
Roseville City Sch. Dist., Cap.
 Apprec. Ser. A, F.G.I.C.          Aaa            Zero         8/01/10         1,230            779,709
San Bernardino Cnty., Cert. of
 Part., Med. Ctr. Fin. Proj.,
 M.B.I.A.                          Aaa            5.50         8/01/22         4,400          4,536,224
San Francisco City & Cnty.,
 Redev. Agcy., Lease Rev.,
 Cap. Apprec.                      A1             Zero         7/01/09         2,000          1,329,120
San Jose, Unified Sch. Dist.,
 Santa Clara, Gen. Oblig.,
 Ser. A, F.G.I.C.                  Aaa            Zero         8/01/17         1,350            550,827
Santa Margarita/Dana Point Auth.
 Rev.,
 Ser. 644A, M.B.I.A.               NR             13.827(e)    8/01/08           825          1,320,470
 Ser. 644B, M.B.I.A.               NR             13.827(e)    8/01/09           325            535,408
 Ser. 644C, M.B.I.A.               NR             13.827(e)    8/01/09           460            757,652
 Ser. 644G, M.B.I.A.               NR             13.827(e)    8/01/14           330            576,032
So. Orange Cnty. Pub. Fin.
 Auth., Spec. Tax Rev., M.B.I.A.   Aaa            7.00         9/01/11         3,500          4,259,465
So. Tahoe Joint Pwrs. Fin. Auth.
 Rev., Rfdg. So. Tahoe Redev.
 Proj., Ser. A                     BBB-(d)        5.375        10/01/30        1,250          1,136,888

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                   MOODY'S                                PRINCIPAL
                                   RATING         INTEREST     MATURITY   AMOUNT           VALUE
DESCRIPTION (a)                    (UNAUDITED)    RATE         DATE       (000)            (NOTE 1)
------------------------------------------------------------------------------------------------------------
Southern California Pub. Pwr.
 Auth.,
 Proj. Rev.                        A3             6.75%        7/01/10    $    2,265       $  2,648,510
 Proj. Rev.                        A3             6.75         7/01/11         1,195          1,399,907
 Proj. Rev.                        A3             6.75         7/01/12         2,935          3,461,451
 Proj. Rev.                        A3             6.75         7/01/13         4,000          4,685,920
 Proj. Rev., A.M.B.A.C.            Aaa            Zero         7/01/16         7,925          3,504,752
 Proj. Rev., Ser. A, F.G.I.C.      Aaa            Zero         7/01/12         7,080          3,960,410
Stockton Cmnty. Facs. Dist. No.
 90-2, Brookside Estates           NR             6.20         8/01/15           700            718,928
Sulphur Springs Union Sch.
 Dist., Ser. A, M.B.I.A.           Aaa            Zero         9/01/09         2,000          1,334,080
Vacaville Cmnty. Redev. Agcy.,
 Cmnty. Hsg. Fin. Multi-fam.       A-(d)          7.375        11/01/14        1,110(b)       1,266,144
Victor Valley Union High Sch.
 Dist.,
 Gen. Oblig., M.B.I.A.             Aaa            Zero         9/01/09         2,075          1,393,881
 Gen. Oblig., M.B.I.A.             Aaa            Zero         9/01/15         5,070          2,371,543
Virgin Islands Terr., Hugo Ins.
 Claims Fund Proj., Ser. 91        NR             7.75         10/01/06          605(b)         632,891
Walnut Valley Unified Sch.
 Dist., M.B.I.A.                   Aaa            6.00         8/01/15         1,870          2,060,721
                                                                                           ------------
Total long-term investments
 (cost $115,453,082)                                                                        127,006,900
                                                                                           ------------
SHORT-TERM INVESTMENT
----------------------------------------------------------------------------------------
California Hlth. Fac. Fin. Auth.
 Rev., Ser. A
 (cost $10,000)                    VMIG1          3.40         9/01/00            10             10,000
                                                                                           ------------
TOTAL INVESTMENTS  97.8 %
 (COST $115,463,082; NOTE 4)                                                                127,016,900
Other assets in excess of
 liabilities  2.2%                                                                            2,872,671
                                                                                           ------------
NET ASSETS  100%                                                                           $129,889,571
                                                                                           ------------
                                                                                           ------------

                                         See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Portfolio of Investments as of August 31, 2000 Cont'd.
(a) The following abbreviations are used in portfolio descriptions:
   A.M.B.A.C.--American Municipal Bond Assurance Corporation.
   A.M.T.--Alternative Minimum Tax.
   F.G.I.C.--Financial Guaranty Insurance Company.
   G.N.M.A.--Government National Mortgage Association.
   M.B.I.A.--Municipal Bond Insurance Association.
   R.I.B.S.--Residual Interest Bearing Securities.
   S.A.V.R.S.--Select Auction Variable Rate Securities.
(b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c) Indicates a restricted security. The aggregate cost of restricted securities is $2,950,530 and the aggregate value is $3,064,200 which represents approximately 2.4% of net assets.
(d) Standard & Poor's Rating.
(e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Statement of Assets and Liabilities

                                                                  AUGUST 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $115,463,082)                          $ 127,016,900
Cash                                                                      10,451
Receivable for investments sold                                        3,178,920
Interest receivable                                                    1,492,148
Receivable for Series shares sold                                         20,200
Other assets                                                               3,094
                                                                 -----------------
      TOTAL ASSETS                                                   131,721,713
                                                                 -----------------
LIABILITIES
Payable for investments purchased                                        966,350
Payable for Series shares reacquired                                     651,630
Dividends payable                                                         68,274
Management fee payable                                                    55,223
Accrued expenses                                                          44,986
Distribution fee payable                                                  34,669
Deferred trustee's fees                                                   11,010
                                                                 -----------------
      TOTAL LIABILITIES                                                1,832,142
                                                                 -----------------
NET ASSETS                                                         $ 129,889,571
                                                                 -----------------
                                                                 -----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                           $     110,270
   Paid-in capital in excess of par                                  120,043,155
                                                                 -----------------
                                                                     120,153,425
   Accumulated net realized loss on investments                       (1,817,672)
   Net unrealized appreciation on investments                         11,553,818
                                                                 -----------------
Net assets, August 31, 2000                                        $ 129,889,571
                                                                 -----------------
                                                                 -----------------

                                             See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Statement of Assets and Liabilities Con't.

                                                                  AUGUST 31, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($94,775,534 divided by 8,045,400 shares of beneficial interest issued
      and outstanding)                                                    $11.78
   Maximum sales charge (3% of offering price)                               .36
                                                                 -----------------
   Maximum offering price to public                                       $12.14
                                                                 -----------------
                                                                 -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($32,403,283 divided by 2,751,575 shares of beneficial
      interest issued and outstanding)                                     $11.78
                                                                 -----------------
                                                                 -----------------
Class C:
   Net asset value and redemption price per share
      ($1,111,932 divided by 94,421 shares of beneficial
      interest issued and outstanding)                                     $11.78
   Sales charge (1% of offering price)                                        .12
                                                                 -----------------
   Offering price to public                                                $11.90
                                                                 -----------------
                                                                 -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($1,598,822 divided by 135,612 shares of beneficial
      interest issued and outstanding)                                     $11.79
                                                                 -----------------
                                                                 -----------------

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Statement of Operations

                                                                       YEAR
                                                                       ENDED
                                                                  AUGUST 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $ 8,146,703
                                                                 -----------------
Expenses
   Management fee                                                       672,142
   Distribution fee--Class A                                            233,900
   Distribution fee--Class B                                            191,741
   Distribution fee--Class C                                              9,674
   Custodian's fees and expenses                                         75,000
   Reports to shareholders                                               50,000
   Transfer agent's fees and expenses                                    45,000
   Legal fees and expenses                                               21,000
   Registration fees                                                     21,000
   Audit fee                                                             13,000
   Trustees' fees and expenses                                           10,000
   Miscellaneous                                                          5,301
                                                                 -----------------
      TOTAL EXPENSES                                                  1,347,758
Less: Custodian fee credit (Note 1)                                      (1,565)
                                                                 -----------------
    Net expenses                                                      1,346,193
                                                                 -----------------
NET INVESTMENT INCOME                                                 6,800,510
                                                                 -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
   Investment transactions                                              636,560
   Financial futures transactions                                       424,723
                                                                 -----------------
                                                                      1,061,283
                                                                 -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        2,576,103
   Financial futures contracts                                          (87,938)
                                                                 -----------------
                                                                      2,488,165
                                                                 -----------------
Net gain on investments                                               3,549,448
                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $10,349,958
                                                                 -----------------
                                                                 -----------------

                                             See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Statement of Changes in Net Assets

                                                       YEAR                YEAR
                                                       ENDED               ENDED
                                                  AUGUST 31, 2000     AUGUST 31, 1999
-------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                           $   6,800,510       $   7,409,014
   Net realized gain on investment
      transactions                                     1,061,283             324,713
   Net change in unrealized appreciation
      (depreciation) of investments                    2,488,165         (10,186,236)
                                                 -----------------    ---------------
   Net increase (decrease) in net assets
      resulting from operations                       10,349,958          (2,452,509)
                                                 -----------------    ---------------
DIVIDENDS AND DISTRIBUTIONS (NOTE 1)
   Dividends from net investment income
      Class A                                         (4,800,732)         (4,684,010)
      Class B                                         (1,873,857)         (2,591,035)
      Class C                                            (59,842)            (60,435)
      Class Z                                            (66,079)            (73,534)
                                                 -----------------    ---------------
                                                      (6,800,510)         (7,409,014)
                                                 -----------------    ---------------
   Distributions in excess of net investment
      income
      Class A                                            (28,246)                 --
      Class B                                            (12,173)                 --
      Class C                                               (412)                 --
      Class Z                                               (300)                 --
                                                 -----------------    ---------------
                                                         (41,131)                 --
                                                 -----------------    ---------------
SERIES SHARE TRANSACTIONS (NET OF SHARE
   CONVERSIONS) (NOTE 5)
   Net proceeds from shares sold                      13,855,044          18,346,773
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    3,751,457           4,059,444
   Cost of shares reacquired                         (34,664,321)        (24,798,715)
                                                 -----------------    ---------------
   Net decrease in net assets from Series
      share transactions                             (17,057,820)         (2,392,498)
                                                 -----------------    ---------------
Total decrease                                       (13,549,503)        (12,254,021)
NET ASSETS
Beginning of year                                    143,439,074         155,693,095
                                                 -----------------    ---------------
End of year                                        $ 129,889,571       $ 143,439,074
                                                 -----------------    ---------------
                                                 -----------------    ---------------

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Notes to Financial Statements

      Prudential California Municipal Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Series (the "Series") commenced investment operations on September 19, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk by investing in "investment grade" tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1. ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      SECURITIES VALUATIONS:    The Series values municipal securities
(including commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      The Series held illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). The restricted security held by the Series at August 31, 2000 include registration rights under which the Series may demand registration by the issuer. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

      All securities are valued as of 4:15 p.m., New York time.

      FINANCIAL FUTURES CONTRACTS:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin."

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Notes to Financial Statements Cont'd.

Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio of securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      FEDERAL INCOME TAXES:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      DIVIDENDS AND DISTRIBUTIONS:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      CUSTODY FEE CREDITS:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Notes to Financial Statements Cont'd.

      RECLASSIFICATION OF CAPITAL ACCOUNTS:    The Fund accounts and reports for
distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized loss by $41,131 due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Notes to Financial Statements Cont'd.

expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares for the year ended August 31, 2000.
      PIMS has advised the Series that it has received approximately $22,400 and $1,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2000, they received approximately $95,700 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2000.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES
Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $43,600 for the services of PMFS. As of August 31, 2000, approximately $3,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2000 were $33,198,847 and $52,778,813, respectively.

      The cost basis of investments for federal income tax purposes at August 31, 2000 was substantially the same as for financial reporting purposes and, accordingly,

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Notes to Financial Statements Cont'd.

net unrealized appreciation of investments for federal income tax purposes was $11,553,818 (gross unrealized appreciation--$11,834,526; gross unrealized depreciation--$280,708).

      For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 2000 of approximately $1,826,600, of which, $1,823,700 expires in 2003 and $2,900 expires in 2006. Such carryforward is after utilization of approximately $972,100 to offset net taxable gains recognized during the year ended August 31, 2000. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such capital loss carryforward.

NOTE 5. CAPITAL
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

      The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

      Transactions in shares of beneficial interest for the fiscal years ended August 31, 2000 and August 31, 1999 were as follows:


CLASS A                                                         SHARES         AMOUNT
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      637,977    $  7,185,783
Shares issued in reinvestment of dividends and distributions     234,288       2,651,560
Shares reacquired                                             (2,028,431)    (22,902,100)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (1,156,166)    (13,064,757)
Shares issued upon conversion from Class B                     1,087,815      12,320,095
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (68,351)   $   (744,662)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      795,762    $  9,586,464
Shares issued in reinvestment of dividends                       216,108       2,593,281
Shares reacquired                                               (914,438)    (10,998,324)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                      97,432       1,181,421
Shares issued upon conversion from Class B                       541,419       6,534,806
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    638,851    $  7,716,227
                                                              ----------    ------------
                                                              ----------    ------------

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Notes to Financial Statements Cont'd.

CLASS B                                                         SHARES         AMOUNT
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000
Shares sold                                                      367,823    $  4,136,928
Shares issued in reinvestment of dividends and distributions      88,653       1,001,612
Shares reacquired                                               (828,681)     (9,384,778)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (372,205)     (4,246,238)
Shares reacquired upon conversion into Class A                (1,088,264)    (12,320,095)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                 (1,460,469)   $(16,566,333)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      514,171    $  6,183,598
Shares issued in reinvestment of dividends                       114,358       1,373,595
Shares reacquired                                               (952,947)    (11,419,751)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (324,418)     (3,862,558)
Shares reacquired upon conversion into Class A                  (541,523)     (6,534,806)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                   (865,941)   $(10,397,364)
                                                              ----------    ------------
                                                              ----------    ------------
CLASS C
------------------------------------------------------------
Year ended August 31, 2000
Shares sold                                                      138,301    $  1,570,858
Shares issued in reinvestment of dividends and distributions       4,033          45,608
Shares reacquired                                               (174,362)     (1,976,318)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (32,028)   $   (359,852)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                       53,745    $    647,299
Shares issued in reinvestment of dividends                         3,582          42,860
Shares reacquired                                                (33,739)       (402,855)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     23,588    $    287,304
                                                              ----------    ------------
                                                              ----------    ------------
CLASS Z
------------------------------------------------------------
Year ended August 31, 2000
Shares sold                                                       85,546    $    961,475
Shares issued in reinvestment of dividends and distributions       4,641          52,677
Shares reacquired                                                (35,603)       (401,125)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     54,584    $    613,027
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      161,138    $  1,929,412
Shares issued in reinvestment of dividends                         4,138          49,708
Shares reacquired                                               (169,051)     (1,977,785)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     (3,775)   $      1,335
                                                              ----------    ------------
                                                              ----------    ------------

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Financial Highlights

                                                                      Class A
                                                                 -----------------
                                                                    YEAR ENDED
                                                                  AUGUST 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                    $ 11.45
                                                                     --------
Income from investment operations
Net investment income                                                     .58
Net realized and unrealized gain (loss) on investment
transactions                                                              .33
                                                                     --------
   Total from investment operations                                       .91
                                                                     --------
LESS DISTRIBUTIONS
Dividends from net investment income                                     (.58)
Distributions in excess of net investment income                           --(c)
                                                                     --------
   Total distributions                                                   (.58)
                                                                     --------
Net asset value, end of year                                          $ 11.78
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         8.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $94,776
Average net assets (000)                                              $93,560
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              .93%
   Expenses, excluding distribution and service (12b-1) fees              .68%
   Net investment income                                                 5.13%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 25%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

                                             See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Financial Highlights Cont'd.

                                       CLASS A
-------------------------------------------------------------------------------------
                                YEAR ENDED AUGUST 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  12.22             $  11.80             $  11.44             $  11.49
    --------             --------             --------             --------
         .59                  .62                  .65(a)               .65(a)
        (.77)                 .43                  .36                 (.05)
    --------             --------             --------             --------
        (.18)                1.05                 1.01                  .60
    --------             --------             --------             --------
        (.59)                (.62)                (.65)                (.65)
          --                 (.01)                  --(c)                --
    --------             --------             --------             --------
        (.59)                (.63)                (.65)                (.65)
    --------             --------             --------             --------
    $  11.45             $  12.22             $  11.80             $  11.44
    --------             --------             --------             --------
    --------             --------             --------             --------
       (1.56)%               9.13%                9.01%                5.23%
    $ 92,868             $ 91,356             $ 81,535             $ 72,876
    $ 94,868             $ 85,624             $ 78,347             $ 71,119
         .89%                 .78%                 .76%(a)              .81%(a)
         .69%                 .68%                 .66%(a)              .71%(a)
        4.94%                5.18%                5.53%(a)             5.58%(a)
          13%                  11%                  14%                  26%

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Financial Highlights Cont'd.

                                                                      CLASS B
                                                                 -----------------
                                                                    YEAR ENDED
                                                                  AUGUST 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                    $ 11.44
                                                                     --------
Income from investment operations
Net investment income                                                     .56
Net realized and unrealized gain (loss) on investment
transactions                                                              .34
                                                                     --------
   Total from investment operations                                       .90
                                                                     --------
LESS DISTRIBUTIONS
Dividends from net investment income                                     (.56)
Distributions in excess of net investment income                           --(c)
                                                                     --------
   Total distributions                                                   (.56)
                                                                     --------
Net asset value, end of year                                          $ 11.78
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         8.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $32,403
Average net assets (000)                                              $38,348
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.18%
   Expenses, excluding distribution and service (12b-1) fees              .68%
   Net investment income                                                 4.89%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

                                             See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Financial Highlights Cont'd.

                                       CLASS B
-------------------------------------------------------------------------------------
                                YEAR ENDED AUGUST 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  12.22             $  11.80             $  11.43             $  11.49
    --------             --------             --------             --------
         .56                  .58                  .60(a)               .60(a)
        (.78)                 .43                  .37                 (.06)
    --------             --------             --------             --------
        (.22)                1.01                  .97                  .54
    --------             --------             --------             --------
        (.56)                (.58)                (.60)                (.60)
          --                 (.01)                  --(c)                --
    --------             --------             --------             --------
        (.56)                (.59)                (.60)                (.60)
    --------             --------             --------             --------
    $  11.44             $  12.22             $  11.80             $  11.43
    --------             --------             --------             --------
    --------             --------             --------             --------
       (1.94)%               8.70%                8.67%                4.73%
    $ 48,196             $ 62,043             $ 70,093             $ 85,190
    $ 56,041             $ 66,086             $ 75,935             $ 96,525
        1.19%                1.18%                1.16%(a)             1.21%(a)
         .69%                 .68%                 .66%(a)              .71%(a)
        4.62%                4.78%                5.13%(a)             5.18%(a)

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Financial Highlights Cont'd.

                                                                      CLASS C
                                                                 -----------------
                                                                    YEAR ENDED
                                                                  AUGUST 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                    $ 11.44
                                                                     --------
Income from investment operations
Net investment income                                                     .53
Net realized and unrealized gain (loss) on investment
transactions                                                              .34
                                                                     --------
   Total from investment operations                                       .87
                                                                     --------
LESS DISTRIBUTIONS
Dividends from net investment income                                     (.53)
Distributions in excess of net investment income                           --(c)
                                                                     --------
      Total distributions                                                (.53)
                                                                     --------
Net asset value, end of year                                          $ 11.78
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         7.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 1,112
Average net assets (000)                                              $ 1,290
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.43%
   Expenses, excluding distribution and service (12b-1) fees              .68%
   Net investment income                                                 4.64%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

                                             See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Financial Highlights Cont'd.

                                       CLASS C
-------------------------------------------------------------------------------------
                                YEAR ENDED AUGUST 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  12.22             $  11.80             $  11.43             $  11.49
    --------             --------             --------             --------
         .53                  .55                  .57(a)               .57(a)
        (.78)                 .43                  .37                 (.06)
    --------             --------             --------             --------
        (.25)                 .98                  .94                  .51
    --------             --------             --------             --------
        (.53)                (.55)                (.57)                (.57)
          --                 (.01)                  --(c)                --
    --------             --------             --------             --------
        (.53)                (.56)                (.57)                (.57)
    --------             --------             --------             --------
    $  11.44             $  12.22             $  11.80             $  11.43
    --------             --------             --------             --------
    --------             --------             --------             --------
       (2.18)%               8.43%                8.40%                4.47%
    $  1,447             $  1,257             $    334             $    543
    $  1,373             $    689             $    480             $    286
        1.44%                1.43%                1.41%(a)             1.46%(a)
         .69%                 .68%                 .66%(a)              .71%(a)
        4.40%                4.53%                4.88%(a)             4.93%(a)

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Financial Highlights Cont'd.

                                                                      CLASS Z
                                                                 -----------------
                                                                    YEAR ENDED
                                                                  AUGUST 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 11.45
                                                                     --------
Income from investment operations
Net investment income                                                     .61
Net realized and unrealized gain (loss) on investment
transactions                                                              .34
                                                                     --------
   Total from investment operations                                       .95
                                                                     --------
LESS DISTRIBUTIONS
Dividends from net investment income                                     (.61)
Distributions in excess of net investment income                           --(c)
                                                                     --------
   Total distributions                                                   (.61)
                                                                     --------
Net asset value, end of period                                        $ 11.79
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                         8.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 1,599
Average net assets (000)                                              $ 1,231
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              .68%
   Expenses, excluding distribution and service (12b-1) fees              .68%
   Net investment income                                                 5.37%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized.

                                             See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Financial Highlights Cont'd.

                                        CLASS Z
---------------------------------------------------------------------------------------
          YEAR ENDED AUGUST 31,                          SEPTEMBER 18, 1996(d)
------------------------------------------                 THROUGH AUGUST 31,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
    $  12.23                  $  11.81                          $  11.50
----------------          ----------------                    ----------
         .62                       .63                               .64(a)
        (.78)                      .43                               .31
----------------          ----------------                    ----------
        (.16)                     1.06                               .95
----------------          ----------------                    ----------
        (.62)                     (.63)                             (.64)
          --                      (.01)                               --(c)
----------------          ----------------                    ----------
        (.62)                     (.64)                             (.64)
----------------          ----------------                    ----------
    $  11.45                  $  12.23                          $  11.81
----------------          ----------------                    ----------
----------------          ----------------                    ----------
       (1.44)%                    9.24%                             8.35%
    $    928                  $  1,037                          $    710
    $  1,427                  $    847                          $    458
         .69%                      .68%                              .66%(a)/(e)
         .69%                      .68%                              .66%(a)/(e)
        5.15%                     5.28%                             5.35%(a)/(e)

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential California Municipal Fund, California Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Series (the "Fund", one of the portfolios constituting Prudential California Municipal Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $.58 per Class A share, $.56 per Class B share, $.53 per Class C share and $.61 per Class Z share were all federally tax-exempt interest dividends.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Portfolio of Investments as of August 31, 2000

                                     MOODY'S                               PRINCIPAL
                                     RATING        INTEREST     MATURITY   AMOUNT          VALUE
DESCRIPTION (a)                      (UNAUDITED)   RATE         DATE       (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.2%
----------------------------------------------------------------------------------------
Alisal Union Sch. Dist.,
 Cap. Apprec., Ser. C., F.G.I.C.     Aaa           Zero         8/1/19     $    1,615      $    578,670
 Cap. Apprec., Ser. C., F.G.I.C.     Aaa           Zero         8/1/22            675           201,616
Assoc. of Bay Area Govt's. Fin.
 Auth., Cert. of Part., Channing
 House, Ser. A                       NR            7.125%       1/1/21          1,500(f)      1,544,580
Brea Pub. Fin. Auth. Rev., Tax
 Alloc. Redev. Proj., Ser. C         NR            8.10         3/1/21          3,000         3,095,250
Buena Park Cmnty. Redev. Agcy.
 Cent. Bus. Dist. Proj.              NR            7.80         9/1/14          3,325         3,513,261
Calabasas Spec. Tax Ref. Cmnty.
 Facs., Dist. 98-1                   NR            5.75         9/1/28          1,000           948,160
California Cmnty. Dev. Comm., Ref.
 Ser. A                              NR            5.70         8/1/28          2,250         2,144,363
California Edl. Facs. Auth. Rev.,
 Univ. S. California, Ser. A         Aa2           5.00         10/1/28         2,000         1,876,700
California Infrastructure & Econ.
 Dev. Bk. Rev.,
 Scripps Research Institute,
 Ser. A                              A1            5.75         7/1/30          1,500         1,532,640
 Amer.Ctr. for Wine, Food & Arts     A(c)          5.70         12/1/19         2,060         2,104,084
California St. Cmnty. Cap. Apprec.
 Cmnty. Facs.,Dist. No. 97-1         NR            Zero         9/1/22          4,440         1,043,888
California St. Edl. Facs. Auth.
 Rev., Chapman College               Baa2          7.50         1/1/18            600(f)        618,756
Carson City Ltd. Oblig. Impvt.
 Rev., Assmt. Dist.                  NR            7.375        9/2/22          2,310         2,447,884
Chula Vista Cmnty. Redev. Agcy.,
 Ref. Tax Alloc. Sr. Bayfront,
 Ser. A                              BBB+(c)       7.625        9/1/24          2,500         2,769,950
 Ref. Tax Alloc. Sub. Bayfront,
 Ser. C                              NR            8.25         5/1/24          2,500         2,791,800

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     MOODY'S                               PRINCIPAL
                                     RATING        INTEREST     MATURITY   AMOUNT          VALUE
DESCRIPTION (a)                      (UNAUDITED)   RATE         DATE       (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------
Chula Vista Spec. Tax Cmnty.
 Facs., Dist. No. 97-3               NR            6.05%        9/1/29     $    2,765      $  2,765,000
Corona Cert. of Part., Vista Hosp.
 Sys., Inc., Ser. C                  NR            8.375        7/1/11          2,000(e)        800,360
Davis Pub. Facs. Fin. Auth., Mace
 Ranch, Ser. A                       NR            6.60         9/1/25          1,375         1,429,409
Delano Cert. of Part., Reg. Med.
 Ctr., Ser. 92-A                     AAA(c)        9.25         1/1/22          2,810(f)      3,160,407
East Palo Alto San. Dist., Cert.
 of Part.                            NR            8.25         10/1/15           500           510,960
El Dorado Cnty., Spec. Tax,
 Cmnty. Facs., Dist. No. 92-1        NR            6.125        9/1/16          1,000         1,001,190
 Cmnty. Facs., Dist. No. 92-1        NR            6.25         9/1/29          2,990         2,990,000
El Dorado Hills Dev., Cmnty.
 Facs., Dist. No. 92-1               NR            8.25         9/1/24          1,945(f)      2,269,154
Fairfield Pub. Fin. Auth. Rev.,
 Fairfield Redev. Proj., Ser. A      NR            7.90         8/1/21          2,500(f)      2,636,150
Folsom Spec. Tax,
 Cmnty. Facs., Dist. No. 10          NR            6.875        9/1/19          2,000         2,115,500
 Cmnty. Facs., Dist. No. 7           NR            6.00         9/1/24          2,500         2,459,425
Fontana Pub. Fin. Auth., N.
 Fontana Tax Alloc. Rev.             NR            7.65         12/1/09         1,575(f)      1,674,194
Fontana Redev. Agcy. Tax Alloc.,
 Ref. Jurupa Hills Redev. Proj. A    BBB+(c)       5.60         10/1/27         1,595         1,516,143
Foothill/Eastern Trans. Corr.
 Agcy.,
 Conv. Cap. Apprec., Ser. A          Aaa           Zero         1/1/13          4,750(f)      4,309,390
 Conv. Cap. Apprec.                  Baa3          Zero         1/15/26         4,800         2,750,736
 Conv. Cap. Apprec.                  Baa3          Zero         1/15/28         4,890         2,775,906
 Toll Rd., Ser. A                    Aaa           Zero         1/1/20         10,000         3,483,200
Gateway Impvt. Auth. Rev., Marine
 City Cmnty. Facs. Dist. & Redev.    NR            7.75         9/1/25          2,100(f)      2,478,693
Golden West Sch. Fin. Auth.,
 California Rev. Cap. Apprec.
 Ref., Ser. A                        Aaa           Zero         2/1/19          2,110           775,425
Irvine Impvt. Bond Act of 1915,
 Assmt. Dist. No. 87-8 Grp.          NR            6.00         9/2/24          3,000         2,988,660
 Assmt. Dist. No. 94-13              NR            6.00         9/2/22          1,000         1,000,000

                                              See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     MOODY'S                               PRINCIPAL
                                     RATING        INTEREST     MATURITY   AMOUNT          VALUE
DESCRIPTION (a)                      (UNAUDITED)   RATE         DATE       (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------
Kings Cnty. Wst. Mgmt. Auth.,
 Solid Wst. Rev., A.M.T.             BBB(c)        7.20%        10/1/14    $    1,200      $  1,294,320
La Mesa Impvt. Bond Act of 1915,
 Ltd. Oblig., Dist. No. 98-1         NR            5.75         9/2/23          1,000           955,840
La Mirada Redev. Agcy. Spec. Tax,
 Ref. Cmnty. Fac., Dist. No. 89-1    NR            5.70         10/1/20         1,000           946,460
La Quinta Redev. Agcy.,
 Proj. Area No. 1, M.B.I.A.          Aaa           7.30         9/1/10          1,000         1,234,140
 Tax Alloc. Ref. Proj. No.1,
 M.B.I.A.                            Aaa           7.30         9/1/11          1,000         1,239,860
Lincoln Impvt. Bond Act of 1915,
 Pub. Fin. Auth., Twelve Bridges     NR            6.20         9/2/25          2,980         2,996,509
Long Beach Hbr. Rev.,
 Ref. Ser. A., A.M.T., F.G.I.C.      Aaa           6.00         5/15/17         5,000         5,471,850
 Ref. Ser. A., A.M.T., F.G.I.C.      Aaa           6.00         5/15/19         3,000         3,258,210
Long Beach Redev. Agcy. Hsg.,
 Multifamily Hsg. Rev., Pacific
 Ct. Apts., Ser. B                   NR            Zero         9/1/13          1,000(e)        620,000
 Multifamily Hsg. Rev., Pacific
 Ct. Apts., Ser. B                   NR            Zero         9/1/23          1,500(e)        930,000
Los Angeles Cmnty. Redev. Agy.
 Sys. Rev., Cinerama Dome Pub.Pkg.
 Proj.                               A(c)          5.75         7/1/26          3,000         2,999,730
Los Angeles Cmnty. Facs., Dist.
 No. 5, Rowland Heights Area         NR            7.25         9/1/19          1,500(f)      1,697,595
Lynwood Pub. Fin. Auth. Rev., Wtr.
 Sys. Impvt. Proj.                   BBB(c)        6.50         6/1/21          1,500         1,552,710
Met. Wtr. Dist. of Southern
 California, Waterworks Rev.,
 Linked S.A.V.R.S. & R.I.B.S.        Aa2           5.75         8/14/18         1,000         1,063,630
Mojave Desert & Mtn. Solid Waste,
 Victor Valley Nat'l. Recov.
 Facs., A.M.T.                       Baa1          7.875        6/1/20          1,175         1,254,125

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     MOODY'S                               PRINCIPAL
                                     RATING        INTEREST     MATURITY   AMOUNT          VALUE
DESCRIPTION (a)                      (UNAUDITED)   RATE         DATE       (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------
Montebello Unified Sch. Dist.,
 Cap. Apprec., F.G.I.C.              Aaa           Zero         8/1/18     $    2,195      $    839,061
 Cap. Apprec., F.G.I.C.              Aaa           Zero         8/1/19          2,250           806,197
 Cap. Apprec., F.G.I.C.              Aaa           Zero         8/1/20          2,300           776,066
Morgan Hill Unified Sch. Dist.       Aaa           5.75%        8/1/18          1,000         1,060,730
Norco Spec.Tax Cmnty. Facs., Dist.
 No. 97-1                            NR            7.10         10/1/30         1,320         1,387,069
Ontario California Impvt. Bond Act
 of 1915, Assmt. Dist. 100C, Com.
 Ctr. III                            NR            8.00         9/2/11          1,050         1,093,596
Orange Cnty. Cmnty. Facs. Dist.,
 Spec. Tax Rev., No. 88-1, Aliso
 Viejo, Ser. A                       AAA           7.15(c)      8/15/06           805(f)        867,283
Orange Cnty. Loc. Trans. Auth.,
 Sales Tax Rev., Linked S.A.V.R.S.
 & R.I.B.S., A.M.B.A.C.              Aaa           6.20         2/14/11        10,000        11,253,200
 Spec. Tax Rev., Linked S.A.V.R.S.
 & R.I.B.S.                          Aa3           7.604(d)     2/14/11           750           910,312
Perris Sch. Dist., Cert. of Part.,
 Cap. Proj.                          NR            7.75         3/1/21          1,500(f)      1,557,360
Pico Rivera California Wtr. Auth.
 Rev., Wtr. Sys. Proj. Ser. A,
 M.B.I.A.                            Aaa           5.50         5/1/29          4,000         4,075,320
Pittsburg California Redev. Agcy.
 Tax Alloc., Ext. Spec. Redem.,
 Los Medanos, F.S.A.                 Aaa           5.80         8/1/34          2,700         2,816,856
 Los Medanos Cmnty. Dev. Proj.,
 A.M.B.A.C.                          Aaa           Zero         8/1/26          1,375           323,661
 Los Medanos Cmnty. Dev. Proj.,
 A.M.B.A.C.                          Aaa           Zero         8/1/30          4,145           775,944
Placentia Pub. Fin. Auth., Spec.
 Tax Rev., Ser. B                    NR            6.60         9/1/15          1,500         1,536,165
Poway Cmnty. Facs., Dist. No.
 88-1, Parkway Bus. Ctr.             NR            6.75         8/1/15          1,000         1,069,490

                                             See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     MOODY'S                               PRINCIPAL
                                     RATING        INTEREST     MATURITY   AMOUNT          VALUE
DESCRIPTION (a)                      (UNAUDITED)   RATE         DATE       (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth, Rites,
 PA 642A, M.B.I.A.                   NR            7.497%(d)    7/1/10     $    1,000      $  1,195,130
Puerto Rico Indl. Tourist Edl.
 Med. & Environmental Clt. Facs.,
 Cogen Fac., A.M.T.                  Baa2          6.625        6/1/26          3,750         3,909,112
Puerto Rico Pub. Bldgs. Auth.,
 Gtd. Pub. Ed. & Hlth. Facs.,
 Ser. J                              Baa1          Zero         7/1/06          1,605         1,230,297
Redding Elec. Sys. Rev.,
 Linked S.A.V.R.S. & R.I.B.S.,
 M.B.I.A.                            Aaa           6.368        7/1/22             50            54,854
 Cert. of Part., M.B.I.A.            Aaa           8.457(d)     7/1/22          1,850         2,208,437
Richmond Redev. Agcy. Tax Alloc.,
 Cap. Apprec. Ref. Harbor, Ser.
 B., M.B.I.A.                        Aaa           Zero         7/1/20          1,150           389,045
 Cap. Apprec. Ref. Harbor, Ser.
 B., M.B.I.A.                        Aaa           Zero         7/1/21          1,150           366,126
 Multifamily Hsg., Bridge
 Affordable Hsg.                     NR            7.50         9/1/23          2,500         2,542,100
Rio Vista Impvt. Bond Act of 1915,
 Assmt. Dist. No. 96-1, River View
 Pt.                                 NR            7.50         9/2/22          1,940         2,088,371
Riverside Unified Sch. Dist. Spec.
 Tax,
 Cmnty. Facs. Dist. No. 7, Ser. A    NR            6.90         9/1/20          1,320         1,389,854
 Cmnty. Facs. Dist. No. 7, Ser. A    NR            7.00         9/1/30          1,000         1,051,440
Riverside Cnty. Cert. of Part.,
 Air Force Village West              NR            8.125        6/15/20         3,000(f)      3,262,170
Rocklin Stanford Ranch Cmnty.,
 Spec.Tax Facs., Dist. No. 3         NR            8.10         11/1/15         1,000(f)      1,026,590
Rocklin Unified Sch. Dist., Gen.
 Oblig.,
 Cap. Apprec., Ser. C, M.B.I.A.      Aaa           Zero         8/1/12          1,110           624,153
 Cap. Apprec., Ser. C, M.B.I.A.      Aaa           Zero         8/1/13          1,165           615,586
 Cap. Apprec., Ser. C, M.B.I.A.      Aaa           Zero         8/1/14          1,220           604,498
 Cap. Apprec., Ser. C, M.B.I.A.      Aaa           Zero         8/1/15          1,285           596,638
 Cap. Apprec., Ser. C, M.B.I.A.      Aaa           Zero         8/1/16          1,400           608,888

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     MOODY'S                               PRINCIPAL
                                     RATING        INTEREST     MATURITY   AMOUNT          VALUE
DESCRIPTION (a)                      (UNAUDITED)   RATE         DATE       (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------
Roseville California Spec. Tax,
 Highland Cmnty. Fac., Dist.
 No. 1                               NR            6.30%        9/1/25     $    1,900      $  1,910,773
 Ref. N. Central Cmnty., Dist.
 No. 1                               NR            5.80         9/1/17          2,500         2,457,625
Sacramento City Fin. Auth.,
 Cap. Apprec., Tax Alloc. Comb.
 Proj., Ser. B, M.B.I.A.             Aaa           Zero         11/1/16         5,700         2,446,839
 Cap. Apprec., Tax Alloc. Comb.
 Proj., Ser. B, M.B.I.A.             Aaa           Zero         11/1/17         5,695         2,293,092
Sacramento Cnty. Spec. Tax Rev.,
 Dist. No. 1, Laguna Creek Ranch     NR            5.70         12/1/20         1,410         1,349,821
 Dist. No. 1, Laguna Creek Ranch     NR            8.25         12/1/20         1,000(f)      1,030,070
Sacramento Impvt. Bond Act of
 1915, Willowcreek II, Assmt.
 Dist., No.96-1                      NR            6.70         9/2/22          2,495         2,577,460
Sacramento Spec. Purpose Facs.,
 Y.M.C.A. of Sacramento              NR            7.25         12/1/18         2,060         2,158,674
San Bernardino Cnty., Cert. of
 Part., Med. Ctr. Fin. Proj.,
 M.B.I.A.                            Aaa           5.50         08/1/22         4,540         4,680,558
San Bruno Park Sch. Dist.,
 Cap. Apprec., F.S.A.                Aaa           Zero         8/1/20          1,275           430,211
 Cap. Apprec., F.S.A.                Aaa           Zero         8/1/21          1,220           387,423
 Cap. Apprec., F.S.A.                Aaa           Zero         8/1/22          1,080           322,585
San Diego Spec. Tax, Cmnty. Facs.,
 Dist. No. 1, Ser. B                 NR            7.10         9/1/20          2,000(f)      2,302,400
San Francisco City & Cnty.,
 Redev. Agcy., Lease Rev.            A1            Zero         7/1/06          1,500         1,156,395
 Redev. Agcy., Lease Rev.            A1            Zero         7/1/07          2,250         1,654,493
San Joaquin Hills Trans. Corridor
 Agcy.,
 Toll Rd. Rev.                       Aaa           Zero         1/1/11          2,000         1,228,800
 Toll Rd. Rev.                       Aaa           Zero         1/1/22         15,000         4,626,900

                                             See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     MOODY'S                               PRINCIPAL
                                     RATING        INTEREST     MATURITY   AMOUNT          VALUE
DESCRIPTION (a)                      (UNAUDITED)   RATE         DATE       (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------
 Toll Rd. Rev., Cap. Apprec. Ref.,
 Ser. A, M.B.I.A.                    Aaa           Zero         1/15/26    $    7,000      $  1,677,760
 Toll Rd. Rev.                       Aaa           5.00%        1/1/33          1,000           939,080
San Jose Multifamily Hsg. Rev.,
 Sixth & Martha Family Apts.,
 A.M.T., F.N.M.A.                    AAA(c)        5.875        3/1/33          1,400         1,408,134
San Jose Unified Sch. Dist., Santa
 Clara,
 Gen. Oblig., Ser. A., F.G.I.C.      Aaa           Zero         8/1/16          2,630         1,143,839
 Gen. Oblig., Ser. A., F.G.I.C.      Aaa           Zero         8/1/18          2,765         1,056,949
 Gen. Oblig., Ser. A., F.G.I.C.      Aaa           Zero         8/1/19          2,835         1,015,809
San Leandro Cmnty. Facs., Spec.
 Tax, Dist. No. 001                  NR            6.50         9/1/25          2,160         2,172,614
San Luis Obispo, Certs. of Part.,
 Vista Hosp. Sys.                    NR            8.375        7/1/29          1,000(e)        400,190
San Marino Unified Sch. Dist.,
 General Oblig., Ser. A              AA(c)         5.25         7/1/19          1,840         1,866,330
 General Oblig., Ser. A              AA(c)         5.00         6/1/23          1,500         1,440,795
Santa Margarita, Dana Point Rites,
 PA Ser. 644G, M.B.I.A.              NR            13.827(d)    8/1/14            330           576,032
 PA Ser. 644B, M.B.I.A.              NR            13.827(d)    8/1/09            305           502,460
Santa Margarita Wtr. Dist. Spec.
 Tax,
 Cmnty Fac., Dist. No. 99-1          NR            6.20         9/1/20          2,000         2,038,320
 Cmnty Fac., Dist. No. 99-1          NR            6.25         9/1/29          2,000         2,031,800
Santa Rosa Impvt. Bond Act of
 1915, Ref. Fountaingrove Parkway    NR            5.70         9/2/19          1,000           961,000
South Orange Cnty., Pub. Fin.
 Auth., Spec. Tax Rev., M.B.I.A.     Aaa           7.00         9/1/10          2,535         3,068,187
South San Francisco Redev. Agcy.,
 Tax Alloc., Gateway Redev. Proj.    NR            7.60         9/1/18          2,375(f)      2,581,174
South Tahoe Joint Pwrs. Fin. Ref.,
 Redev. Proj., Ser. A                BBB-(c)       5.375        10/1/30         1,500         1,364,265

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     MOODY'S                               PRINCIPAL
                                     RATING        INTEREST     MATURITY   AMOUNT          VALUE
DESCRIPTION (a)                      (UNAUDITED)   RATE         DATE       (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------
Southern California Pub. Pwr.
 Auth.,
 Proj. Rev.                          A2            6.75%        7/1/10     $    6,250      $  7,308,250
 Proj. Rev.                          A2            6.75         7/1/13          3,000         3,514,440
 Proj. Rev., A.M.B.A.C.              Aaa           Zero         7/1/16          8,400         3,714,816
Stockton Cmnty. Facs., Dist. No.
 90-2, Brookside Estates             NR            6.20         8/1/15          1,050         1,078,392
Sulphur Springs Unified Sch.
 Dist., Ser. A, M.B.I.A.             Aaa           Zero         9/1/11          3,000         1,786,170
Temecula Valley Unified Sch.
 Dist., Cmnty. Facs., Spec. Tax,
 Dist. No. 89-1                      NR            8.60         9/1/17          2,600         2,684,786
Tustin Unified Sch. Dist.,
 Bond Anticipation Notes, Cmnty.
 Facs., Dist. No. 97-1               NR            6.10         9/1/02          1,000         1,000,560
 Spec. Tax, Cmnty.
 Facs., Dist. No. 97-1               NR            6.375        9/1/35          1,500         1,512,240
Vacaville Cmnty. Redev. Agcy.,
 Multifamily Hsg. Rev.               NR            7.375        11/1/14         1,110(f)      1,266,144
Vallejo Cert. of Part., Touro
 Univ.                               Baa           7.375        6/1/29          2,500         2,562,025
Ventura California Port Dist.,
 Cert. of Part.                      NR            6.375        8/1/28          4,000         4,040,680
Victor Valley,
 Union H.S. Dist., M.B.I.A.          Aaa           Zero         9/1/17          4,500         1,852,380
 Union H.S. Dist., M.B.I.A.          Aaa           Zero         9/1/19          5,450         1,972,954
 Union H.S. Dist., M.B.I.A.          Aaa           Zero         9/1/20          5,850         1,995,786
Virgin Islands Territory, Hugo
 Ins. Claims Fund Proj., Ser. 91     NR            7.75         10/1/06           785(f)        821,189
West Contra Costa Unified Sch.
 Dist., Cert. of Part.               Baa3          6.875        1/1/09          1,015         1,096,982
                                                                                           ------------
Total long-term investments (cost
 $238,903,209)                                                                             $252,994,733
                                                                                           ------------

                                             See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                     MOODY'S                               PRINCIPAL
                                     RATING        INTEREST     MATURITY   AMOUNT          VALUE
DESCRIPTION (a)                      (UNAUDITED)   RATE         DATE       (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  1.0%
Bear Stearns Municipal Secs. Trust
 Ctfs., Ser. 00-95, Class A,
 F.R.D.D.                            A-1(c)        3.90%        9/1/00     $    2,600      $  2,600,000
California Hlth. Facs. Fin. Auth.
 Rev., Var. Ind. Hosp. Adventist,
 Ser. C, F.R.D.D.                    VMIG1         3.40         9/1/00             60            60,000
                                                                                           ------------
Total short-term investments (cost
 $2,660,000)                                                                               $  2,660,000
                                                                                           ------------
TOTAL INVESTMENTS  98.2%
 (COST $241,563,209; NOTE 4)                                                                255,654,733
Other assets in excess of
 liabilities  1.8%                                                                            4,723,376
                                                                                           ------------
NET ASSETS  100%                                                                           $260,378,109
                                                                                           ------------
                                                                                           ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.D.D.--Floating Rate (Daily) Demand Notes (b)
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    R.I.B.S.--Residual Interest Bearing Securities.
    S.A.V.R.S.--Select Auction Variable Rate Securities.
    Y.M.C.A.--Young Mens Christian Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Issue in default on interest payment, non-income producing security.
(f) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Statement of Assets and Liabilities

                                                                   AUGUST 31, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $241,563,209)                           $ 255,654,733
Cash                                                                    1,480,048
Interest receivable                                                     3,860,335
Receivable for investments sold                                         1,937,850
Receivable for Series shares sold                                         204,486
Other assets                                                                4,527
                                                                   ---------------
      TOTAL ASSETS                                                    263,141,979
                                                                   ---------------
LIABILITIES
Payable for investments purchased                                       1,932,700
Payable for Series shares reacquired                                      424,041
Dividends payable                                                         129,848
Management fee payable                                                    109,522
Accrued expenses                                                           82,144
Distribution fee payable                                                   74,209
Deferred trustee's fees                                                    11,406
                                                                   ---------------
      TOTAL LIABILITIES                                                 2,763,870
                                                                   ---------------
NET ASSETS                                                          $ 260,378,109
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     244,149
   Paid-in capital in excess of par                                   250,653,961
                                                                   ---------------
                                                                      250,898,110
   Accumulated net realized loss on investments                        (4,611,525)
   Net unrealized appreciation on investments                          14,091,524
                                                                   ---------------
Net assets, August 31, 2000                                         $ 260,378,109
                                                                   ---------------
                                                                   ---------------

                                             See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Statement of Assets and Liabilities Cont'd.

                                                                   AUGUST 31, 2000
----------------------------------------------------------------------------------------

Class A:
   Net asset value and redemption price per share ($167,152,548 divided by 15,673,459 shares of beneficial interest issued
      and outstanding)                                                     $10.66
   Maximum sales charge (3% of offering price)                                .33
                                                                   ---------------
   Maximum offering price to public                                        $10.99
                                                                   ---------------
                                                                   ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($80,580,224 divided by 7,555,173 shares of
      beneficial interest issued and outstanding)                          $10.67
                                                                   ---------------
                                                                   ---------------
Class C:
   Net asset value and redemption price per share ($8,309,390 divided by 779,090 shares of beneficial interest issued
      and outstanding)                                                     $10.67
   Sales charge (1% of offering price)                                        .11
                                                                   ---------------
   Offering price to public                                                $10.78
                                                                   ---------------
                                                                   ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($4,335,947 / 407,205 shares of beneficial interest
      issued and outstanding)                                              $10.65
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Statement of Operations

                                                                        YEAR
                                                                        ENDED
                                                                   AUGUST 31, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $  15,989,770
                                                                   ---------------
Expenses
   Management fee                                                       1,318,663
   Distribution fee--Class A                                              429,221
   Distribution fee--Class B                                              393,715
   Distribution fee--Class C                                               67,660
   Custodian's fees and expenses                                           91,000
   Transfer agent's fees and expenses                                      56,000
   Reports to shareholders                                                 45,000
   Registration fees                                                       39,000
   Legal fees and expenses                                                 25,000
   Audit fees and expenses                                                 13,000
   Trustees' fees and expenses                                             11,000
   Miscellaneous                                                            7,152
                                                                   ---------------
      TOTAL EXPENSES                                                    2,496,411
Custodian fee credit (Note 1)                                              (8,903)
                                                                   ---------------
   Net expenses                                                         2,487,508
                                                                   ---------------
NET INVESTMENT INCOME                                                  13,502,262
                                                                   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                             (1,610,894)
   Financial futures transactions                                         912,868
                                                                   ---------------
                                                                         (698,026)
                                                                   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                          4,511,933
   Financial futures contracts                                           (156,625)
                                                                   ---------------
                                                                        4,355,308
                                                                   ---------------
Net gain on investments                                                 3,657,282
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  17,159,544
                                                                   ---------------
                                                                   ---------------

                                              See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Statement of Changes in Net Assets

                                                       YEAR               YEAR
                                                       ENDED              ENDED
                                                  AUGUST 31, 2000    AUGUST 31, 1999
------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment income                           $  13,502,262      $  14,041,421
   Net realized loss on investment transactions         (698,026)          (825,958)
   Net change in unrealized appreciation
      (depreciation) on investments                    4,355,308        (17,810,023)
                                                  ---------------    ---------------
   Net increase (decrease) in net assets
      resulting from operations                       17,159,544         (4,594,560)
                                                  ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS (NOTE 1):
   Dividends from net investment income
      Class A                                         (8,940,906)        (9,496,580)
      Class B                                         (3,903,458)        (3,882,376)
      Class C                                           (424,644)          (413,457)
      Class Z                                           (233,254)          (249,008)
                                                  ---------------    ---------------
                                                     (13,502,262)       (14,041,421)
                                                  ---------------    ---------------
   Distributions in excess of net investment
      income
      Class A                                            (29,079)                --
      Class B                                            (12,950)                --
      Class C                                             (1,428)                --
      Class Z                                               (623)                --
                                                  ---------------    ---------------
                                                         (44,080)                --
                                                  ---------------    ---------------
SERIES SHARE TRANSACTIONS (NET OF SHARE
   CONVERSIONS) (NOTE 5):
   Net proceeds from shares sold                      64,974,467         92,907,502
   Net asset value of shares issued to
      shareholders in reinvestment of dividends
      and distributions                                6,255,584          6,830,426
   Cost of shares reacquired                         (98,900,936)       (59,179,182)
                                                  ---------------    ---------------
   Net increase (decrease) in net assets from
      Series share transactions                      (27,670,885)        40,558,746
                                                  ---------------    ---------------
Total increase (decrease)                            (24,057,683)        21,922,765
NET ASSETS
Beginning of year                                    284,435,792        262,513,027
                                                  ---------------    ---------------
End of year                                        $ 260,378,109      $ 284,435,792
                                                  ---------------    ---------------
                                                  ---------------    ---------------

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Notes to Financial Statements

      Prudential California Municipal Fund (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Income Series (the "Series") commenced investment operations on December 3, 1990. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in nonrated securities which are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in California or in a specific industry or region.

NOTE 1. ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund and the Series in preparation of its financial statements.

      SECURITY VALUATIONS:    The Series values municipal securities (including
commitments to purchase such securities on a "when-issued" basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:15 p.m., New York time.

      FINANCIAL FUTURES CONTRACTS:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Notes to Financial Statements Cont'd.

loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures transactions.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      OPTIONS:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Notes to Financial Statements Cont'd.

of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      FEDERAL INCOME TAXES:    For federal income tax purposes, each series in
the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      DIVIDENDS AND DISTRIBUTIONS:    The Series declares daily dividends from
net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      CUSTODY FEE CREDITS:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

      RECLASSIFICATION OF CAPITAL ACCOUNTS:    The Fund accounts for and reports
distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized loss by $44,080 due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2. AGREEMENTS
The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have reponsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Notes to Financial Statements Cont'd.

pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.

      PIMS has advised the Series that it received approximately $123,000 and $11,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended August 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

      PIMS has advised the Series that for the year ended August 31, 2000, it received approximately $281,500 and $7,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Notes to Financial Statements Cont'd.

alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended August 31, 2000.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES
Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $50,000 for the services of PMFS. As of August 31, 2000 approximately $3,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 2000 were $86,897,914 and $120,720,585, respectively.

      The United States federal income tax cost basis of the Fund's investments as of August 31, 2000 was $241,734,504 and accordingly, net unrealized appreciation on investments for federal income tax purposes was $13,920,228 (gross unrealized appreciation--$17,583,998; gross unrealized depreciation--$3,663,770).

      For federal income tax purposes, the Series has a capital loss carryforward at August 31, 2000 of approximately $3,408,000 of which $1,520,900 expires in 2003, $975,700 expires in 2004 and $911,400 expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount.

      For federal income tax purposes, the Series will elect to treat net capital losses of $933,900 incurred in the ten month period ended August 31, 2000 as being incurred in the next year.

NOTE 5. CAPITAL
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Notes to Financial Statements Cont'd.

B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

      The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

      Transactions in shares of beneficial interest for the years ended August 31, 2000 and August 31, 1999 were as follows:

CLASS A                                                         SHARES         AMOUNT
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                    4,664,081    $ 47,656,875
Shares issued in reinvestment of dividends                       398,989       4,096,741
Shares reacquired                                             (7,048,893)    (72,195,003)
                                                              ----------    ------------
Net decrease in shares outstanding before conversion          (1,985,823)    (20,441,387)
Shares issued upon conversion from Class B                       158,801       1,630,903
                                                              ----------    ------------
Net decrease in shares outstanding                            (1,827,022)   $(18,810,484)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                    4,622,707      50,892,275
Shares issued in reinvestment of dividends                       417,857       4,593,136
Shares reacquired                                             (3,868,964)    (42,458,852)
                                                              ----------    ------------
Net increase in shares outstanding before conversion           1,171,600      13,026,559
Shares issued upon conversion from Class B                       109,917       1,217,865
                                                              ----------    ------------
Net increase in shares outstanding                             1,281,517    $ 14,244,424
                                                              ----------    ------------
                                                              ----------    ------------
CLASS B
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                    1,303,211    $ 13,414,428
Shares issued in reinvestment of dividends                       167,619       1,720,710
Shares reacquired                                             (1,815,491)    (18,615,231)
                                                              ----------    ------------
Net decrease in shares outstanding before conversion            (344,661)     (3,480,093)
Shares reacquired upon conversion into Class A                  (158,801)     (1,630,903)
                                                              ----------    ------------
Net decrease in shares outstanding                              (503,462)   $ (5,110,996)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                    2,701,343    $ 29,886,200
Shares issued in reinvestment of dividends                       160,200       1,758,724
Shares reacquired                                               (995,244)    (10,928,291)
                                                              ----------    ------------
Net increase in shares outstanding before conversion           1,866,299      20,716,633
Shares reacquired upon conversion into Class A                  (109,917)     (1,217,865)
                                                              ----------    ------------
Net increase in shares outstanding                             1,756,382    $ 19,498,768
                                                              ----------    ------------
                                                              ----------    ------------

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Notes to Financial Statements Cont'd.


CLASS C                                                         SHARES         AMOUNT
------------------------------------------------------------  ----------    ------------
Year ended August 31, 2000:
Shares sold                                                      151,693    $  1,563,439
Shares issued in reinvestment of dividends                        28,025         287,690
Shares reacquired                                               (434,581)     (4,447,901)
                                                              ----------    ------------
Net decrease in shares outstanding                              (254,683)   $ (2,596,772)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      696,989    $  7,705,871
Shares issued in reinvestment of dividends                        26,026         285,305
Shares reacquired                                               (221,550)     (2,436,064)
                                                              ----------    ------------
Net increase in shares outstanding                               501,465    $  5,555,112
                                                              ----------    ------------
                                                              ----------    ------------
CLASS Z
------------------------------------------------------------
Year ended August 31, 2000:
Shares sold                                                      230,133    $  2,339,725
Shares issued in reinvestment of dividends                        14,647         150,443
Shares reacquired                                               (357,044)     (3,642,801)
                                                              ----------    ------------
Net decrease in shares outstanding                              (112,264)   $ (1,152,633)
                                                              ----------    ------------
Year ended August 31, 1999:
Shares sold                                                      405,701    $  4,423,156
Shares issued in reinvestment of dividends                        17,560         193,261
Shares reacquired                                               (306,708)     (3,355,975)
                                                              ----------    ------------
Net increase in shares outstanding                               116,553    $  1,260,442
                                                              ----------    ------------
                                                              ----------    ------------

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Financial Highlights

                                                                       CLASS A
                                                                   ---------------
                                                                     YEAR ENDED
                                                                   AUGUST 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                    $   10.49
                                                                   ---------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                       .54
Net realized and unrealized gain (loss) on investment
transactions                                                                .17
                                                                   ---------------
      Total from investment operations                                      .71
                                                                   ---------------
LESS DISTRIBUTIONS
Dividends from net investment income                                       (.54)
Distributions in excess of net investment income                             --(c)
                                                                   ---------------
      Total distributions                                                  (.54)
                                                                   ---------------
Net asset value, end of year                                          $   10.66
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                           7.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 167,153
Average net assets (000)                                              $ 171,688
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .86%
   Expenses, excluding distribution and service (12b-1) fees                .61%
   Net investment income                                                   5.21%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                   34%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

                                              See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Financial Highlights Cont'd.

                                       CLASS A
-------------------------------------------------------------------------------------
                                YEAR ENDED AUGUST 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.19             $  10.71             $  10.33             $  10.28
----------------     ----------------     ----------------     ----------------
         .56(a)               .59(a)               .60(a)               .63(a)
        (.70)                 .49                  .38                  .05
----------------     ----------------     ----------------     ----------------
        (.14)                1.08                  .98                  .68
----------------     ----------------     ----------------     ----------------
        (.56)                (.59)                (.60)                (.63)
          --                 (.01)                  --(c)                --
----------------     ----------------     ----------------     ----------------
        (.56)                (.60)                (.60)                (.63)
----------------     ----------------     ----------------     ----------------
    $  10.49             $  11.19             $  10.71             $  10.33
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       (1.37)%              10.31%                9.72%                6.67%
    $183,593             $181,512             $156,684             $153,236
    $187,106             $165,771             $153,019             $161,420
         .76%(a)              .68%(a)              .73%(a)              .50%(a)
         .56%(a)              .58%(a)              .63%(a)              .40%(a)
        5.03%(a)             5.39%(a)             5.66%(a)             6.01%(a)
          23%                  10%                  16%                  22%

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Financial Highlights Cont'd.

                                                                       CLASS B
                                                                   ---------------
                                                                     Year Ended
                                                                   August 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                     $ 10.49
                                                                   ---------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      .51
Net realized and unrealized gain (loss) on investment
transactions                                                               .18
                                                                   ---------------
      Total from investment operations                                     .69
                                                                   ---------------
LESS DISTRIBUTIONS
Dividends from net investment income                                      (.51)
Distributions in excess of net investment income                            --(c)
                                                                   ---------------
      Total distributions                                                 (.51)
                                                                   ---------------
Net asset value, end of year                                           $ 10.67
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(b):                                                          6.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $80,580
Average net assets (000)                                               $78,743
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.11%
   Expenses, excluding distribution and service (12b-1) fees               .61%
   Net investment income                                                  4.96%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

                                              See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Financial Highlights Cont'd.

                                       CLASS B
-------------------------------------------------------------------------------------
                                YEAR ENDED AUGUST 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.19             $  10.71             $  10.33             $  10.28
    --------             --------             --------             --------
         .53(a)               .55(a)               .55(a)               .59(a)
        (.70)                 .49                  .38                  .05
    --------             --------             --------             --------
        (.17)                1.04                  .93                  .64
    --------             --------             --------             --------
        (.53)                (.55)                (.55)                (.59)
          --                 (.01)                  --(c)                --
    --------             --------             --------             --------
        (.53)                (.56)                (.55)                (.59)
    --------             --------             --------             --------
    $  10.49             $  11.19             $  10.71             $  10.33
    --------             --------             --------             --------
    --------             --------             --------             --------
       (1.67)%               9.87%                9.28%                6.25%
    $ 84,546             $ 70,535             $ 47,436             $ 35,983
    $ 81,163             $ 56,011             $ 40,983             $ 32,555
        1.06%(a)             1.08%(a)             1.13%(a)              .90%(a)
         .56%(a)              .58%(a)              .63%(a)              .40%(a)
        4.78%(a)             4.99%(a)             5.26%(a)             5.61%(a)

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Financial Highlights Cont'd.

                                                                       CLASS C
                                                                   ---------------
                                                                     YEAR ENDED
                                                                   AUGUST 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                     $ 10.49
                                                                       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      .49
Net realized and unrealized gain (loss) on investment
transactions                                                               .18
                                                                       -------
      Total from investment operations                                     .67
                                                                       -------
LESS DISTRIBUTIONS
Dividends from net investment income                                      (.49)
Distributions in excess of net investment income                            --(c)
                                                                       -------
      Total distributions                                                 (.49)
                                                                       -------
Net asset value, end of year                                           $ 10.67
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                          6.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 8,309
Average net assets (000)                                               $ 9,021
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.36%
   Expenses, excluding distribution and service (12b-1) fees               .61%
   Net investment income                                                  4.71%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

                                              See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Financial Highlights Cont'd.

                                       CLASS C
-------------------------------------------------------------------------------------
                                YEAR ENDED AUGUST 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  11.19              $10.71               $10.33               $10.28
    --------             -------              -------              -------
         .50(a)              .52(a)               .53(a)               .56(a)
        (.70)                .49                  .38                  .05
    --------             -------              -------              -------
        (.20)               1.01                  .91                  .61
    --------             -------              -------              -------
        (.50)               (.52)                (.53)                (.56)
          --                (.01)                  --(c)                --
    --------             -------              -------              -------
        (.50)               (.53)                (.53)                (.56)
    --------             -------              -------              -------
    $  10.49              $11.19               $10.71               $10.33
    --------             -------              -------              -------
    --------             -------              -------              -------
       (1.91)%              9.60%                9.01%                5.99%
    $ 10,847              $5,960               $3,611               $3,269
    $  9,088              $4,491               $3,135               $3,300
        1.31%(a)            1.33%(a)             1.38%(a)             1.15%(a)
         .56%(a)             .58%(a)              .63%(a)              .40%(a)
        4.53%(a)            4.74%(a)             5.01%(a)             5.36%(a)

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Financial Highlights Cont'd.

                                                                       CLASS Z
                                                                   ---------------
                                                                     YEAR ENDED
                                                                   AUGUST 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 10.49
                                                                       -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                      .56
Net realized and unrealized gain (loss) on investment
transactions                                                               .16
                                                                       -------
      Total from investment operations                                     .72
                                                                       -------
LESS DISTRIBUTIONS
Dividends from net investment income                                      (.56)
Distributions in excess of net investment income                            --(c)
                                                                       -------
      Total distributions                                                 (.56)
                                                                       -------
Net asset value, end of period                                         $ 10.65
                                                                       -------
                                                                       -------
TOTAL RETURN(b):                                                          7.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $ 4,336
Average net assets (000)                                               $ 4,281
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .61%
   Expenses, excluding distribution and service (12b-1) fees               .61%
   Net investment income                                                  5.45%

------------------------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Less than $.005 per share.
(d) Commencement of offering of Class Z shares.
(e) Annualized.

                                              See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Financial Highlights Cont'd.

                                        CLASS Z
---------------------------------------------------------------------------------------
          YEAR ENDED AUGUST 31,                          SEPTEMBER 18, 1996(d)
------------------------------------------                 THROUGH AUGUST 31,
      1999                      1998                              1997
---------------------------------------------------------------------------------------
     $11.19                    $10.71                            $10.38
    -------                   -------                           -------
        .58(a)                    .61(a)                            .57(a)
       (.70)                      .49                               .33
    -------                   -------                           -------
       (.12)                     1.10                               .90
    -------                   -------                           -------
       (.58)                     (.61)                             (.57)
         --                      (.01)                               --(c)
    -------                   -------                           -------
       (.58)                     (.62)                             (.57)
    -------                   -------                           -------
     $10.49                    $11.19                            $10.71
    -------                   -------                           -------
    -------                   -------                           -------
      (1.18)%                   10.42%                             8.86%
     $5,449                    $4,507                            $1,963
     $4,725                    $3,312                            $  970
        .56%(a)                   .58%(a)                           .63%(a)(e)
        .56%(a)                   .58%(a)                           .63%(a)(e)
       5.28%(a)                  5.49%(a)                          5.76%(a)(e)

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential California Municipal Fund, California Income Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Income Series (the "Fund", one of the portfolios constituting Prudential California Municipal Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Income Series
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended August 31, 2000, dividends paid from net investment income of $.54 per share for Class A shares, $.51 per Class B share, $.49 per Class C share and $.56 per Class Z share were all federally tax-exempt interest dividends.

      We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

      In January 2001, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2000.

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series
             Portfolio of Investments as of August 31, 2000

                                                                             PRINCIPAL
                                      MOODY'S RATING  INTEREST    MATURITY   AMOUNT        VALUE
DESCRIPTION (a)                       (UNAUDITED)     RATE        DATE       (000)         (NOTE 1)
---------------------------------------------------------------------------------------------------------

Abag Fin. Auth.,
 Eastridge Apts., Ser. 00A,
 F.R.W.D., A.M.T.                     VMIG1           3.65%       9/07/00    $    2,545    $  2,545,000
 Gaia Bldg. Proj., Ser. 00A,
 F.R.W.D., A.M.T.                     A-1+(d)         3.70        9/07/00         1,665       1,665,000
Alameda Cnty. Ind. Dev. Auth. Rev.,
 Edward Shimmon Proj., Ser. 96A,
 F.R.W.D., A.M.T.                     A-1(d)          3.70        9/07/00         5,700       5,700,000
 Meskimen Fam.Trust Proj.,
 Ser 98A, F.R.W.D., A.M.T.            A-1(d)          3.70        9/07/00         1,300       1,300,000
Anaheim Elec. Rev., Ser. 96A,
 A.M.B.A.C.                           NR              4.50        10/01/00          560         560,196
Antioch Unified Sch. Dist., Ser.
 99, T.R.A.N.                         SP-1+(d)        4.00        10/27/00       10,000      10,008,132
California Dept. of Wtr. Res.,
 Wtr. Rev., Ser. 1, T.E.C.P.          P-1             4.25        9/12/00         1,330       1,330,000
 Central Valley Project, Ser. T       NR              5.00        12/01/00        1,000       1,003,023
California Econ. Dev. Fin. Auth.
 Rev., Mannesmann Dematic Rapistan
 Corp., Ser. 98, F.R.W.D., A.M.T.     NR              4.30        9/07/00         3,200       3,200,000
California Hlth. Facilities Fin.
 Auth. Rev., Auth. Rev. A Hlth.
 Fac. Fin.                            VMIG1           3.40        9/01/00           250         250,000
California Infrastructure & Econ.
 Dev. Bank, Ind. Dev. Rev., Starter
 & Alternator Proj., Ser. 99,
 F.R.W.D., A.M.T.                     A-1+(d)         4.05        9/06/00         5,000       5,000,000
California Poll. Ctrl. Fin. Auth.
 Rev.,
 Wadham Energy, Ser. B, F.R.W.D.,
 A.M.T.                               A-1(d)          4.35        9/06/00         2,475       2,475,000
 Wadham Energy, Ser. C, F.R.W.D.,
 A.M.T.                               A-1(d)          4.35        9/06/00         9,150       9,150,000
 U.S. Borax Inc. Proj., Ser. 95A,
 F.R.W.D.                             NR              4.20        9/07/00         5,100       5,100,000
California Pub. Cap. Impts. Fin.
 Auth.
 Rev. Bond-Lehman, Ser. A35,
 F.R.W.D., M.B.I.A.                   VMIG1           4.00        9/06/00         7,500       7,500,000
California Sch. Cash Reserve Prog.
 Auth., Ser. A, A.M.B.A.C.            MIG1            5.25        7/03/01        10,000      10,078,464

                                       See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                             PRINCIPAL
                                      MOODY'S RATING  INTEREST    MATURITY   AMOUNT        VALUE
DESCRIPTION (a)                       (UNAUDITED)     RATE        DATE       (000)         (NOTE 1)
-------------------------------------------------------------------------------------------------------
California St.
 Gen. Oblig., Ser. 142, F.R.W.D.S.    A-1+(d)         3.80%       9/07/00    $    1,200    $  1,200,000
 Gen. Oblig., T.E.C.P.                P-1             4.05        10/20/00        5,000       5,000,000
 Gen. Oblig., T.E.C.P.                P-1             4.00        11/10/00        5,000       5,000,000
California St. Pub. Wks. Board,
 Lease Rev., Dept. of Corrections,
 Ser 210, F.R.W.D., A.M.B.A.C.        VMIG1           3.83        9/07/00         3,050       3,050,000
 State Univ. Library Proj.,
 Ser. 1990A                           NR              6.25        9/01/00         2,000(c)    2,040,000
California St., Veterans Gen.
 Oblig.,
 Ser. 00A, F.R.W.D.S., A.M.B.A.C.,
 A.M.T.                               VMIG1           4.02        9/06/00         5,000       5,000,000
California Statewide Cmntys. Dev.
 Auth. Rev.,
 Ser. A, T.R.A.N., F.S.A.             MIG1            5.25        6/29/01         4,700       4,736,412
 Ser. B, T.R.A.N., F.S.A.             MIG1            5.25        8/03/01         4,700       4,739,199
 Aegis of Aptos Proj., Multi-Family
 Rev., Ser. 98Y, F.R.W.D., A.M.T.     A-2(d)          4.05        9/07/00         2,500       2,500,000
 Karcher Prop. Inc., Ser. 1994C,
 F.R.W.D., A.M.T.                     VMIG1           4.35        9/06/00         2,000       2,000,000
 Propak-California Corp., Ser. 94B,
 F.R.W.D., A.M.T.                     A-1+(d)         4.35        9/06/00         1,840       1,840,000
 Dix Metals, Ser. 98B, F.R.W.D.,
 A.M.T.                               NR              4.35        9/06/00         5,475       5,475,000
Fresno Cnty. Trans. Auth.
 Sales Tax Rev., Ser. 98,
 A.M.B.A.C.                           NR              5.00        4/01/01           500         503,238
Fresno Unified Sch. Dist., Ed. Fac.
 Corp., Ser. 91A                      NR              7.20        5/01/01         1,000(c)    1,039,073
Inglewood Redev. Agency Tax Alloc.,
 Refunding Bonds,
 Ser. 1998A, A.M.B.A.C.               NR              4.00        5/01/01           560         560,534

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                             PRINCIPAL
                                      MOODY'S RATING  INTEREST    MATURITY   AMOUNT        VALUE
DESCRIPTION (a)                       (UNAUDITED)     RATE        DATE       (000)         (NOTE 1)
-------------------------------------------------------------------------------------------------------
Kern Cnty. Superintendent of Schs.,
 Master Lease, Ser. 96A, F.R.W.D.     A-1+(d)         3.75%       9/07/00    $    1,615    $  1,615,000
Kings River Conservation Dist.,
 Pine Flatland Pwr. Rev., Ser. 92D    NR              6.00        1/01/01         3,575(c)    3,669,125
Lassen Muni. Util. Dist. Rev.,
 Refunding Rev., Ser. 96A,
 F.R.W.D., F.S.A., A.M.T.             VMIG1           4.10        9/07/00         5,300       5,300,000
Long Beach Harbor Rev., Ser. 91       NR              7.20        5/15/01         1,220       1,245,708
Los Angeles City of L.A.,
 Ser. 98A                             NR              4.50        9/01/00         2,100       2,100,000
Los Angeles Cnty. Sch. Pooled Fin.
 Prog. Ser. A, T.R.A.N., F.S.A.       SP-1+(d)        5.00        7/02/01         5,000       5,029,147
Los Angeles Cnty., Correctional
 Fac. Proj., M.B.I.A.                 NR              6.50        9/01/00         2,000(c)    2,037,800
Los Angeles Cnty., Pub. Wks. Fin.
 Auth. Rev., Reg. Park & Open Space
 Dist.                                NR              5.00        10/01/00        4,250       4,253,650
Los Angeles Dept. of Wtr. & Pwr.,
 Waterworks Rev., Ser. 99L,
 F.R.W.D.S., F.G.I.C.                 VMIG1           3.97        9/05/00         8,000       8,000,000
 Elec. Plant Rev., Ser. 276,
 F.R.W.D.                             VMIG1           3.83        9/07/00         6,000       6,000,000
 Elec. Plant Rev., Ser. 370,
 F.R.W.D.                             VMIG1           3.98        9/07/00        10,055      10,055,000
Los Angeles Harbor. Dept. Rev.,
 Class F, Ser. 7, F.R.W.D.,
 M.B.I.A.                             VMIG1           3.88        9/07/00         5,995       5,995,000
Los Angeles Ind. Dev. Auth. Apparel
 Prod. Serv., Ser. 00A, F.R.W.D.,
 A.M.T.                               A-1+(d)         3.95        9/06/00         2,150       2,150,000
Metropolitan Wtr. Dist. So. Cal.,
 Ser. A, T.E.C.P.                     P-1             4.00        9/22/00         4,200       4,200,000
 Waterworks. Rev., Ser. 99O,
 F.R.W.D.S.                           VMIG1           3.97        9/05/00        10,000      10,000,000

                                            See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                             PRINCIPAL
                                      MOODY'S RATING  INTEREST    MATURITY   AMOUNT        VALUE
DESCRIPTION (a)                       (UNAUDITED)     RATE        DATE       (000)         (NOTE 1)
-------------------------------------------------------------------------------------------------------
Muni. Secs. Trust Certif.,
 Ser. 2000-95 Class A, F.R.D.D.       A-1(d)          3.90%       9/01/00    $   12,100    $ 12,100,000
Oakland Rev., Ser.00M, F.R.W.D.S.,
 A.M.B.A.C.                           VMIG1           3.97        9/05/00         1,500       1,500,000
Ontario Rev., Hsg. Fin., Ser. 97A,
 F.R.W.D., A.M.T.                     A-1+(d)         3.85        9/07/00         2,900       2,900,000
Pittsburg Pub. Fin. Auth.
 Wastewater Rev., Ser. 91             NR              6.80        6/01/01         1,000(c)    1,038,145
Port of Oakland, Port Rev.,
 Ser. 99-A1, F.R.W.D.S., M.B.I.A.,
 A.M.T.                               VMIG1           4.05        9/06/00         1,775       1,775,000
Puerto Rico Elec. Pwr. Auth.,
 Pub. Improv. Bonds, Ser. 9820,
 F.R.W.D.S., M.B.I.A.                 VMIG1           3.93        9/07/00         8,300       8,300,000
 Muni. Sec. Trust Recpts., Ser.
 SGA43, F.R.W.D.S., M.B.I.A.          A-1+(d)         3.67        9/06/00         2,000       2,000,000
Puerto Rico Hsg. Fin. Comm.,
 Multi-Family Mtge. Rev. Port. A,
 Ser. 90I, A.M.B.A.C.                 NR              4.20        9/15/00         2,360       2,360,000
Puerto Rico Muni. Fin. Agcy.,
 Ser. 225, F.R.W.D.S., F.S.A.         VMIG1           3.83        9/07/00         3,125       3,125,000
Redlands, Loma Linda Univ. Med.
 Cntr., Ser. 90C                      NR              7.00        12/01/00        2,600(c)    2,671,351
Regents of University of California
 Ser. A                               P-1             3.95        9/13/00         4,500       4,500,000
 Ser. A                               P-1             4.05        10/11/00        4,000       4,000,000
 Ser. A                               P-1             3.95        10/12/00        4,500       4,500,000
Riverside Cnty. Trans. Comm.,
 Lmtd. Tax Bonds, Ser. 1991A,
 A.M.B.A.C.                           NR              6.50        6/01/01         1,320       1,342,872
Sacramento Cnty. Hsg. Auth.,
 Normandy Park Senior Apts,
 Ser. 2000A, F.R.W.D., F.N.M.A.,
 A.M.T.                               A-1+(d)         3.60        9/07/00         6,000       6,000,000
Sacramento Cnty. Sanit. Dist., Ser.
 SSS                                  VMIG1           4.10        8/01/01         2,300(c)    2,300,000
San Diego Cnty. Wtr. Auth., Ser.
 91A                                  NR              6.40        5/01/01         2,000(c)    2,071,440

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series
             Portfolio of Investments as of August 31, 2000 Cont'd.

                                                                             PRINCIPAL
                                      MOODY'S RATING  INTEREST    MATURITY   AMOUNT        VALUE
DESCRIPTION (a)                       (UNAUDITED)     RATE        DATE       (000)         (NOTE 1)
-------------------------------------------------------------------------------------------------------
San Francisco Airport Comm.,
 Ser. SSP 38, F.R.D.D., F.S.A.,
 A.M.T.                               VMIG1           3.83%       9/06/00    $    8,950    $  8,950,000
San Francisco Swr. Rev., Ser. 237,
 F.R.W.D.S., F.G.I.C.                 VMIG1           3.83        9/07/00         4,700       4,700,000
San Mateo Cnty., Multi-Family Hsg.
 Rev., Pacific Oaks Apt. Proj.,
 Ser. 87A, F.R.W.D., A.M.T.           VMIG1           3.70        9/06/00         2,600       2,600,000
Santa Ana Comm. Redev. Agcy., Santa
 Ana Inter-City Commuter
 Station, Ser. 85A                    NR              6.50        12/15/00        1,490(c)    1,529,849
Santa Clara Valley Wtr. Dist.,
 Ser. 2000A                           NR              5.00        2/01/01         1,455       1,462,332
Torrance, Hosp. Rev., Little
 Company of Mary Hospital, Ser. 92,
 F.R.W.D.                             A-1+(d)         3.75        9/07/00         5,000       5,000,000
                                                                                           ------------
TOTAL INVESTMENTS  98.0%
 (COST $269,924,690; (e))                                                                   269,924,690
Other assets in excess of
 liabilities  2.0%                                                                            5,642,446
                                                                                           ------------
NET ASSETS  100%                                                                           $275,567,136
                                                                                           ------------
                                                                                           ------------

------------------------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    T.E.C.P.--Tax-Exempt Commercial Paper.
    T.R.A.N.--Tax & Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Standard & Poor's Rating.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

                                          See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series
             Statement of Assets and Liabilities

                                                                   AUGUST 31, 2000
----------------------------------------------------------------------------------
ASSETS
Investments, at amortized cost which approximates market value      $ 269,924,690
Cash                                                                       73,770
Receivable for Series shares sold                                      16,233,873
Receivable for investments sold                                         2,700,000
Interest receivable                                                     2,626,174
Other assets                                                                5,738
                                                                   ---------------
      TOTAL ASSETS                                                    291,564,245
                                                                   ---------------
LIABILITIES
Payable for Series shares reacquired                                   13,421,779
Payable for investments purchased                                       2,300,000
Management fee payable                                                    114,807
Dividends payable                                                          96,123
Accrued expenses                                                           36,677
Distribution fee payable                                                   16,161
Deferred trustee's fees                                                    11,562
                                                                   ---------------
      TOTAL LIABILITIES                                                15,997,109
                                                                   ---------------
NET ASSETS                                                          $ 275,567,136
                                                                   ---------------
                                                                   ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value                 $   2,755,671
   Paid-in capital in excess of par                                   272,811,465
                                                                   ---------------
Net assets, August 31, 2000                                         $ 275,567,136
                                                                   ---------------
                                                                   ---------------
Net asset value, offering price and redemption price per share
($275,567,136 divided by 275,567,136 shares of beneficial interest
issued and outstanding; unlimited number of shares authorized)              $1.00
                                                                   ---------------
                                                                   ---------------

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series
             Statement of Operations

                                                                        YEAR
                                                                        ENDED
                                                                   AUGUST 31, 2000
----------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned                                     $  10,426,510
                                                                   ---------------
Expenses
   Management fee                                                       1,498,012
   Distribution fee                                                       374,503
   Transfer agent's fees and expenses                                      67,000
   Custodian's fees and expenses                                           59,000
   Reports to shareholders                                                 45,000
   Registration fees                                                       30,000
   Legal fees and expenses                                                 28,000
   Audit fees                                                              13,000
   Trustees' fees and expenses                                             13,000
   Miscellaneous                                                            5,840
                                                                   ---------------
    TOTAL EXPENSES                                                      2,133,355
Less: Custodian fee credit (Note 1)                                       (20,693)
                                                                   ---------------
    Net expenses                                                        2,112,662
                                                                   ---------------
NET INVESTMENT INCOME                                                   8,313,848
REALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions                              (24,550)
                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   8,289,298
                                                                   ---------------
                                                                   ---------------

                                            See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series
             Statement of Changes in Net Assets

                                                      YEAR ENDED AUGUST 31,
                                                     2000               1999
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net investment income                        $     8,313,848    $     6,660,928
   Net realized gain (loss) on investment
      transactions                                      (24,550)            18,632
                                                ---------------    ---------------
   Net increase in net assets resulting from
      operations                                      8,289,298          6,679,560
                                                ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS (NOTE 1)                 (8,289,298)        (6,679,560)
                                                ---------------    ---------------
SERIES SHARE TRANSACTIONS (AT $1 PER SHARE)
   Net proceeds from shares sold                  1,616,264,808      1,284,076,534
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                     8,005,325          6,453,709
   Cost of shares reacquired                     (1,614,175,628)    (1,326,335,873)
                                                ---------------    ---------------
   Net increase (decrease) in net assets from
      Series share transactions                      10,094,505        (35,805,630)
                                                ---------------    ---------------
Total increase (decrease)                            10,094,505        (35,805,630)
NET ASSETS
Beginning of year                                   265,472,631        301,278,261
                                                ---------------    ---------------
End of year                                     $   275,567,136    $   265,472,631
                                                ---------------    ---------------
                                                ---------------    ---------------

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series

             Notes to Financial Statements

      Prudential California Municipal Fund (the "Fund") is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of three series. The monies of each series are invested in separate, independently managed portfolios. The California Money Market Series (the "Series") commenced investment operations on March 3, 1989. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from California state and federal income taxes with the minimum risk by investing in "investment grade" tax-exempt securities having a maturity of 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

      SECURITIES VALUATIONS:    Portfolio securities of the Series are valued
at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

      All securities are valued as of 4:30 p.m., New York time.

      SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      FEDERAL INCOME TAXES:    For federal income tax purposes, each series
in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

      DIVIDENDS:    The Series declares daily dividends from net investment
income and net realized short-term capital gains or losses. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series

             Notes to Financial Statements Cont'd.

      CUSTODY FEE CREDITS:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisor is obligated to keep certain books and records of the fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

      Effective January 1, 2000 the Subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .250 of 1% of the average daily net assets of the Series. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Series or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS") which acts as the distributor of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution regardless of expenses actually incurred by them. The Series reimburses PIMS for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

      PIC, PIMS and PIFM are wholly owned subsidiaries of The Prudential Insurance Company of America.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended August 31, 2000, the Series incurred fees of approximately $64,000 for the services of PMFS. As of August 31, 2000, approximately $5,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series

             Financial Highlights

                                                                     YEAR ENDED
                                                                   AUGUST 31, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR                                    $    1.00
Net investment income and net realized gains                                .03
Dividends and distributions                                                (.03)
                                                                   ---------------
Net asset value, end of year                                          $    1.00
                                                                   ---------------
                                                                   ---------------
TOTAL RETURN(a):                                                           2.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $ 275,567
Average net assets (000)                                              $ 299,602
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               0.70%
   Expenses, excluding distribution and service (12b-1) fees               0.58%
   Net investment income                                                   2.77%

------------------------------
(a) Total return includes reinvestment of dividends and distributions.

                                            See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series

             Financial Highlights Cont'd.

                                YEAR ENDED AUGUST 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $   1.00             $   1.00             $   1.00             $   1.00
         .02                  .03                  .03                  .03
        (.02)                (.03)                (.03)                (.03)
----------------     ----------------     ----------------     ----------------
    $   1.00             $   1.00             $   1.00             $   1.00
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        2.34%                2.81%                2.85%                2.88%
    $265,473             $301,278             $285,280             $249,833
    $289,155             $287,250             $277,720             $256,175
         .71%                 .72%                 .73%                 .74%
         .59%                 .60%                 .61%                 .62%
        2.30%                2.77%                2.80%                2.83%

    See Notes to Financial Statements

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series

             Report of Independent Accountants

To the Shareholders and Board of Trustees of Prudential California Municipal Fund, California Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential California Municipal Fund, California Money Market Series (the "Fund", one of the portfolios constituting Prudential California Municipal Fund) at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The accompanying financial highlights for the year ended August 31, 1996 were audited by other independent accountants, whose opinion dated October 14, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 20, 2000

       PRUDENTIAL CALIFORNIA MUNICIPAL FUND      California Money Market Series

             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (August 31, 2000) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that for the year ended August 31, 2000, dividends paid from net investment income totaling $.03 per share were all federally tax-exempt interest dividends.

APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a stratgegy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.


                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY



                           SMALL STOCKS -- $6,640.79
                           COMMON STOCKS -- $2,845.63
                           LONG-TERM BONDS -- $40.22
                            TREASURY BILLS -- $15.64
                               INFLATION -- $9.40


Source: Stocks, Bonds, Bills and Inflation 1999 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.


Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term.


Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.



    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in each prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS.


                                     '89    '90    '91    '92    '93    '94    '95    '96    '97    '98     '99
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                             14.4%   8.5%  15.3%   7.2%  10.7%  (3.4)% 18.4%   2.7%   9.6%  10.0%  (2.56)%
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                        15.4%  10.7%  15.7%   7.0%   6.8%  (1.6)% 16.8%   5.4%   9.5%   7.0%   1.86%
---------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                             14.1%   7.1%  18.5%   8.7%  12.2%  (3.9)% 22.3%   3.3%  10.2%   8.6%  (1.96)%
---------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                              0.8%  (9.6)% 46.2%  15.8%  17.1%  (1.0)% 19.2%  11.4%  12.8%   1.6%   2.39%
---------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                             (3.4)% 15.3%  16.2%   4.8%  15.1%   6.0%  19.6%   4.1%  (4.3)%  5.3%  (5.07)%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST AND
LOWEST RETURNS PERCENT               18.8   24.9   30.9   11.0   10.3    9.9    5.5    8.7   17.1    8.4    7.46%


(1)
  LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)
  LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).


(3)
  LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source Lipper Inc.


(4)
  LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5)
  SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1999)
1926 1936 1946 1956 1966 1976 1986 1996 1999 YEAR-END
------------------------

Source: Stocks, Bonds, Bills, and Inflation 1999 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-1999. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.



                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 20.7 TRILLION


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CANADA          2.1%
PACIFIC BASIN  16.4%
EUROPE         32.5%
U.S.           49.0%

------------------------

Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1,577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1999. It does not represent the performance of any Prudential mutual fund.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sweden       22.70%
Hong Kong    20.37%
Spain        20.11%
Netherland   18.63%
Belgium      18.41%
France       17.69%
USA          17.39%
UK           16.41%
Europe       16.28%
Switzerland  15.58%
Sing/Mlysia  15.07%
Denmark      14.72%
Germany      13.29%
Australia    11.68%
Italy        11.39%
Canada       11.10%
Japan         9.59%
Norway        8.91%
Austria       7.09%

------------------------

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.



    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CAPITAL APPRECIATION       CAPITAL APPRECIATION
      AND REINVESTING DIVIDENDS            ONLY
1969
1973
1977
1981
1985
1989
1993
1997
1999                   $474,094                   $159,957

------------------------

Source: Lipper Inc. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                                     PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS.

        (a) (1) Amended and Restated Declaration of Trust of the Registrant. (Incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A filed via EDGAR December 20, 1994 (File No. 2-91215).)

          (2) Amended and Restated Certificate of Designation. (Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).)


        (b) Amended and Restated By-Laws of the Registrant.*


        (c) (1) Specimen receipt for shares of beneficial interest, $.01 par value, of the California Income Series. (Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 31, 1997 (File
          No. 2-91215).)

          (2) Specimen receipt for shares of beneficial interest, $.01 par value, of the California Series. (Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 31, 1997 (File No. 2-91215).)

          (3) Specimen receipt for shares of beneficial interest, $.01 par value, of California Money Market Series. (Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 31, 1997 (File
          No. 2-91215).)


        (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. (Incorporated by reference to
          Exhibit 5(a) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 30, 1997 (File No. 2-91215).)



          (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. (Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 30, 1997 (File No. 2-91215).)



          (3) Amendment to Subadvisory Agreement dated as of November 18, 1999, between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*


        (e) Distribution Agreement between the Registrant and Prudential Investment Management Services LLP. Incorporated by reference to
          Exhibit 6 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed via EDGAR on November 3, 1998 (File No. 2-91215).

        (f)  Not applicable.

        (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 24 to Registration Statement on
          Form N-1A filed via EDGAR October 31, 1997 (File No. 2-91215).)


          (2) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 39 to Registration Statement on
          Form N-1A filed via EDGAR on December 23, 1999 (File No 2-91215).)


        (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (Incorporated by reference to
          Exhibit 9 to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A filed via EDGAR October 31, 1997 (File No. 2-91215).)


          (2) Amendment to Transfer Agency Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A filed via EDGAR on December 23, 1999 (File No 2-91215).)


        (i)  Opinion and Consent of Counsel.*

        (j)  Consent of PricewaterhouseCoopers LLP.*

        (k) Not applicable.

        (l)  Not applicable.

        (m) (1) Distribution and Service Plan with respect to California Money Market Series. (Incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).)

          (2) Distribution and Service Plan for Class A shares. (Incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).)


          (3) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 39 to Registration Statement on Form N-1A filed via EDGAR on December 23, 1999 (File No. 2-91215).)


          (4) Distribution and Service Plan for Class C shares. (Incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).)

        (n) Amended and Restated Rule 18f-3 Plan. (Incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A filed via EDGAR November 3, 1998. (File No. 2-91215).)


        (p) (1) Code of Ethics of the Registrant.*



          (2) Code of Ethics of The Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*

------------------------
*Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 25. INDEMNIFICATION.


    Article V, Section 5.3 of the Registrant's Amended and Restated Declaration of Trust provides that the Trustees shall provide for indemnification by the Trust (or the appropriate series thereof) of every person who is, or has been, a Trustee or officer of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the By-Laws. Section 5.1 also provides that Trustees, officers, employees or agents of the Trust shall not be subject to any personal liability to any other person other than the Trust or applicable series thereof or its shareholders, in connection with Trust property or the property of any series thereof or the affairs of the Trust or any series thereof, except liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his of her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder from and against all claims and shall reimburse such shareholder for all expenses reasonably related thereto.



    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article XI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), in certain cases, any individual who is a present or former officer, Trustee, employee or agent of the Registrant or who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant (a representative of the Trust), may be indemnified by the Registrant against certain liabilities in connection with the Registrant provided that such representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, subject to certain qualifications and exceptions including liabilities to the Registrant or to its shareholders to which such representative would otherwise be subject by reason of misfeasance, bad faith, gross negligence or reckless disregard of duties. As permitted by Section 17(i) of the 1940 Act, and pursuant to
Section 10 of the Distribution Agreement (Exhibit (e) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.



    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. Pursuant and subject to the provisions of
Article XI of the Registrant's By-Laws, the Registrant shall indemnify each representative of the Trust against, or advance the expenses of a representative of the Trust for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.


    The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.


    Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) (formerly known as Prudential Mutual Fund Management Inc.) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PIFM liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.



    The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    (a) Prudential Investments Fund Management LLC (PIFM)

    See "How the Fund is Managed--Manager" in the Prospectuses constituting
Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, New Jersey 07102.


NAME AND ADDRESS              POSITION WITH PIFM                        PRINCIPAL OCCUPATIONS
----------------              ------------------                        ---------------------
David R. Odenath, Jr.         Officer in Charge,         Officer in Charge, President, Chief Executive
                               President, Chief           Officer and Chief Operating Officer, PIFM; Senior
                               Executive Officer and      Vice President, The Prudential Insurance Company of
                               Chief Operating Officer    America (Prudential)
Robert F. Gunia               Executive Vice President   Executive Vice President & Chief Administrative
                               & Chief Administrative     Officer, PIFM; Vice President, Prudential;
                               Officer                    President, Prudential Investment Management
                                                          Services LLC (PIMS)
William V. Healey             Executive Vice President,  Executive Vice President, Chief Legal Officer and
                               Chief Legal Officer and    Secretary, PIFM; Vice President and Associate
                               Secretary                  General Counsel, Prudential; Senior Vice President,
                                                          Chief Legal Officer and Secretary, PIMS
Stephen Pelletier             Executive Vice President   Executive Vice President, PIFM
Judy A. Rice                  Executive Vice President   Executive Vice President, PIFM
Lynn M. Waldvogel             Executive Vice President   Executive Vice President, PIFM


    (b) The Prudential Investment Corporation (PIC)


    See "How the Series is Managed--Investment Adviser" in the Prospectuses constituting Part A of the Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS              POSITION WITH PIC                         PRINCIPAL OCCUPATIONS
----------------              -----------------                         ---------------------
John R. Strangfeld, Jr.       President, Chief           President, Chief Executive Officer, Chairman of the
                               Executive Officer,         Board and Director, PIC; Chief Executive Officer of
                               Chairman of the Board      Prudential Securities Inc. President of Prudential
                               and Director               Global Asset Management Group of Prudential; Senior
                                                          Vice President, Prudential
Bernard Winograd              Senior Vice President and  Chief Executive Officer, Prudential Real Estate
                               Director                   Investors; Senior Vice President and Director, PIC


ITEM 27. PRINCIPAL UNDERWRITERS

    (a) Prudential Investment Management Services LLC (PIMS)


    PIMS is distributor for the following open-end management companies: Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Series Target Funds and The Target Portfolio Trust.



    PIMS is also distributor of the following unit investment trusts: Separate Accounts, Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract Account.


    (b) Information concerning the officers and directors of PIMS is set forth below.


                                           POSITIONS AND                              POSITIONS AND
                                           OFFICES WITH                               OFFICES WITH
NAME(1)                                    UNDERWRITER                                REGISTRANT
-------                                    -------------                              -------------

Margaret Deverell......................    Vice President and Chief Financial         None
                                           Officer
Robert F. Gunia........................    President                                  Vice President and Trustee
Kevin Frawley..........................    Senior Vice President and Compliance       None
213 Washington St.                         Officer
Newark, NJ 07102
William V. Healey......................    Senior Vice President, Secretary and       None
                                           Chief Legal Officer
John R. Strangfeld, Jr.................    Advisory Board Member                      Trustee and President



--------------
(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-4077, unless otherwise indicated.


    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


    All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway

Center Three, 100 Mulberry Street, Newark, New Jersey 07102; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, NJ, 07102 documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three, 100 Mulberry Street, Newark, NJ, 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of
Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES


    Other than as set forth under the captions "How the Series is Managed--Manager" and "How the Series is Managed--Distributor" in the Prospectuses and the caption "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

    The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 31st day of October, 2000.


                                               PRUDENTIAL CALIFORNIA MUNICIPAL
                                               FUND


                                               By: /s/ JOHN R. STRANGFELD

                                                 -------------------------------

                                                   John R. Strangfeld, President


    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                        NAME                           TITLE                                        DATE
                        ----                           -----                                        ----

                /s/ EUGENE C. DORSEY
     -------------------------------------------       Trustee                                October 31, 2000
                  Eugene C. Dorsey

                 /s/ DELAYNE D. GOLD
     -------------------------------------------       Trustee                                October 31, 2000
                   Delayne D. Gold

                 /s/ ROBERT F. GUNIA
     -------------------------------------------       Vice President and Trustee             October 31, 2000
                   Robert F. Gunia

                /s/ THOMAS T. MOONEY
     -------------------------------------------       Trustee                                October 31, 2000
                  Thomas T. Mooney

                 /s/ STEPHEN P. MUNN
     -------------------------------------------       Trustee                                October 31, 2000
                   Stephen P. Munn

                /s/ DAVID R. ODENATH
     -------------------------------------------       Vice President and Trustee             October 31, 2000
                  David R. Odenath

               /s/ RICHARD A. REDEKER
     -------------------------------------------       Trustee                                October 31, 2000
                 Richard A. Redeker

               /s/ JOHN R. STRANGFELD
     -------------------------------------------       President and Trustee                  October 31, 2000
                 John R. Strangfeld

               /s/ NANCY HAYS TEETERS
     -------------------------------------------       Trustee                                October 31, 2000
                 Nancy Hays Teeters

     -------------------------------------------       Trustee                                October 31, 2000
                 Louis A. Weil, III

                 /s/ GRACE C. TORRES
     -------------------------------------------       Principal Financial and Accounting     October 31, 2000
                   Grace C. Torres                      Officer

                                 EXHIBIT INDEX

EXHIBITS


   (b)  Amended and Restated By-Laws of the Registrant.

(d)(3)  Amendment to Subadvisory Agreement dated as of November 18,
        1999, between Prudential Investments Fund Management LLC and
        The Prudential Investment Corporation.*

   (i)  Opinion and Consent of Counsel.

   (j)  Consent of PricewaterhouseCoopers LLP.

   (p)  (1) Code of Ethics of the Registrant.

        (2) Code of Ethics of The Prudential Investment Corporation,
        Prudential Investments Fund Management LLC and Prudential
        Investment Management Services LLC.